                                      SM&R
                               FIXED INCOME FUNDS
                   INVESTMENT STRATEGIES FOR A CHANGING WORLD





















                          NOT PART OF THE PROSPECTUS

THE 3 "GOLDEN RULES"
FOR LOW RISK INVESTING.


1    UNDERSTAND YOUR OPTIONS
     The key to successful investing isn't necessarily to avoid risk, but rather to understand it. All investments involve some risk. If you want your money to hold its value over time, there are a number of attractive investment options suitable for the conservative investor.
     Fixed income funds are an excellent choice for investors who seek rewards with low risk. Like stock funds, there are numerous options. SM&R fixed income funds can provide income. One is tax-free. Another contains securities backed by the U.S. Government. Another contains corporate bonds which are "rated," so portfolio managers can identify suitable choices. Talk to a SM&R registered representative and get informed.

2    CONSIDER DIVERSIFYING YOUR INVESTMENT
     One of the most recommended protections against the loss of capital is investment diversification, which customarily means owning different types of funds. Even the most conservative investor should consider diversifying their portfolio. If you have not already done so, assess your current financial resources. Figure out how much must be devoted to your day-to-day needs. This amount should probably go to low-risk options, such as income-producing bond funds and money market funds. If there is a portion of your assets which you do not need immediately, consider whether it makes sense to diversify a portion of it into stock funds. Historically, stock fund values have grown more than the rate of inflation over the long term.

3    CONTINUE TO INVEST
     One of the mistakes low risk investors and fixed-income investors can make is to stop actively investing. The tendency may be to make do with what has been previously invested and avoid additional risk. When possible, devote some part of your budget to new investments that can enhance the financial goals you've already attained.* Staying an active, knowledgeable investor is an effective way to stay in control of your financial health.

* You should always consider your financial ability to continue investing, even in periods of low prices. Dollar cost averaging does not assure a profit nor does it protect you against loss in declining markets.



This brochure is authorized for distribution to current and prospective investors only when preceded or accompanied by a current prospectus.
This brochure includes a prospectus that describes in detail the Funds' objectives, investment policies, risks, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

                           NOT PART OF THE PROSPECTUS

      [LOGO]

                             SM&R INVESTMENTS, INC.

                               FIXED INCOME FUNDS

                   INVESTMENT STRATEGIES FOR A CHANGING WORLD

     CLASS A, CLASS B, CLASS C FUNDS
           SM&R GOVERNMENT BOND FUND
           SM&R TAX FREE FUND

     SINGLE CLASS FUNDS
           SM&R PRIMARY FUND
           SM&R MONEY MARKET FUND

     PROSPECTUS, DECEMBER 31, 1999

       The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
       An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                (ALL CLASSES MAY NOT BE AVAILABLE IN ALL STATES)

                               TABLE OF CONTENTS
   --------------------------------------------------------------------------

FUND SUMMARIES.............................         1
SM&R Government Bond Fund..................         1
SM&R Tax Free Fund.........................         2
SM&R Primary Fund..........................         3
SM&R Money Market Fund.....................         4
ADDITIONAL EXPLANATION OF RISK FACTORS.....         5
PERFORMANCE................................         6
Bar Charts and Performance Tables..........         6
EXPENSES OF THE FUNDS......................         8
Fees and Expenses of the Funds.............         8
CHOOSING A SHARE CLASS THAT BEST SUITS
YOU........................................        10
SALES CHARGE REDUCTIONS AND WAIVERS........        11
Class A Sales Charges......................        11
Class B Sales Charges......................        12
Class B Waivers of Contingent Deferred
Sales Charges..............................        12
Class C Sales Charges......................        13
Distribution and Shareholder
Service (12b-1) Fee........................        13
INVESTMENT OBJECTIVES, POLICIES AND RISKS..        14
Government Bond Fund.......................        14
Tax Free Fund..............................        16
Primary Fund...............................        18
Money Market Fund..........................        18
OTHER RISK FACTORS.........................        20
THE FUNDS AND THEIR MANAGEMENT.............        21
Investment Advisor.........................        21
Portfolio Management.......................        22
FINANCIAL HIGHLIGHTS.......................        23
Government Bond Fund.......................        24
Tax Free Fund..............................        25
Primary Fund...............................        26
Money Market Fund..........................        27
SHAREHOLDER'S GUIDE TO INVESTING WITH
SM&R'S MUTUAL FUNDS........................        28
APPENDIX...................................       A-1

 WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU
 This prospectus explains the investment objectives, risks and strategies of each of the SM&R Mutual Funds. Reading the prospectus will help you to decide which SM&R Mutual Fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

 FUND SUMMARY                                          SM&R GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class A-Fund #126
 Class B-Fund #226
 Class C-Fund #326

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Manager:
                                 Terry E. Frank

 Portfolio Turnover:
                                 22.86% Class A
                                 22.86% Class B
                                 22.86% Class C

 Dividend Payment
 Schedule:
                                    Monthly

INVESTMENT OBJECTIVE

To provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES

The Government Bond Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes, Freddie Macs, and Fannie Maes. This fund may also invest assets in collateralized mortgage obligations.

The Government Bond Fund generally invests primarily in medium and long term securities. The weighted average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Government Bond Fund, or it could underperform other investments, if any of the following occurs:
  - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
  - the worldwide demand for U.S. government securities falls.
  - interest rates fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages.
  - interest rates rise enough to cause fewer people than expected to repay their mortgages early if any bonds the fund owns are downgraded in credit rating or into default.

WHO MAY WANT TO INVEST IN THE FUND

The Government Bond Fund may be appropriate if you:
  - are seeking income to meet current needs
  - are willing to accept moderate risk of volatility
  - are retired or nearing retirement

The Government Bond Fund may NOT be appropriate if you:
  - are investing for maximum return over a long time horizon
  - require absolute stability of your principal

 FUND SUMMARY                                                 SM&R TAX FREE FUND
--------------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class A-Fund #128
 Class B-Fund #228
 Class C-Fund #328

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Manager:
                                 Terry E. Frank

 Portfolio Turnover:
                                 5.09% Class A
                                 5.09% Class B
                                 5.09% Class C

 Dividend Payment
 Schedule:
                                    Monthly

INVESTMENT OBJECTIVE

To provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions.

PRINCIPAL INVESTMENT STRATEGIES

The Tax Free Fund invests primarily in tax-exempt securities. During normal market conditions, this fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income taxes. The Tax Free Fund generally invests in securities rated Baa or better by Moody's or BBB or better by Standard and Poor's and Fitch.

The weighted average portfolio maturity of the Tax Free Fund generally is expected to be in the six to fifteen year range (some securities have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Tax Free Fund, or it could underperform other investments, if any of the following occurs:
  - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
  - if any bonds the fund owns are downgraded in credit rating or go into default certain securities become harder to value or to sell at a fair price.
  - if any of the fund's investments are invested in Baa or BBB rated securities they may be less liquid than comparably rated municipal securities and involve somewhat greater risk.

ALSO, SOME OF YOUR DIVIDEND INCOME MAY BE TAXABLE.

WHO MAY WANT TO INVEST IN THE FUND

The Tax Free Fund may be appropriate if you:
  - are willing to sacrifice some investment return for income exempt from federal income tax and, under certain conditions, exempt from state and local taxes
  - are in a high tax bracket (28% and up)
  - are seeking income to meet current needs
  - are willing to accept moderate risk of volatility

The Tax Free Fund may NOT be appropriate if you:
  - are investing for maximum return
  - require absolute stability of your principal

  - prefer capital gains over ordinary income

 FUND SUMMARY                                                  SM&R PRIMARY FUND
--------------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Single Class:
                                   Fund #627

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
                                 Terry E. Frank
                                John S. Maidlow

 Portfolio Turnover:
                                     30.47%

 NASDAQ Symbol:
                                     SMRPX

 Dividend Payment
 Schedule:
                                    Monthly

INVESTMENT OBJECTIVE

To seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper.

PRINCIPAL INVESTMENT STRATEGIES

The Primary Fund invests primarily in commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations. This fund will only invest in commercial paper rated in one of the two highest rating categories.

The Primary Fund may also invest in:
  - U.S. Government obligations;
  - corporate debt obligations maturing in five years or less and rated "A" or higher;
  - certificates of deposit, generally maturing in 3 years or less; and
  - repurchase agreements.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Primary Fund, or it could underperform other investments, if any of the following occurs:
  - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
  - if any of the fund's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, the Primary Fund may not achieve as high a level of current income as a fund investing in lower-rated securities or longer-term securities.

WHO MAY WANT TO INVEST IN THE FUND

The Primary Fund may be appropriate if you:
  - are seeking income to meet current needs
  - are willing to accept moderate risk of volatility
  - are more concerned with safety of principal than with investment returns
  - are retired or nearing retirement

The Primary Fund may NOT be appropriate if you:
  - are investing for maximum return
  - require absolute stability of your principal
  - are investing for goals that are many years in the future
  - prefer capital gains over ordinary income

 FUND SUMMARY                                             SM&R MONEY MARKET FUND
--------------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Single Class:
                                   Fund #620

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
                                 Terry E. Frank
                                John S. Maidlow

 NASDAQ Symbol:
                                     SMRMM

 Dividend Payment
 Schedule:
                                    Monthly

INVESTMENT OBJECTIVE

To seek the highest current income consistent with the stability of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, including: U.S. Government obligations, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. This fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Money Market Fund if any of the following occurs:
  - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
  - if any of the fund's investments are downgraded in credit rating or go into default.

However, the risks of investment in the Money Market Fund may be expected to be less than for other mutual funds. By limiting its investments as described above, this fund may not achieve as high a level of current income as a fund investing in lower-rated securities. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET FUND. YOU SHOULD KEEP IN MIND THAT AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST IN THE FUND

The Money Market Fund may be appropriate if you:
  - require stability of principal
  - are seeking a mutual fund for the cash portion of an asset allocation program
  - need to "park" your money temporarily
  - are more concerned with safety of principal than with investment returns
  - are investing emergency reserves

The Money Market Fund may NOT be appropriate if you:
  - want federal deposit insurance
  - are seeking an investment that is likely to outpace inflation
  - are investing for retirement or other goals that are many years in the future
  - are investing for growth or maximum current income

                     ADDITIONAL EXPLANATION OF RISK FACTORS
   --------------------------------------------------------------------------

                            COMMON RISK FACTORS FOR
                           ALL OF SM&R'S MUTUAL FUNDS

Please remember that mutual fund shares are:
- Not guaranteed to achieve their investment goal
- Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency
- Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R Mutual Fund could fluctuate in value over time and could result in a loss of money.
--------------------------------------------------------
                          RISK FACTORS SPECIFIC TO THE
                                SM&R MUTUAL FUNDS

  IMPORTANT
  The following factors may affect the value of your investment in one or more of the SM&R Mutual Funds.
  CREDIT RISK
  The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.
  INTEREST RATE RISK
  The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values. THIS RISK AFFECTS ALL FOUR FUNDS, BUT HAS LESS AFFECT ON THE MONEY MARKET AND PRIMARY FUNDS. LIQUIDITY RISK
  The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.
  INVESTMENT STYLE OR MANAGEMENT RISK
  The risk that a strategy used by a fund's management may fail to produce the intended result. THIS RISK AFFECTS ALL FOUR FUNDS.
  MARKET RISK
  The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them. THIS RISK AFFECTS ALL FOUR FUNDS.
  MATURITY RISK
  The risk that if the general level of interest rates rise subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rates securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. As the maturity increases, the price discount is being amortized over an increasing number of years. Therefore, in order for the discount to produce say an extra 1 percent per annum; it must be progressively larger in dollar amounts as maturity increases. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences.

  PREPAYMENT AND EXTENSION RISK
  PREPAYMENT RISK is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the actual or expected number of mortgage prepayments, thereby reducing the security's value. EXTENSION RISK is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. THIS RISK APPLIES ONLY TO THE GOVERNMENT BOND FUND.

  OTHER RISKS
  Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds management.

  YEAR 2000 RISKS
  Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way the dates are encoded and calculated, referred to as the Year 2000 Problem. The Year 2000 Problem could have a negative impact on the handling of securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders. In addition, if any of the companies or government units in which a fund invests suffer a Y2k computer system failure, such failure could have an adverse impact on the funds and their shareholders.

                                  PERFORMANCE
   --------------------------------------------------------------------------

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the funds and the difference in returns by:
- showing performance for each year since inception and
- showing how average annual returns compare to those of a broad measure of market performance.

                      PAST PERFORMANCE IS NOT NECESSARILY
                         AN INDICATION OF HOW THE FUNDS
                          WILL PERFORM IN THE FUTURE.

The returns shown in the bar charts below show the percentage gain or loss for Class T shares of the Funds. These bar charts include the effects of Fund expenses, but not sales charges and 12b-1 fees. The returns shown would be lower if such sales charges were included.

GOVERNMENT BOND FUND

A bar chart for Class T shares of the Government Bond Fund is included at this time, as the A, B & C classes (inception on 1/1/99) have not been in existence for a full calendar year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   9.31%
1994  -4.65%
1995  18.57%
1996   3.43%
1997   8.14%
1998   6.87%

For the nine month period ended September 30, 1999, the Government Bond Fund, Class T shares had a total return of (0.31)%.

                                QUARTER ENDED            TOTAL RETURN
Best Quarter:                     June 30, 1995               6.44%
Worst Quarter:               September 30, 1994              (1.77)%

Classes A, B, and C have not been in existence for a full calendar year. Accordingly, annual total returns for those classes cannot be provided. Instead, the following table reflects the annual total returns for the Government Bond Fund Class T shares, and includes the applicable Class T sales charge and fees and expenses. If these classes had been in existence for a full calendar year, the financial performance would have been lower because of the different sales charges and fees and expenses, including 12b-1 fees. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Government/Mortgage-Backed Securities Index. This index includes all public obligations of the U.S. treasury and all publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate debt guaranteed by the U.S. Government as well as 15 and 30 year fixed rate securities backed by mortgage pools of the GNMA, FHLMA, and FNMA.

AVERAGE ANNUAL TOTAL RETURNS
(for the period ended 12/31/98)

                                                               SINCE
                                        PAST        PAST     INCEPTION
                                      ONE YEAR    5 YEARS     3/16/92
SM&R Government Bond Fund               2.03%      5.24%       6.55%
Lehman Brothers Government/
Mortgage-Backed Securities Index        8.72%      7.18%      10.93%

                                  PERFORMANCE
   --------------------------------------------------------------------------

TAX FREE FUND

A bar chart for Class T shares of the Tax Free Fund is included at this time, as the A, B & C classes (inception on 1/1/99) have not been in existence for a full calendar year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994  -5.49%
1995  17.87%
1996   4.48%
1997   8.98%
1998   6.33%

For the nine month period ended September 30, 1999, the Tax Free Fund, Class T shares had a total return of (2.52)%.

                                  QUARTER ENDED          TOTAL RETURN
Best Quarter:                    March 31, 1995               7.41%
Worst Quarter:                   March 31, 1994              (3.94)%

Classes A, B, and C have not been in existence for a full calendar year. Accordingly, annual total returns for those classes cannot be provided. Instead, the following table reflects the annual total returns for the Tax Free Fund Class T shares, and includes the applicable Class T sales charge and fees and expenses. If these classes had been in existence for a full calendar year, the financial performance would have been lower because of the different sales charges and fees and expenses, including 12b-1 fees. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Index. This is an index of investment grade tax exempt bonds classified into four major sections: General Obligations, Revenue, Insured and Preferred.

AVERAGE ANNUAL TOTAL RETURNS
(for the period ended 12/31/98)

                                                               SINCE
                                        PAST        PAST     INCEPTION
                                      ONE YEAR    5 YEARS     9/9/93
SM&R Tax Free Fund                      1.50%      5.20%       5.04%
Lehman Brothers Municipal Index         6.48%      6.22%       6.52%

PRIMARY FUND

The chart below shows the percentage gain or loss for the Primary Fund in each calendar since the Fund's inception on 3/16/92. It should give you a general idea of how the Fund's return has varied from year to year. This graph includes the effect of Fund expenses.

YEAR-BY-YEAR TOTAL RETURN
(for the period ended 12/31/98)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.48%
1994  3.58%
1995  5.26%
1996  4.92%
1997  5.08%
1998  5.13%

For the nine month period ended September 30, 1999, the Primary Fund had a total return of 3.45%.

                               QUARTER ENDED            TOTAL RETURN
Best Quarter:               September 30, 1998               2.54%
Worst Quarter:                   June 30, 1997               0.60%

The next table lists the Primary Fund's average year-by-year return over the past one and five year periods and since inception, including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Government/Corporate Index.

This index represents all public obligations of the U.S. Treasury as well as all publicly issued debt of U.S. Government agencies with maturities of one to three years.

AVERAGE ANNUAL TOTAL RETURN
(for the period ended 12/31/98)

                                                             SINCE
                                         PAST     PAST     INCEPTION
                                        1 YEAR   5 YEARS    3/16/92
Primary Fund                            5.13%     4.79%      4.25%
Lehman Government/Corporate Index       6.98%     6.00%      8.44%

MONEY MARKET FUND

No bar chart or average total return information is being provided for the Money Market Fund at this time as the Money Market Fund has not been in existence for a full calendar year.

                             EXPENSES OF THE FUNDS
   --------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                      GOVERNMENT BOND FUND          PRIMARY
                                  CLASS A    CLASS B    CLASS C      FUND
MAXIMUM SALES CHARGE (TOTAL)                              2.00%        None
Maximum Sales Charge Imposed on
Purchases (as a percentage of
offering price)                     4.75%(1)    None      1.00%        None
Maximum Deferred Sales Charge
(as a percentage of the lesser
of the offering price or
redemption value)                     (3)      3.00%(4)   1.00%(5)     None
Maximum Sales Charge Imposed on
Reinvested Dividends and Other
Distributions (as a percentage
of offering price)                   None       None       None        None
Redemption Fees                       (2)        (2)        (2)         (2)
Exchange Fees                        None       None       None        None
Other Expenses                        (9)        (9)        (9)         (9)

                                                                     MONEY
                                         TAX FREE FUND              MARKET
                                 CLASS A    CLASS B     CLASS C      FUND
MAXIMUM SALES CHARGE (TOTAL)                              2.00%        None
Maximum Sales Charge Imposed
on Purchases
(as a percentage of offering
price)                             4.75%(1)    None       1.00%        None
Maximum Deferred Sales Charge
(as a percentage of the lesser
of the offering price or
redemption value)(2)                None(3)   3.00%(4)    1.00%(5)     None
Maximum Sales Charge Imposed
on Reinvested Dividends and
Other Distributions (as a
Percentage of offering price)       None       None        None        None
Redemption Fees                      (2)        (2)         (2)         (2)
Exchange Fees                       None       None        None        None
Other Expenses                       (9)        (9)         (9)         (9)

ANNUAL FUND OPERATING EXPENSES(6)
(expenses that are deducted from fund assets)

                                        GOVERNMENT BOND FUND        PRIMARY
                                   CLASS A    CLASS B    CLASS C      FUND
Management Fees                     0.50%      0.50%      0.50%      0.50%
Distribution and/or Service
(12b-1) Fees                        0.25%      0.75%      1.00%       None
Other Expenses(7)                   0.67%      0.52%      0.75%      0.56%
Total Annual Fund Operating
Expenses                            1.42%      1.77%      2.25%      1.06%
Fee Waivers and Expense
Reimbursements(8)(9)                  --         --         --         --
                                    ----       ----       ----       ----
Net Expenses                        1.42%      1.77%      2.25%      1.06%

                                                                     MONEY
                                           TAX FREE FUND             MARKET
                                   CLASS A    CLASS B    CLASS C      FUND
Management Fees                     0.50%      0.50%      0.50%      0.25%
Distribution and/or Service
(12b-1) Fees                        0.25%      0.75%      1.00%       None
Other Expenses(7)                   1.27%      1.27%      1.28%      0.97%
Total Annual Fund Operating
Expenses                            2.02%      2.52%      2.78%      1.22%
Fee Waivers and Expense
Reimbursements(8)                   0.51%      0.51%      0.50%      0.72%
                                    ----       ----       ----       ----
Net Expenses                        1.51%      2.01%      2.28%      0.50%

FOOTNOTES TO FEES AND EXPENSES

         (1)            You pay a sales charge of 4.75% on initial investments in
                        Class A shares of less than $50,000. You pay a reduced
                        sales charge at certain breakpoints, as follows: 4.50% on
                        initial investments of at least $50,000 but less than
                        $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; 1.50% on initial
                        investments of at least $500,000 but less than $1 million;
                        and zero on initial investments of $1 million or more.
         (2)            You pay an $10.00 transaction fee for each expedited wire
                        redemption.
         (3)            Purchases of $1 million or more of Class A shares may be
                        made without an initial sales charge. Redemptions of such
                        shares within the first thirteen months after purchase,
                        however, will be subject to a contingent deferred sales
                        charge of 1.00%.
         (4)            The maximum 3.00% contingent deferred sales charge on
                        Class B shares applies to redemptions during the first year after purchase. The charge declines to 2.00% during the
                        second year, 1.00% during the third year, and zero during
                        the fourth year and thereafter.
         (5)            A contingent deferred sales charge of 1.00% only applies to redemptions of Class C shares during the first thirteen
                        months after purchase.
         (6)            The "Management Fees" and "Other Expenses" shown for the
                        Government Bond, Tax Free and Money Market Funds are for the
                        period January 1 - August 31, 1999, and for the year ended
                        August 31, 1999 for the Primary Fund.
         (7)            "Other Expenses" include the 0.25% Administrative Service
                        Fee. Because Class A, B, and C shares were not available
                        prior to January 1, 1999, "Other Expenses" are shown for the period January 1, 1999 - August 31, 1999 for the Government
                        Bond, Tax Free and Money Market Funds, and for the year
                        ended August 31, 1999 for the Primary Fund.
         (8)            The Funds' manager, Securities Management and Research, Inc.
                        ("SM&R") has contractually agreed to reimburse each fund for regular operating expenses in excess of 1.25% (0.50% for the
                        Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee but do not include the 12b-1 fee or class-specific expenses. The Fee Table does not reflect fees waived or expenses assumed by SM&R on a voluntary basis.
                        During the fiscal year ended August 31, 1999, SM&R
                        voluntarily waived fees of 0.17%, 0.02% and 0.25% for the
                        Government Bond Fund Class A, Class B and Class C,
                        respectively, 0.26% for the Primary Fund and 0.51%, 0.51%
                        and 0.50% for the Tax Free Fund Class A, Class B and Class
                        C, respectively. Refer to "Reimbursements and Waivers on
                        page 21 of this prospectus for details.
         (9)            You pay a $7.50 per account annual custodian fee for the tax deferred accounts.

                             EXPENSES OF THE FUNDS
   --------------------------------------------------------------------------

EXPENSES
The tables below show the total expenses you would pay on a $10,000 investment over one, three-, five-, and ten-year periods. These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds and are for illustration only. These examples also assume that your investment has a 5% return each year, that you reinvest all of your dividends and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

EXAMPLES OF FUND EXPENSES:
GOVERNMENT BOND FUND

                                                                                    ASSUMING NO
                                             ASSUMING REDEMPTION                     REDEMPTION
                                               AT END OF PERIOD                   AT END OF PERIOD
                                     CLASS A       CLASS B       CLASS C       CLASS B       CLASS C
1 Year                                $  613        $  480        $  426        $  180        $  326
3 years                                  903           657           796           557           796
5 years                                1,214           959         1,293           959         1,293
10 years                               2,096         1,992         2,659         1,992         2,659

TAX FREE FUND

                                                                                    ASSUMING NO
                                             ASSUMING REDEMPTION                     REDEMPTION
                                               AT END OF PERIOD                   AT END OF PERIOD
                                     CLASS A       CLASS B       CLASS C       CLASS B       CLASS C
1 Year                                $  621        $  504        $  429        $  204        $  329
3 years                                  930           730           805           630           805
5 years                                1,260         1,083         1,308         1,083         1,308
10 years                               2,191         2,209         2,689         2,209         2,689

PRIMARY FUND AND MONEY MARKET FUND

                                                 ASSUMING REDEMPTION
                                                  AT END OF PERIOD
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
Primary Fund                      $  108        $  337        $  585        $1,294
Money Market Fund                     51           160           280           628

                   CHOOSING A SHARE CLASS THAT BEST SUITS YOU
   --------------------------------------------------------------------------

SM&R Investments, Inc. offers four separate funds in this prospectus. Two of the Funds offer three different retail share classes, each with its own sales charge and distribution and service (12b-1) fee structures. Each class represents an interest in the same fund. In addition to choosing an SM&R Fund, you should select a share class that best suits your needs. You need to pay particularly close attention to this fee structure when selecting the class best suited for your needs. You should consider the factors below before investing. Your representative can help you.

CLASS A                        CLASS B                 CLASS C
(FRONT-END LOAD)           (BACK-END LOAD)           (LEVEL LOAD)
-Front-end sales        -No front-end sales     -Lower front-end sales
 charges, as described   charge; all your        charge than Class A
 below. There are        money goes to work      shares, as described
 several ways to         for you right away.     below.
 reduce these charges,
 also described below.
-Lower annual expenses  -Higher annual          -Higher annual
 than Class B or         expenses than           expenses than
 Class C shares.         Class A shares.         Class A and Class B
                                                 shares.
-A deferred sales       -A deferred sales       -A deferred sales
 charge on shares you    charge on shares you    charge on shares you
 sell within thirteen    sell within three       sell within thirteen
 months of purchase as   years of purchase, as   months of purchase,
 described below.        described below.        as described below.
-12b-1 fee of 0.25% of  -12b-1 fee of 0.75% of  -12b-1 fee of 1.00% of
 average net assets.     average net assets.     average net assets.
                        -Automatic conversion   -Does not convert to
                         to Class A shares       Class A shares.
                         after eight years,
                         thus reducing future
                         annual expenses.
                        -Purchase amounts
                         limited to amounts
                         less than $500,000.
-Generally more         -Generally appropriate  -Generally more
 appropriate for long-   for investors who may   appropriate for
 term investors.         be averse to an up-     short- term
                         front sales charge      investors.
                         and are willing to
                         pay a back-end sales
                         charge and a higher
                         12b-1 fee for the
                         first eight years.

(All classes may not be available in all states)

FOR EXPENSES OF CLASS A, B, AND C SHARES, SEE THE FEES AND EXPENSES OF THE FUNDS EARLIER IN THIS PROSPECTUS.

The Money Market and Primary Funds each consist of a single class of shares offered at net asset value and do not impose any sales charges or distribution and service (12b-1) fees. The Government Bond and Tax Free Funds offer three classes of shares through this Prospectus, called Class A, Class B, and Class C. The Government Bond and Tax Free Funds offer other classes through separate prospectuses. The other classes can only be bought by specified types of investors or through certain distribution channels. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

                      SALES CHARGE REDUCTIONS AND WAIVERS
   --------------------------------------------------------------------------

CLASS A SALES CHARGES

If you select Class A shares you pay a "front-end" sales charge of up to 4.75%. The sales charge is a percentage of the offering price, as shown in the following table:

                             SALES CHARGE          SALES CHARGE
                              AS A % OF              AS A % OF
AMOUNT OF INVESTMENT        OFFERING PRICE      NET AMOUNT INVESTED
Less than $50,000               4.75%                   4.9%
$50,000 but less than
$100,000                         4.5%                   4.7%
$100,000 but less than
$250,000                         3.5%                   3.6%
$250,000 but less than
$500,000                         2.5%                   2.6%
$500,000 but less than
$1,000,000                       1.5%                   1.5%
$1,000,000 and over        See below                    None

INVESTMENTS OF $1 MILLION OR MORE
Although no "front-end" sales charge applies to purchases of $1 million and over, you will pay a contingent deferred sales charge (CDSC) of 1.00% of the net asset value if you redeem your shares within 13 months after you bought them. The CDSC will be calculated in the same manner as for Class B shares, as described under "CLASS B SALES CHARGES" below.

WAYS TO REDUCE YOUR CLASS A SALES CHARGE
1. Rights of Accumulation (ROA) may allow you to combine your current investment with the current net asset value of shares held in all of your Class T and Class A mutual fund accounts, managed by SM&R, on which you paid a front-end sales charge, when determining whether you meet the threshold for a reduced Class A sales charge.
2. Letter of Intent (LOI). If you agree to purchase at least $50,000 over a 13-month period, you pay the same sales charge as if you had invested the full amount all at once. The Fund will hold 5% of the LOI amount in escrow shares registered in your name until your LOI commitment is met. Escrow shares are not eligible for exchange until the LOI is met or cancelled. An LOI is not a binding obligation on your part to purchase the full amount of the LOI shares or the funds to sell the full amount of the LOI shares specified. An LOI may be implemented by --
    - Completing the "Reduced Sales Charge" portion of the application
    - Making an initial investment equal to 10% of the LOI amount
3. Class A Purchases in Funds Managed by SM&R. You may combine purchases made at the same time in Class A shares of the Funds managed by SM&R on which a front-end sales charge is paid, if you are:
    (a) An individual;
    (b) An individual, his or her spouse and trusts or custodial accounts for their minor children;
    (c) A trustee or fiduciary of a single trust estate or single fiduciary account;
    (d) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; or
    (e) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.
    Purchases by employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to participants, forwarding investments by participants to the funds or the like.

Contact your representative or SM&R at 1-800-231-4639 if you think you may qualify for these services.

ELIGIBLE NET ASSET VALUE PURCHASERS
If you qualify under one of the categories below, you may purchase Class A shares without a "front-end" sales charge (at net asset value) to:
    (a) persons purchasing shares for a federal or state sponsored post-secondary education funding program;
    (b) persons who have received a distribution from a pension, profit-sharing, or other

                      SALES CHARGE REDUCTIONS AND WAIVERS
   --------------------------------------------------------------------------

        benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market and Primary Funds);
    (c) policyholders of American National subsidiaries that have entered into a net asset value agreement with SM&R;
    (d) members of any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 100 persons;
    (e) registered representatives and employees of dealers who have entered into mutual fund sales or distribution agreements with SM&R and members of the immediate family (including spouse, children, parents and parents of spouse) provided that purchases at net asset value are permitted by the policies of the dealer; and
    (f) any other persons that have been determined by the Board of Directors (or by the distributor based on guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Funds.

YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING SM&R THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

The funds may terminate or change the terms of any waiver of sales charges at any time.

CLASS B SALES CHARGES

You can purchase Class B shares at net asset value, without any initial sales charge. However, there is a CDSC on shares you sell within three years of buying them. The CDSC shown in the following table is a percentage of the offering price:

                                               CONTINGENT DEFERRED
                                                   SALES CHARGE
                                                    (AS A % OF
                                                THE LESSER OF THE
                                                OFFERING PRICE OR
YEARS SINCE PURCHASE                             REDEMPTION FEE)
Year 1                                                3.00%
Year 2                                                2.00%
Year 3                                                1.00%
Year 4+                                                None

If the value of shares being redeemed has increased since you bought them, we do not impose any CDSC on such increase in value. We do not impose any CDSC on shares you buy with reinvested dividends or capital gain distributions. We will minimize any applicable CDSC by assuming that an investor (i) first redeems Class B shares bought through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

COMPUTING CDSC
If the net asset value of shares being redeemed has increased since you bought them, we do not impose a CDSC on the increase in net asset value. We do not impose a CDSC on shares bought with reinvested dividends or capital gain distributions.

We will minimize any applicable CDSC by assuming that an investor --
     (i) first redeems Class B shares bought through reinvested dividends and capital gains distributions, and
    (ii) next redeems Class B shares held the longest.

CLASS B WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

The CDSC will be waived on the following redemptions of Class B shares:
(1) 12% FREE AMOUNT. We waive the CDSC on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan. (Remember that the CDSC does not apply to appreciation and reinvested dividends. Redemptions from appreciation and reinvested dividends, which occur first, do not count toward the 12% free amount.)
(2) DEATH OR DISABILITY. We waive the CDSC on redemptions of Class B shares following the shareholder's death or disability, so long as:
    (a) the disability began after the shares were purchased;
    (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or post-purchase disability;

                      SALES CHARGE REDUCTIONS AND WAIVERS
   --------------------------------------------------------------------------

    (c) the redemptions are made within one year following death or initial determination of disability; and
    (d) the shares were held at the time of death or initial determination of disability.

    For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.
(3) MINIMUM REQUIRED DISTRIBUTIONS. We waive the CDSC on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code
    Section 403(b), deferred compensation plans qualified under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:
    (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participant's or beneficiary's account value;
    (b) tax-free rollovers or transfers of assets to another IRA,
        Section 403(b) plan, Section 457 plan or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;
    (c) tax-free returns of excess contributions or returns of excess deferral amounts; and
    (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.
(4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (accounts with a value less than $500).
(5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

CLASS C SALES CHARGES

Class C shares are sold at the net asset value plus a "front-end" sales charge of 1.00% of the offering price. A contingent deferred sales charge of 1.00% also applies on redemptions of Class C shares during the first thirteen months after purchase.

DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1) FEE

Classes A, B, and C pay SM&R, the principal underwriter, a distribution and/or shareholder servicing (12b-1) fee. BECAUSE DISTRIBUTION AND/OR SHAREHOLDER SERVICING (12b-1) FEES ARE PAID OUT OF FUND ASSETS ON AN ONGOING BASIS, 12b-1 FEES MAY, OVER TIME, INCREASE THE COST OF YOUR INVESTMENT IN A FUND AND BE MORE EXPENSIVE THAN A HIGHER "FRONT-END LOAD."

These fees are computed as an annual percentage of the average daily net assets of each class of shares of a fund, as follows:

                               DISTRIBUTION   SERVICE    TOTAL 12B-1
CLASS                              FEE          FEE          FEE
Class A Shares
(FRONT-END LOAD)                  0.25%        -0-          0.25%
Class B Shares
(BACK-END LOAD (CDSC))            0.50%        0.25%        0.75%
Class C Shares
(LEVEL LOAD)                      0.75%        0.25%        1.00%

The distribution fee is for services that are primarily intended to result in or are primarily attributable to the distribution of the Class A, B, and C shares. The service fee is for providing ongoing servicing to shareholders of the Class B and C shares. These fees compensate SM&R, or enable SM&R to compensate other persons (including distributors of the shares), for providing such services.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. You should keep in mind that each SM&R Mutual Fund has a different investment objective, each will have different investment results and incur different market, financial and other risks.

ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW.

More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

                              GOVERNMENT BOND FUND

The Government Bond Fund seeks to achieve its objective through investment of 65% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS
  There are two broad categories of U.S. Government Obligations:
    (1) direct obligations of the U.S. Treasury, and
    (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates); others, by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

MORTGAGE-BACKED SECURITIES
  We anticipate that a portion of the Government Bond Fund's portfolio will consist of mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government and guaranteed by U.S. Government agencies such as GNMA, FNMA, or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations. Those mentioned are but a few of the mortgage-backed securities currently available. The Government Bond Fund will not purchase interest-only or principal-only mortgage-backed securities.

  The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

  mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Government Bond Fund's securities will generally increase. However, we anticipate that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The Government Bond Fund invests the proceeds from such prepayments at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the Fund's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Bond Fund purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Bond Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS
  The Government Bond Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities. Collateralized obligations in which the Government Bond Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

  A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. A more complete description of CMOs is contained in the Statement of Additional Information.

  The Government Bond Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

  The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

ZERO COUPON BONDS

  The Government Bond Fund may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Fund will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

  discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

                                 TAX FREE FUND

The Tax Free Fund, as a matter of fundamental policy, seeks to achieve its objective by investing at least 80% of the value of its net assets in municipal securities the interest on which is exempt from federal income taxes.

The Tax Free Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, it will seek to invest in municipal securities of such maturities which, in the judgement of SM&R, the adviser, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

The Tax Free Fund will invest, without percentage limitations, in municipal securities having at the time of purchase one of the four highest municipal ratings by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA ("Fitch") (E.G. Baa) or in securities which are not rated, provided that, in the opinion of SM&R, such securities are comparable in quality to those within the four highest ratings. The rating agencies consider that bonds rated in the fourth highest category may have some speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on those bonds than is the case with higher grade bonds. SM&R will only purchase bonds rated in such fourth category if it believes that the purchase of such bonds is consistent with the Tax Free Fund's investment objective. In the event the rating of an issue held by the Tax Free Fund is changed by the rating service, such change will be considered by the Tax Free Fund in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. Any security held which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade. A description of the ratings may be found in the Appendix to this Prospectus.

Purchasing unrated municipal securities, which may be less liquid than comparably rated municipal securities, involves somewhat greater risk and consequently the Tax Free Fund may not invest more than 20% of its net assets in unrated municipal securities. To attempt to minimize the risk of such investments, SM&R will, prior to acquiring unrated securities, consider the terms of the offering and various other factors to determine the issuer's comparative credit rating and whether the securities are consistent with the Tax Free Fund's investment objective and policies.

During normal market conditions, the Tax Free Fund will have at least 80% of its net assets invested in municipal securities the income of which is fully exempt from federal income taxation. Furthermore, under normal market conditions up to 20% of the Tax Free Fund's net assets, and as a temporary defensive measure during abnormal market conditions, up to 50% of its net assets may be invested in the following types of taxable fixed income obligations:
  (1) obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or authorities (See "Government Bond Fund" above for an explanation of U.S. government obligations);
  (2) corporate debt securities which at the date of the investment are rated A or higher by Moody's, S&P or Fitch;
  (3) commercial paper which at the date of the investment is rated in one of the two top categories by Moody's or by S&P or if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's or A or higher by S&P;

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

  (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits of $1 billion as of the date of their most recently published financial statements; and
  (5) repurchase agreements secured by U.S. government securities, provided that no more than 15% of the Fund's net assets will be invested in illiquid securities including repurchase agreements with maturities in excess of seven days.

When temporary measures are employed, the Fund may not achieve its investment objective.

To the extent income dividends include income from taxable sources, a portion of a shareholder's dividend income may be taxable. (See "Dividends, Distributions, and Taxes"). In addition, Congress could enact tax legislation such as a flat tax rate that would make tax-free bonds less desirable to investors seeking ways to reduce taxable income. If that were to occur, it could cause the value of the securities to drop.

The Tax Free Fund's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other municipal securities. Additionally, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales. As a result, the Tax Free Fund will attempt to minimize risk by diversifying its investments by investing no more than 5% of its net assets in the securities of any one issuer (this limitation does not apply to investments issued or guaranteed by the U.S. Government or its instrumentalities) and by investing no more than 25% of its net assets in municipal securities issued in any one state or territory. Each political subdivision, agency, instrumentality, and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining diversification.

MUNICIPAL SECURITIES
  The term "municipal securities," as used in this Prospectus means obligations issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security. Neither the funds nor SM&R will review the proceedings relating to the issuance of municipal obligations or the basis for opinions of counsel.

  Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the Statement of Additional Information.

  Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. For example, if interest rates increase from the time a security is purchased, the security's value and sales price generally will be less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, the security's value and sales price may be greater than its purchase cost. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield with shorter maturities than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest.

  The Tax Free Fund may purchase municipal bonds for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased") and municipal securities whose principal and interest payments are insured by a commercial insurance company as long as the

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

  underlying credit is investment grade (BBB or better by S&P and Fitch and Baa or better by Moody's) ("insured"). The Tax Free Fund may also purchase unrated securities of issuers which SM&R believes would have been rated BBB or Baa had the issuer requested a rating from S&P, Fitch or Moody's. Such implied investment grade rating will be determined by SM&R upon its performance of a credit analysis of the issue and the issuer. Such credit analysis may consist of a review of such items as the issuer's debt characteristics, financial information, structure of the issue, liquidity of the issue, quality of the issuer, current economic climate, financial adviser, and underwriter. Insured and defeased bonds are further described in the Statement of Additional Information. In general, these types of municipal securities will not be treated as an obligation of the original municipality for purposes of determining industry concentration.

                                  PRIMARY FUND

Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Primary Fund will invest only in commercial paper which, at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSROs") (See the "Appendix" hereto for information about such ratings and such rating organizations).

The Primary Fund, consistent with its investment objective, will attempt to maximize yield by trying to take advantage of changing conditions and trends. It may also attempt to take advantage of what are believed to be disparities in yield relationships between different instruments. This procedure may increase or decrease the portfolio yield depending upon the Primary Fund's ability to correctly time and execute such transactions. Although the Primary Fund's assets will be invested in securities with short maturities, the Primary Fund will manage its portfolio as described above. (See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.)

OTHER INVESTMENTS
  The Primary Fund may invest in (i) U.S. Government Obligations (See the "Government Bond Fund" above for an explanation of U.S. Government Obligations); (ii) other corporate obligations, such as bonds, debentures or notes maturing in five (5) years or less at the time of purchase which at the date of the investment are rated "A" or higher by an NRSRO; and
  (iii) negotiable certificates of deposit of banks (including U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks and savings and loan associations and banker's acceptances of U.S. banks which banks and savings and loan associations have total assets at the date of investment (as of the date of their most recent published financial statements) of at least $1 billion (See "INVESTMENT OBJECTIVES AND POLICIES -- Certificates of Deposit and Bankers Acceptances" in the Statement of Additional Information for a description of the securities) and
  (iv) repurchase agreements with respect to any type of instrument in which the Primary Fund is authorized to invest even though the underlying instrument may mature in more than two (2) years.

                               MONEY MARKET FUND

The Money Market Fund seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Company's Board of Directors. The Money Market Fund may invest in the following types of high quality debt obligations:

  (1) U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the United States Government or by its agencies and instrumentalities. (See "Government Bond Fund" above for an explanation of U.S. Government Obligations).
  (2) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Fund will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

  (3) BANKER'S ACCEPTANCES. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.
  (4) COMMERCIAL PAPER. As discussed above under "Primary Fund," commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs.
  (5) BONDS AND NOTES. The Money Market Fund may invest in corporate bonds or notes with a remaining maturity of one year or less.
  (6) COLLATERALIZED MORTGAGE OBLIGATIONS. As discussed above under "Government Bond Fund," CMOs are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Fund does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Fund limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Fund. As used in this Prospectus, "Eligible Securities" means securities that are:

  (a) rated in one of the two highest short-term rating categories, or
  (b) whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite NRSROs. Currently, five organizations are NRSROs: Moody's, S&P, Fitch IBCA, Duff and Phelps, Inc., and Thomson BankWatch, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Fund generally limits its investments in securities, as follows:

  - It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.
  - It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.
  - It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Objectives and Policies" in the Statement of Additional Information for a more detailed explanation of the investment categories.) The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months).

Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Fund's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Fund may be expected to be less than for any other Fund. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

                               OTHER RISK FACTORS
   --------------------------------------------------------------------------

In addition to the common risk factors discussed earlier, the funds may also be subject to one or more of the following risks.

DEBT SECURITIES RISKS. Debt securities are subject to change in their values due to changes in prevailing interest rates. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. If interest rates were to drop dramatically, some of the securities could be called and/or prepaid, requiring reinvesting in securities at much lower yields.

  On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. In such circumstances, the value of existing bonds decrease because the interest payments from existing bonds are less attractive than new issues with higher interest rates and investors would lose money if they liquidate holdings.

  The funds could lose money if any bonds they own are downgraded in credit rating or go into default. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other securities. A change in credit rating of an issuer can also affect the bond's value, thus affecting the market value of the funds. However, the funds invest predominately in investment grade bonds in order to minimize credit risk. (See "Investment Objectives and Policies" for more information about the ratings required for investments by each specific fund.) Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

U.S. GOVERNMENT OBLIGATIONS. Investments in U.S. Government Obligations are not all backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

MARKET RISKS. Because the funds may invest in debt obligations which are traded on securities exchanges, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect the price of that company's debt obligations (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a security's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in the debt obligations of any one company and by not holding a substantial amount of the debt obligations of any one company.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security and simultaneously sells it to the vendor for delivery at a future date. These agreements are used primarily for cash purposes. A fund entering into a repurchase agreement may lose money if the other party to the transaction fails to pay the resale price on the delivery date. Such a default may delay or prevent the fund from disposing of the underlying securities. The value of the underlying securities may go down during the period in which the fund seeks to dispose of them. Also, the fund may incur expenses while trying to sell the underlying securities. Finally, the fund risks losing all or a part of the income from the agreement.

                         THE FUNDS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------

INVESTMENT ADVISOR

The Company's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

The Funds pay SM&R an investment advisory fee, which is calculated daily for each fund and paid monthly. The advisory agreement between the Company and SM&R spells out the management fee and other expenses that the Funds must pay.

The Government Bond Fund and Tax Free Fund each pay a management fee based on the following schedule:

AVERAGE DAILY NET ASSETS                       ANNUAL PERCENTAGE
OF EACH FUND                                          RATE
Not exceeding $100,000,000                           0.50%
Exceeding $100,000,000 but not exceeding
$300,000,000                                         0.45%
Exceeding $300,000,000                               0.40%

The Money Market and Primary Funds pay SM&R a management fee calculated at the annual rate of 0.25% and 0.50%, respectively, of each Fund's average daily net asset value.

After applicable fee waivers, SM&R received total advisory fees from the Government Bond Fund Class A, Class B and Class C and Primary Fund for the period ended August 31, 1999 which represented 0.33%, 0.48% and 0.25% and 0.24%, respectively, of each such fund's average daily net assets. SM&R waived all advisory fees for the Tax Free Fund Class A, Class B and Class C and Money Market Fund for the period ended August 31, 1999.

ADMINISTRATIVE SERVICES
The Funds pay SM&R an administrative service fee under an administrative service agreement between the Company and SM&R. This agreement states that the Company will pay SM&R for non-investment related management, executive, administrative, transfer agent, and operation services to the Funds. Each Fund is subject to an administration service fee at the annual rate of average daily net asset values as follows:

                                                 ADMINISTRATIVE
ON THE PORTION OF THE FUND'S                      SERVICE FEE
AVERAGE DAILY NET ASSETS                          ANNUAL RATE
Not exceeding $100,000,000                           0.25%
Exceeding $100,000,000 but not exceeding
$200,000,000                                         0.20%
Exceeding $200,000,000 but not exceeding
$300,000,000                                         0.15%
Exceeding $300,000,000                               0.10%

REIMBURSEMENTS AND WAIVERS
SM&R has agreed to pay (or to reimburse each Fund for) each Fund's regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such Fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions. SM&R received administrative service fees of 0.25% for the period ended August 31, 1999 of Government Bond Fund Class A, Class B, Class C, Primary Fund and Tax Free Fund Class C average daily net assets. SM&R received 0.24% for the Tax Free Fund Class A and Class B and 0% for Money Market Fund.

In order to improve the yield and total return of any fund, SM&R may from time to time voluntarily waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund of the Company while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. SM&R has agreed to reimburse expenses incurred by the Tax Free, Government Bond and Primary Funds to the extent that regular operating expenses exceed average daily

                         THE FUNDS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------

net assets as follows: 0.75% for the Tax Free Fund, 0.80% for the Primary Fund and 1.00% for the Government Bond Fund.

PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

TERRY E. FRANK, VICE PRESIDENT, PORTFOLIO MANAGER OF THE GOVERNMENT BOND FUND,
  TAX FREE FUND, PRIMARY FUND AND MONEY MARKET FUND. Ms. Frank has served as Portfolio Manager of the Government Bond Fund since 1993 and the Tax Free Fund since its inception. She has served as Portfolio Manager of the Primary Fund since November 1998 and the Money Market Fund since its inception (January 1,
  1999). She also serves as Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National. She joined SM&R's investment staff in 1991 and prior to that time she held positions with American Capital Asset Management and Gibraltar Savings Association as a securities analyst and Equitable Investment Services as a research analyst.

JOHN S. MAIDLOW, ASSISTANT PORTFOLIO MANAGER OF THE PRIMARY FUND AND THE MONEY
  MARKET FUND. Mr. Maidlow has served as the Assistant Portfolio Manager of the Primary Fund since November, 1998 and the Money Market Fund since its inception (January 1, 1999). He also serves as Assistant Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National. He joined SM&R's staff in 1998 and prior to that time he held positions with American Industries Trust Companies as a trust officer, Texas Department of Insurance and the Texas Department of Banking as an examiner, Landmark Group as Vice President of Investments, MBank as a trust officer and Rotan-Mosle, Inc. and Eppler, Guerin & Turner as an investment broker.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

UNDERSTANDING THE FINANCIAL HIGHLIGHTS
The table on the next page itemizes what contributed to the changes in the share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the fund is not five years old.

On a per-share basis, the table includes as appropriate

    - share price at the beginning of the period
    - investment income and capital gains or losses
    - distributions of income and capital gains paid to shareholders
    - share price at the end of the period

The table also includes some key statistics for the period as appropriate

    - Total Return -- the overall percentage of return of the fund, assuming the reinvestment of all distributions
    - Expense Ratio -- operating expenses as a percentage of average net assets
    - Net Income Ratio -- net investment income as a percentage of average net assets
    - Portfolio Turnover -- the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the fund's annual report for the year ended August 31, 1999, which is incorporated by reference into the Statement of Additional Information and is available upon request.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

GOVERNMENT BOND FUND

The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Government Bond Fund, Class A, B and C Shares, which for the period shown below has been audited by Tait, Weller & Baker, CPA. The independent auditor's report, along with the Government Bond Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                   CLASS A              CLASS B              CLASS C
                                                                    SHARES               SHARES               SHARES
                                                             -------------------- -------------------- --------------------
                                                                 PERIOD FROM          PERIOD FROM          PERIOD FROM
                                                               JANUARY 1, 1999      JANUARY 1, 1999      JANUARY 1, 1999
                                                                      TO                   TO                   TO
                                                                  AUGUST 31,           AUGUST 31,           AUGUST 31,
                                                             -------------------- -------------------- --------------------
                                                                     1999                 1999                 1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.62               $10.62               $10.62
                                                                   ======               ======               ======
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                0.30                 0.33                 0.30
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (0.42)               (0.46)               (0.47)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (0.12)               (0.13)               (0.17)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                               (0.30)               (0.33)               (0.30)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.30)               (0.33)               (0.30)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.20               $10.16               $10.15
                                                                   ======               ======               ======
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                                                      (1.17)%              (1.30)%              (1.64)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD                                         $68,792               $7,743              $11,022
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses with reimbursement to average net assets*          1.25%                1.75%                2.00%
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses without reimbursement to average net
assets*                                                              1.42%                1.77%                2.25%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets*                5.25%                4.86%                4.54%
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                             22.86%               22.86%               22.86%
---------------------------------------------------------------------------------------------------------------------------

          *             Ratios annualized
         **             Returns are not annualized

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

TAX FREE FUND

The following financial highlights table is intended to help you understand the Tax Free Fund's financial performance since inception. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Tax Free Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Tax Free Fund, Class A, B and C Shares, which for the period shown below has been audited by Tait, Weller & Baker, CPA. The independent auditor's report, along with the Tax Free Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                   CLASS A              CLASS B              CLASS C
                                                                    SHARES               SHARES               SHARES
                                                             -------------------- -------------------- --------------------
                                                                 PERIOD FROM          PERIOD FROM          PERIOD FROM
                                                               JANUARY 1, 1999      JANUARY 1, 1999      JANUARY 1, 1999
                                                                      TO                   TO                   TO
                                                                  AUGUST 31,           AUGUST 31,           AUGUST 31,
                                                             -------------------- -------------------- --------------------
                                                                     1999                 1999                 1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.68               $10.68               $10.68
                                                                   ======               ======               ======
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                0.21                 0.18                 0.25
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (0.46)               (0.48)               (0.54)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (0.25)               (0.30)               (0.29)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                               (0.21)               (0.18)               (0.25)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.21)               (0.18)               (0.25)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.22               $10.20               $10.14
                                                                   ======               ======               ======
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                                                      (2.37)%              (2.85)%              (2.72)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD                                        $194,917             $113,143               $5,657
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses with reimbursement to average net assets*          1.51%                2.01%                2.28%
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses without reimbursement to average net
assets*                                                              2.02%                2.52%                2.78%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets*                3.69%                3.20%                2.92%
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              5.09%                5.09%                5.09%
---------------------------------------------------------------------------------------------------------------------------

          *             Ratios annualized
         **             Returns are not annualized

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

PRIMARY FUND

The following financial highlights table is intended to help you understand the Primary Fund's financial performance for the past five years. Certain information reflects financial results for a single Primary Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Primary Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Primary Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the years ended August 31, 1998 and 1999 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Primary Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                                YEAR ENDED AUGUST 31,
                                                             -----------------------------------------------------------
                                                                1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                               ======      ======      ======      ======      ======
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.05        0.05        0.05        0.05        0.05
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.05        0.05        0.05        0.05        0.05
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                           (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                               ======      ======      ======      ======      ======
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     4.75%       5.15%       4.98%       5.07%       5.01%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                       $30,838     $34,577     $33,045     $37,465     $20,984
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses with reimbursement to average net assets       0.80%       0.80%       0.80%       0.81%       0.84%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses without reimbursement to average net
assets                                                           1.06%       0.98%       1.01%       1.15%       1.21%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             4.66%       5.02%       4.86%       4.93%       4.91%
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         30.47%      --          --          --          --
------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

MONEY MARKET FUND

The following financial highlights table is intended to help you understand the Money Market Fund's financial performance for the past five years. Certain information reflects financial results for a single Money Market Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Money Market Fund which has been audited by Tait, Weller & Baker, CPA. The independent auditor's report, along with the Money Market Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                 PERIOD FROM
                                                               JANUARY 1, 1999
                                                                      TO
                                                                  AUGUST 31,
                                                             --------------------
                                                                     1999
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.00
                                                                   ======
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                0.03
---------------------------------------------------------------------------------
Total from investment operations                                     0.03
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                               (0.03)
---------------------------------------------------------------------------------
Total distributions                                                 (0.03)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 1.00
                                                                   ======
---------------------------------------------------------------------------------
TOTAL RETURN**                                                       2.89%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S OMITTED)                         $10,681
---------------------------------------------------------------------------------
Ratio of expenses with reimbursement to average net assets*          0.50%
---------------------------------------------------------------------------------
Ratio of expenses without reimbursement to average net
assets*                                                              1.22%
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets*                4.45%
---------------------------------------------------------------------------------

          *             Ratios annualized
         **             Returns are not annualized

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

                  IMPORTANT SHAREHOLDER FACTS AND INFORMATION

THIS SECTION OF THE PROSPECTUS IS PROVIDED TO HELP YOU BECOME FAMILIAR WITH THE TYPES OF ACCOUNTS AND SERVICES AVAILABLE IN THE SM&R MUTUAL FUNDS. IT EXPLAINS THE VARIOUS SERVICES AND FEATURES YOU CAN ESTABLISH AS PART OF YOUR ACCOUNT IN THE "FUNDS" AS WELL AS ACCOUNT POLICIES AND FEES THAT MAY APPLY TO YOUR ACCOUNT.

 WEB SITE:  www.smrinvest.com

 BUSINESS HOURS:
      8:00 A.M. TO 4:30 P.M. CENTRAL TIME
      EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING ("REGULAR TRADING DAY")

     24-HOUR ACCESS TO ACCOUNT INFORMATION. SEE "VOICE RESPONSE UNIT" UNDER "OTHER SERVICES"

 MAILING ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      P.O. BOX 58969
      HOUSTON, TEXAS 77258-8969

 OVERNIGHT MAILING ADDRESS AND STREET ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      2450 SOUTH SHORE BOULEVARD, SUITE 400
      LEAGUE CITY, TEXAS 77573

 IMPORTANT PHONE NUMBERS:
      INVESTOR HOTLINE/VOICE RESPONSE:
          1-877-239-2049
      INVESTOR SERVICES DEPARTMENT:
          1-800-231-4639

 FAX NUMBERS:
      TRANSFER AGENCY:
          1-281-538-4983

 WIRING INSTRUCTIONS:
      MOODY NATIONAL BANK OF GALVESTON
      ABA #113100091
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      #035 868 9
      NAME OF CLASS AND FUND (E.G. CLASS A OF THE GOVERNMENT BOND FUND) FUND ACCOUNT NUMBER (NUMBER APPEARS ON YOUR CONFIRMATION STATEMENT) YOUR NAME (E.G., MARY SMITH)

 THIRD PARTY CHECKS
 To prevent fraud, SM&R will not accept checks made payable to third parties to open new accounts. Tax-deferred rollover checks, properly endorsed, will be accepted.

 MINIMUM INVESTMENT AMOUNTS:
 The Funds' low investment minimums make investing easy. Once you decide on a fund, an investment amount, and a share class simply talk to your representative or broker-dealer, or fill out an application and send in your investment.

 The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

                                            INITIAL        ADDITIONAL
Regular Accounts                             $  100           $ 20
Automatic Investment Plan                    $  100           $ 20
Retirement Plans                             $  100           $ 20
Primary and Money Market Funds               $1,000           $100

 CERTIFICATES
 Share certificates are not issued by the Funds. Your purchases are maintained on the records of the Funds in book shares. This provides you with easy access to your shares. You have the same rights of share ownership as you would if certificates had been issued.

 SPECIAL FEES:
     - Tax-deferred: $7.50 per account custodian fee deducted annually
     - Wiring fee: $10.00 for wire redemption proceeds under $10,000

 SIGNATURE GUARANTEE REQUIREMENTS:
 Required on all redemptions in amounts of $50,000 or more. Other requirements apply, see page 33.

 CHECK WRITING OPTION:
 Available in the SM&R Money Market Fund only. Refer to "Important Facts About Redeeming"

 TELEPHONE SERVICES:
 SM&R will automatically establish a telephone redemption/exchange option for all non-qualified and non-tax deferred accounts, unless you instruct us not to do so. These services are not available to participants of post-secondary education programs. Refer to "Telephone Services"

PLEASE KEEP IN MIND THAT THE ACCOUNT POLICIES (INCLUDING FEES), SERVICES AND FEATURES MAY BE MODIFIED OR DISCONTINUED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE. DURING TIMES OF ECONOMIC TURMOIL OR MARKET VOLATILITY, SEVERE WEATHER, OR NATURAL DISASTER YOU MAY NOT BE ABLE TO REACH SM&R BY TELEPHONE TO INSTITUTE A REDEMPTION OR EXCHANGE.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

TYPES OF ACCOUNTS AVAILABLE

BELOW IS A BRIEF EXPLANATION OF THE DIFFERENT ACCOUNTS AVAILABLE IN THE FUNDS.

  INDIVIDUAL OR JOINT OWNERSHIP
    Individual accounts are owned by one person. Joint accounts have two or more owners.

  A UNIFORM GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
    An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

  TRUST
    An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

  BUSINESS ACCOUNTS
    Corporations, partnerships, and sole proprietorships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner or owner of the business.

TAX-DEFERRED ACCOUNTS

  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes, while saving for retirement. A contribution to certain types of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative, your broker-dealer, or by calling SM&R. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

  Because IRAs, SEPs, TSAs, and other tax-deferred accounts are exempt from federal income tax, they will not benefit from the tax-exempt nature of the Tax Free Fund. Accordingly, the Tax Free Fund is not considered to be suited for these types of accounts.

  Securities Management and Research, Inc. serves as custodian for the tax-deferred accounts offered by the funds. You will be charged an annual account maintenance fee of $7.50 for each tax-deferred account you have. The fee will be automatically deducted from your account (usually in the last quarter). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

  TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
    Traditional IRAs allow most individuals with earned income to contribute up to the lesser of $2000 or 100% of compensation annually.

  ROTH INDIVIDUAL RETIREMENT ACCOUNTS
    Roth IRAs allow most individuals with earned income to contribute up to the lesser of $2000 or 100% of compensation annually.

  EDUCATION IRA
    This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually per child under the age of 18.

  SIMPLIFIED EMPLOYEE PENSION PLAN
    This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

  SIMPLE
    This plan allows employee pre-tax contributions up to $6,000 annually and may be matched by the employer up to a maximum of 3% of employees' compensations.

  PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
    These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

  SECTION 403(b)(7) PLAN
    Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). Each Fund's offering price is calculated once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Sales Charge Reductions and Waivers.") You may purchase shares of the SM&R Primary Fund and SM&R Money Market Fund without a sales charge. Accordingly, the offering price for shares of these funds is net asset value. Although the legal rights of the Class A, B, and C shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B and C shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged.

A NOTE ON PRICING. The Government Bond, Tax Free and Primary Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The Funds also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities. The Money Market Fund uses the amortized cost method for valuing its securities.

SHARE PRICE -- EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS. Each Fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time). NAV is not calculated on holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the Funds as of such earlier closing time. Below is the method used by the Funds to calculate the NAV on any given day.

                      Total Assets - Liabilities
Net Asset Value   =   --------------------------
                      Number of Shares Outstanding

Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day, less any applicable transaction fee or redemption charge. The price you pay or receive for shares of a Fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading at the next NAV determined THAT DAY if:

    - SM&R receives your request in good order prior to the close of the regular trading day;
    - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or
    - SM&R is advised of bank wire purchases received by Moody National Bank before 3 p.m. Central Time.

  If we receive your order after the close of the regular trading day or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the Funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

YOU SHOULD REFER TO THE FIRST PAGE OF THIS SHAREHOLDER'S GUIDE "IMPORTANT SHAREHOLDER FACTS AND INFORMATION" FOR THE APPROPRIATE ADDRESSES AND TELEPHONE NUMBERS.

       METHOD                       OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------
BY MAIL OR THROUGH A   - Determine the Fund and the Class in which    - Make your check payable to SM&R.
REGISTERED              you want to invest.                           - Use the investment slip on your
REPRESENTATIVE         - Complete and sign the account application     confirmation, or
                       - Make the check payable to SM&R.              - Write a note specifying:
                       - Mail the application and your check to SM&R      -- Your account number
                        at the address on the first page of this          -- The Fund name
                        guide.                                            -- Share class
                       - Or deliver the information to your               -- The name(s) in which the account is
                        representative (provided he or she has a            registered.
                        broker-dealer arrangement with SM&R).         - Mail to the address indicated on the cover
                                                                       page of this guide.
-------------------------------------------------------------------------------------------------------------------
BY PHONE WIRE          - Call Investors Services to obtain a          - Call Investors Services at the number on
                        reference number (call by noon, Central        the first page of this guide, on any
                        Time, if you want wired funds to be credited   business day.
                        that day).                                    - You can send your investment either by:
                           Instruct your bank to wire or transfer         -- Federal Funds Wire (offers immediate
                           your purchase (your bank may charge a            access to funds), or
                           wiring fee) using the information on the       -- Electronic transfer via ACH which
                           first page of this guide.                        avoids wiring fees, if your bank
                       - Complete the account application and mail          account is set up on file
                        to the appropriate address.
                       - Wires received before 3:00 p.m. Central
                        Time on regular trading days will receive
                        that day's closing price (if not, you will
                        receive the next trading day's closing
                        price).
-------------------------------------------------------------------------------------------------------------------
BY EXCHANGE            - You can make an additional investment by exchange from an existing fund in the SM&R Mutual
                        Funds to an existing account by calling Investor Services.
                       - You can only exchange shares in the same class with identical registrations.
                       - There is no sales charge or redemption fee when exchanging funds within the SM&R Mutual
                        Funds.
                       - Orders placed before 3 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next regular trading day's closing price).
                       - Exchanges are limited to three per calendar quarter, and twelve per calendar year.
                       - Exchanges between accounts that do not have identical ownership registration must be made in writing.
                       - Be sure you read the prospectus for the fund into which you are exchanging.
                       KEY POINT: AN EXCHANGE REPRESENTS THE SALE OF SHARES OF ONE FUND AND THE PURCHASE OF SHARES
                       OF ANOTHER FUND. THIS TRANSACTION MAY PRODUCE A TAXABLE GAIN OR LOSS IN A NON-TAX DEFERRED
                       ACCOUNT.
-------------------------------------------------------------------------------------------------------------------
AUTOMATIC INVESTMENT   - You can transfer money automatically from    - To establish automatic investing for an
PLAN THROUGH THE        your bank account into your Fund account on    existing account, call Investor Services for
AUTOMATED CLEARING      a monthly basis.                               an application.
HOUSE (ACH)            - Initial investment minimum is $100 if you    - The minimum is $20.
                        invest at least $20 per month with this
                        service.
                       - To enroll, check off the box on the account
                        application and provide:
                           1. Your bank account information,
                           2. The amount and date of your monthly
                             investment, and
                           3. A voided check.
-------------------------------------------------------------------------------------------------------------------

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

                              HOW TO REDEEM SHARES

You have several convenient ways for you to redeem your shares in any of the SM&R Mutual Funds. Redemptions will be at net asset value, less any applicable CDSC, which is determined on the date your request is received by SM&R in good order.

       METHODS                                 REQUIREMENTS
-----------------------------------------------------------------------------------
CALL US                - Call Investor Service during normal business hours on any business day.
                       - This service is only available for those accounts which
                        are non-qualified and non-tax deferred:
                           1. The amount requested is $500 or more per account
                           2. The amount is less than $50,000 in aggregate
                           3. The proceeds are to be mailed to the address of
                            record or electronically transferred to the bank
                            account indicated on your fund account.
                           4. There has been no change of address for either you or
                            your bank for 30 days
                           5. Telephone services have not been declined.
                           6. The security procedures discussed on page 36 of this
                            guide have been met.
                           7. There are no outstanding certificate shares on the
                            account.
                       - All authorized requests received before 3:00 p.m. Central
                        Time on regular trading days will be processed at that
                        day's closing price. Requests received after 3:00 p.m. will be processed the following regular trading day.
                       - We can either:
                           -- wire the proceeds the next business day into your
                            bank account of record (service charges may apply)
                           -- electronically transmit the proceeds to your bank
                            account of record via the ACH service
                           -- mail you a check
                       - All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we
                        believe to be genuine. (Refer to "Security Procedures")
                       - See exceptions below for requests that must be made in
                        writing.
                       - A $10.00 fee is charged for redemptions by wire under
                        $10,000.
                       - To redeem from a tax-deferred account, call Investor
                        Services for a special withdrawal form.
-----------------------------------------------------------------------------------
WRITE US               - You can mail a redemption request to the appropriate
                        address listed on the first page of this guide.
                       - Your letter of instruction must:
                           -- list your account number and the fund name
                           -- indicate the number of shares or dollar value you
                            wish to redeem
                           -- be signed by the registered owner(s)
                           -- include any outstanding share certificates issued
                            prior to January 1, 1999
                           -- include special withdrawal forms for tax deferred
                            accounts
                       - Refer to "Signature Guarantee" below for requests that
                        must be signature guaranteed.
-----------------------------------------------------------------------------------
FAX US                 You may fax your request for redemption from a non-qualified and non-tax deferred account, if your request meets
                       requirements stated in 2-7 under "Call Us" above. Your fax requests must be received by SM&R before 3:00 p.m. Central
                       Time on regular trading days to receive that day's price.
-----------------------------------------------------------------------------------
SELL YOUR SHARES IN    You may also redeem your shares by coming to SM&R's home
PERSON                 office, and deliver your request in person prior to
                       3:00 p.m. Central Time on regular trading days to receive
                       that day's price.
-----------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL  You can withdraw money automatically from your Fund account
PLAN (SWP)             on a monthly, quarterly, semi-annual, and annual basis --
                       without redemption fees -- on or about the 20th of the month and if:
                         - Your account value is $5,000 or more
                         - You complete the relevant section of the application
                         - The withdrawal can be mailed to you at your address of
                          record, or deposited directly to your bank account via
                          ACH
                       The minimum withdrawal is $50 per month.
                       The maximum amount is 1% of your account per month or 12%
                        annually.
                       To obtain proper forms, contact Investor Services.
                       See "Important Facts About Redeeming" for more information.
-----------------------------------------------------------------------------------

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS

Normally, redemption proceeds of shares you purchased by wire, certified check, money order, or other immediately available funds will be mailed no later than the 7th calendar day following receipt of your redemption request. Redemptions of shares recently purchased by a personal check or ACH transfer will generally be delayed for up to ten (10) business days to allow the check or transfer to clear.

We reserve the right to redeem "in kind" by paying you the proceeds of a redemption in securities rather than in cash.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

INDIVIDUAL OR JOINT TENANTS        Written instructions must be signed by each shareholder,
                                   exactly as the names appear in the account registration.
UGMA OR UTMA                       Written instructions must be signed by the custodian in
                                   his/her capacity as it appears in the account registration until the minor reaches the age of majority as defined by
                                   the state in which the UGMA or UTMA was established.
SOLE PROPRIETOR, GENERAL           Written instructions must be signed by an authorized
PARTNER                            individual in his/her capacity as it appears on the account registration.
CORPORATION, ASSOCIATION           Written instructions must be signed by the person(s)
                                   authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
TRUST                              Written instructions must be signed by the trustee(s). If
                                   the name of the current trustee(s) does not appear on the
                                   account application, a current certificate of incumbency
                                   dated within 60 days must also be submitted.
IRA OR TSA                         A special withdrawal form must be signed by the account
(INCLUDES ALL TYPES OF IRAS)       owner, and you may obtain this form by contacting Investor
                                   Services at the number on the first page of this guide. If you do not want federal income tax withheld from your
                                   redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or
                                   premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions. In addition,
                                   TSA's will have a 20% mandatory withholding tax applied to all distributions if the account owner is under 70 1/2.
EXECUTORS OF SHAREHOLDER           Written instructions must be signed by the executor. A copy
ESTATES                            of the order appointing the executor, certified within the past 12 months must accompany the letter of instructions. A signature guarantee must be provided as discussed below.

SIGNATURE GUARANTEE

To protect you and the Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

The following circumstances require a signature guarantee:          WHO CAN PROVIDE A SIGNATURE GUARANTEE:
- Redemptions from one or more of the Funds total $50,000 or        - Commercial Bank
 more                                                               - Trust Company
- You want the proceeds sent to an address other than the           - Savings Association
 address currently appearing on your account                        - Credit Union
- You want the proceeds sent to a bank account not listed on        - Member of Medallion Program
 your account                                                       - Member of a U.S. Stock Exchange
- You want the proceeds payable to anyone other than the            - Authorized SM&R Representatives
 registered owner(s) of the account                                      NOTARY PUBLIC NOT ACCEPTABLE
- Either your address or the address of your bank account
 has been changed within 30 days
- The account is registered in the name of a fiduciary,
 corporation or any other organization. In these cases,
 additional documentation is required:
    Corporate accounts: certified copy of corporate
    resolution
    Fiduciary accounts: copy of the power of attorney or
    other governing document
- The Funds or their transfer agent believe a signature
 guarantee would protect against claims based on transfer
 instructions

IMPORTANT FACTS ABOUT REDEEMING

SYSTEMATIC WITHDRAWAL PLAN. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your representative regarding their advisability. While you are participating in a Systematic Withdrawal Plan dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent. Retirement Plan Accounts are subject to special withdrawal requirements. Call Investor Services for assistance.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption (60 days for tax-deferred plans) of Class A or Class T shares of a Fund, a shareholder may reinvest all or part of the proceeds in the same class of the same Fund from which the redemption was processed at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. THE SHAREHOLDER MUST ASK THE TRANSFER AGENT FOR THIS PRIVILEGE AT THE TIME OF REINVESTMENT. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation. For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact your registered representative, your broker-dealer or SM&R.

"GOOD ORDER" means the request for redemption must include:
    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. The letter of instruction and stock powers must be signed and executed exactly as the fund shares are registered and any outstanding share certificates returned. It is suggested that certificates be returned by certified mail for your protection;

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

    (2) any required signature guarantees (see "Signature Guarantees" above);
        and
    (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in good order for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:
    (1) death of the employee;
    (2) termination of service with the employer; or
    (3) retirement of employee.

CHECK WRITING OPTION. Check writing is available in the Money Market Fund to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on any tax-deferred accounts (IRAs, TSAs, etc.). Shareholders desiring this option must complete the check writing option signature card on the application. After obtaining specimen signatures and the fully executed card, SM&R will order checks and forward to you at the address of record. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment.

  When a check is presented for payment, SM&R as the shareholder's agent, will cause each fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment, the check will not be honored and returned to the payee and the shareholder may be subject to extra charges as a result.

  Primary Fund shareholders with check writing privileges prior to December 31, 1998 will be permitted to continue writing checks on the Primary Fund subject to the terms applicable to the Money Market Fund described above. SHAREHOLDERS USING THE PRIMARY FUND CHECK WRITING OPTION SHOULD BE AWARE THAT WRITING A CHECK IS A REDEMPTION OF SHARES. THOSE SHARES MAY BE WORTH LESS WHEN THE CHECK IS PRESENTED FOR PAYMENT THAN WHEN THE CHECK WAS WRITTEN.

  This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook free of charge. There will be a $5 fee for reorders. Shareholders will be allowed to write ten (10) checks free each calendar quarter. You may be charged $1.00 for each check written over the 10 check limit.

REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Funds may, from time to time, change such required minimum investment.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS:

You may also purchase or sell shares of the Funds through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. If you utilize a Processing Organization the Funds are

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

not responsible for failure of any Processing Organization to carry out its obligations to its customers. YOU MAY NOT BE CONSIDERED THE SHAREHOLDER OF RECORD OF YOUR SHARES. THEREFORE, YOU MAY NOT BE ABLE TO UTILIZE SERVICES AVAILABLE ONLY TO SHAREHOLDERS OF THE FUNDS. YOU SHOULD KEEP THIS IN MIND WHEN ESTABLISHING AN ACCOUNT IN ANY FUND.

OTHER SERVICES

In addition to the plans described under "Sales Charge Reductions and Waivers," that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the Funds offer other services and plans described below. At this time, there is no charge to you for these services. The Funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the electronic transfers (ACH) plan described below, you should check with your financial institution for any additional charges imposed by them for this service. For additional information on these plans and services you should contact your registered representative, broker-dealer or SM&R. Before beginning any of the plans or services described below you should consult a tax advisor.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your bank, savings and loan, or credit union account. YOUR FINANCIAL INSTITUTION MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE.

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. For example, we permit exchanges by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. If you initially choose not to have this option and wish to establish it at a later date, it would be necessary for you to complete the required form requesting this option. Contact your registered representative for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE FOR QUALIFIED AND TAX-DEFERRED ACCOUNTS.

While telephone redemption is easy and convenient, this account feature involves risk of loss from unauthorized or fraudulent transactions. SM&R will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private, and by immediately reviewing any account statements that we send to you. Make sure to contact SM&R's Investors Services Department immediately about any transaction you believe to be unauthorized.

SECURITY PROCEDURES

  TELEPHONE TRANSACTIONS
  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:
        (i)  the name of the fund or funds;
        (ii) all digits of the account number;
        (iii) the exact name and address used in the registration(s); and
        (iv) the Social Security or Employer Identification Number listed on the account(s).

  Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

  VOICE RESPONSE UNITS
  The Funds now have available to shareholders a means by which they can access account information, fund prices, and take advantage of other

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

  features 24-hours a day. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

  During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

  For additional restrictions refer to "Exchange Privilege" below.

AUTOMATIC DIVIDEND INVESTMENT. Your dividends and distributions may be paid in cash or invested in any SM&R Mutual Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same SM&R Mutual Fund. You may invest your dividends and distributions (1) into another SM&R Mutual Fund in the same class of shares; or (2) from Class A shares into SM&R Money Market Fund, or vise versa.

  You must comply with the following requirements to invest your dividends and distributions in shares of another SM&R Mutual Fund:
    (1) Your account balance (a) in the SM&R Mutual Fund paying the dividend must be at least $5,000; and (b) the SM&R Mutual Fund receiving the dividend must have an account balance of at least $500.
    (2) Both accounts must have identical registration information, that is they cannot be in different names; and
    (3) You must have elected, in writing, to reinvest dividends into another SM&R Mutual Fund.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

GROUP SYSTEMATIC INVESTMENT PLAN.  SM&R can establish a Group Systematic
  Investment Plan with an employer having 5 or more participants under a single payroll deduction arrangement. Under this investment plan there is a minimum investment of $20 per individual. Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

EXCHANGE PRIVILEGE. As an investor in the Funds, you may be permitted to exchange shares that you own for shares of other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

  WE RESERVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE PRIVILEGE AT ANY TIME.

  You may exchange Class A, Class B, or Class C shares that you own in the Tax Free and Government Bond Funds, without an exchange fee or sales charge, for shares of the corresponding class of another fund managed by SM&R. You also may exchange your Class A or Class B shares for shares of the Primary or Money Market Fund, subject to two conditions:

    - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A share purchases of $1 million or more and 6 years in the case of Class B share purchases), and
    - you meet any minimum investment requirement for the shares you wish to acquire.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

  We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of an Equity Income Fund. You then exchange your Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Tax Free Fund. We would not impose any sales charge upon the re-exchange into Class A shares of the Tax Free Fund because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.

  Shares of any fund managed by SM&R held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:
    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;
    (b) the shares of the Fund acquired through exchange must be qualified for sale in the state in which you reside;
    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;
    (d) the minimum dollar amount of a telephone exchange is $500;
    (e) SM&R must have received full payment for the shares being exchanged;
    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);
    (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and
    (h) you have received a prospectus for the fund shares you receive in the exchange.

  You may exchange shares you own in the Primary Fund for shares of the Money Market Fund, and vise versa. You may exchange shares you own in the Primary or Money Market Fund for Class A, T, J, or Y shares of a class of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

AUTOMATIC CONVERSIONS. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exchanges Class B shares of a fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

ABUSIVE TRADING PRACTICES. Excessive, short-term (market-timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. In making this judgement, we may consider trading done in multiple accounts under common ownership or control.

                            DISTRIBUTIONS AND TAXES
   --------------------------------------------------------------------------

DISTRIBUTIONS AND TAXABILITY. To avoid taxation of the Funds, the IRS Code requires each Fund to distribute net income and any capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.
  Dividends you receive from the Government Bond, Tax Free, Primary and Money Market Funds, whether reinvested or taken as cash, are generally considered taxable. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

  The Tax Free Fund intends to distribute tax-exempt dividends that shareholders may exclude from their gross income for federal income tax purposes. However, the Tax Free Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax Free Fund may be taxable. Also, you should keep in mind that certain income from the Tax Free Fund may be subject to the federal alternative minimum tax.

DISTRIBUTION SCHEDULE. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the SM&R Mutual Funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.

                         DIVIDENDS     CAPITAL GAINS
                          DECLARED          PAID
SM&R GROWTH FUND          June and        December
                          December
-----------------------------------------------------
SM&R EQUITY INCOME      March, June,      December
FUND                     September,
                          December
-----------------------------------------------------
SM&R BALANCED FUND      March, June,      December
                         September,
                          December
-----------------------------------------------------
SM&R GOVERNMENT BOND      Monthly         December
FUND
-----------------------------------------------------
SM&R TAX FREE FUND        Monthly         December
-----------------------------------------------------
SM&R PRIMARY FUND        Daily paid       December
                          Monthly
-----------------------------------------------------
SM&R MONEY MARKET        Daily paid          --
FUND                      Monthly
-----------------------------------------------------

DISTRIBUTIONS EFFECT ON NAV. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the dustribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the Funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and Capital Gains Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends on capital gains declared in December to shareholders of record in December and paid the following

                            DISTRIBUTIONS AND TAXES
   --------------------------------------------------------------------------

  January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business day after SM&R has received the shareholder's written request.

BACKUP WITHHOLDING. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF REDEMPTIONS AND EXCHANGES. You should consult with a tax advisor concerning the tax effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

RIGHTS RESERVED BY THE COMPANY.  The Company, acting through its transfer agent, reserves the right:
    - to waive, lower, or raise investment minimums;
    - to accept initial purchases by telephone from a registered representative;
    - to refuse any purchase order;
    - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;
    - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur, or has occurred;
    - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;
    - to not act on instructions believed not to be genuine;
    - to eliminate duplicate mailings of fund material to shareholders who reside at the same address; or
    - to otherwise modify the conditions of purchase and any services at any time.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
   --------------------------------------------------------------------------

BOND RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:
AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:
Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
   --------------------------------------------------------------------------

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:
AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

MUNICIPAL NOTE RATINGS
DESCRIPTION OF MOODY'S INVESTOR SERVICE INC.'S SHORT-TERM MUNICIPAL NOTE
(NOTES THAT MATURE IN LESS THAN ONE YEAR) RATINGS:
MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD AND POOR'S SHORT-TERM MUNICIPAL NOTE RATINGS:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
   --------------------------------------------------------------------------

COMMERCIAL PAPER RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:
A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:
PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
       - Leading market positions in well-established industries.
       - High rates of return on funds employed.
       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATINGS (INCLUDING COMMERCIAL PAPER):
F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS:

HIGH GRADE
D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
   --------------------------------------------------------------------------

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:
TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

   --------------------------------------------------------------------------

                                     Notes

   --------------------------------------------------------------------------

                                     Notes

   --------------------------------------------------------------------------

                                     Notes

                      FOR MORE INFORMATION ABOUT THE FUNDS
   --------------------------------------------------------------------------

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS
The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

 REQUESTING DOCUMENTS
 You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

 SECURITIES MANAGEMENT AND RESEARCH, INC.
 P.O BOX 58969
 HOUSTON, TEXAS 77258-8969
 TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
            1-281-334-2469 (COLLECT)

PUBLIC INFORMATION
You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

SM&R GOVERNMENT BOND FUND
SM&R TAX FREE FUND
SM&R PRIMARY FUND
SM&R MONEY MARKET FUND

                                          Investment Company
                                          File No. 811- 6477

                    SECURITIES MANAGEMENT AND RESEARCH, INC.
                                    ("SM&R")

     For over 30 years, the financial professionals at Securities Management and Research, Inc., who manage the SM&R Mutual Funds, have become a family investment tradition based on commitment, experience and ability to thrive in changing economic environments. We hope you will consider our family of funds as you design your investment portfolio.

     EACH FUND IS DESIGNED TO PURSUE A DISTINCT FINANCIAL OBJECTIVE.
     You can concentrate your assets in one fund, move them back and forth between funds (exchange*) or spread them over a combination of funds. You have the opportunity to achieve the exact combination of investments that is compatible with your investment goals.

     A DISCIPLINED, CONSERVATIVE APPROACH TO BONDS AND CASH PRODUCTS INVESTING. Before any investment option is purchased for an SM&R fund, it must meet strict performance criteria. Each opportunity is evaluated on the basis of its anticipated return, industry rating and on how well it compares to other available options. You can rest assured that a rigorous, objective performance model drives every decision.

     OUR UNIQUE TEAM APPROACH TO FUND MANAGEMENT OFFERS YOU MAXIMUM BENEFITS. Normally, the performance of a mutual fund is solely dependent on the expertise and decisions of one individual fund manager. At SM&R, our portfolio managers work in a team environment to determine the strategy for each portfolio and to approve the list of securities for use in the portfolios. The team approach provides further assurance that each portfolio will receive the maximum benefits of the organization's talents and resources.

     PLEASE TAKE A MOMENT TO REVIEW THE INFORMATION AND PROSPECTUSES FOR EACH OF OUR FUNDS. THEN LET US HELP YOU DESIGN AN INVESTMENT PORTFOLIO THAT CAN HELP YOU MEET YOUR GOALS.

     * For income tax purposes, an exchange is treated as a sale of shares and will generally result in a capital gain or loss. The redemption of B or C shares may be subject to a CDSC depending upon when you initially purchased the shares.

     Keep in mind that like all securities products, investment return and principal values will fluctuate, and when redeemed, shares may be worth more or less than their original cost. As with any securities product, you should obtain and carefully read the prospectus, which includes all fees and expenses, before investing.

                           NOT PART OF THE PROSPECTUS

                               SM&R EQUITY FUNDS

                                     GROWTH
                             SM&R Growth Fund, Inc.

                                 EQUITY INCOME
                          SM&R Equity Income Fund, Inc.

                                   BALANCED
                            SM&R Balanced Fund, Inc.

                             SM&R INVESTMENTS, INC.

                    CURRENT INCOME AND HIGH DEGREE OF SAFETY
                           SM&R Government Bond Fund

                            CURRENT TAX FREE INCOME
                               SM&R Tax Free Fund

                    STABILITY, LIQUIDITY AND CURRENT INCOME
                               SM&R Primary Fund

                    STABILITY, LIQUIDITY AND CURRENT INCOME
                             SM&R Money Market Fund

                                HOW TO REACH US:

                              SHAREHOLDER SERVICES
                                 (800) 231-4639

                        FUND QUOTES AND INVESTOR HOTLINE
                                 (877) 239-2049

                              SALES AND MARKETING
                                 (800) 526-8346

                            TO REQUEST A PROSPECTUS
                                 (800) 231-4639




                         SM&R                SECURITIES MANAGEMENT
                                             AND RESEARCH, INC.
                                             MANAGER & DISTRIBUTOR
                                             -------------------------
                                             MEMBER NASD, SIPC


            2450 SOUTH SHORE BLVD., SUITE 400 - LEAGUE CITY, TX 77573
                                 (281) 334-2469


                    VISIT OUR WEBSITE AT: www.smrinvest.com




                               Form 9094 - 12/99
                           NOT PART OF THE PROSPECTUS

                                      SM&R


                               FIXED INCOME FUNDS
                                "CLASS T SHARES"
                SHARES AVAILABLE TO CERTAIN ELIGIBLE PURCHASERS
            (AND SHAREHOLDERS OF THE FUND PRIOR TO JANUARY 1, 1999)

                   INVESTMENT STRATEGIES FOR A CHANGING WORLD




















                          NOT PART OF THE PROSPECTUS

[LOGO]

                             SM&R INVESTMENTS, INC.

                               FIXED INCOME FUNDS

                   INVESTMENT STRATEGIES FOR A CHANGING WORLD

CLASS T
     SM&R GOVERNMENT BOND FUND
     SM&R TAX FREE FUND

SINGLE CLASS FUNDS
     SM&R PRIMARY FUND
     SM&R MONEY MARKET FUND

Prospectus, December 31, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               TABLE OF CONTENTS
      -------------------------------------------------------------------

FUND SUMMARIES..........................         1
SM&R Government Bond Fund...............         1
SM&R Tax Free Fund......................         2
SM&R Primary Fund.......................         3
SM&R Money Market Fund..................         4
ADDITIONAL EXPLANATION OF RISK
FACTORS.................................         5
PERFORMANCE.............................         7
Bar Charts and Performance Tables.......         7
EXPENSES OF THE FUNDS...................         9
Fees and Expenses of the Funds..........         9
SHARES OF THE FUND......................        11
Eligible Purchasers of Class T Shares...        11
Class T Sales Charges...................        12
Sales Charge Reductions and Waivers.....        12
INVESTMENT OBJECTIVES, POLICIES AND
RISKS...................................        14
Government Bond Fund....................        14
Tax Free Fund...........................        16
Primary Fund............................        19
Money Market Fund.......................        19
OTHER RISK FACTORS......................        22
THE FUNDS AND THEIR MANAGEMENT..........        24
Investment Advisor......................        24
Portfolio Management....................        25
FINANCIAL HIGHLIGHTS....................        26
Government Bond Fund....................        27
Tax Free Fund...........................        28
Primary Fund............................        29
Money Market Fund.......................        30
SHAREHOLDER'S GUIDE TO INVESTING WITH
SM&R'S MUTUAL FUNDS.....................        31
APPENDIX................................       A-1

 WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU
 This prospectus explains the investment objectives, risks and strategies of each of the SM&R Mutual Funds. Reading the prospectus will help you to decide which SM&R Mutual Fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

 FUND SUMMARY                                          SM&R GOVERNMENT BOND FUND
    ------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class T-Fund #026

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Manager:
   Terry E. Frank

 Portfolio Turnover:
   22.86% Class T

 NASDAQ Symbols:
   SMRGX Class T

 Dividend Payment
 Schedule:
   Monthly

INVESTMENT OBJECTIVE

To provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES

The Government Bond Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes, Freddie Macs, and Fannie Maes. This fund may also invest assets in collateralized mortgage obligations.

The Government Bond Fund generally invests primarily in medium and long term securities. The average weighted portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Government Bond Fund, or it could underperform other investments if any of the following occurs:
  - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
  - the worldwide demand for U.S. government securities falls.
  - interest rates fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages.
  - interest rates rise enough to cause fewer people than expected to repay their mortgages early if any bonds the fund owns are downgraded in credit rating or into default.

WHO MAY WANT TO INVEST IN THE FUND

The Government Bond Fund may be appropriate if you:
  - are seeking income to meet current needs
  - are willing to accept moderate risk of volatility
  - are retired or nearing retirement

The Government Bond Fund may NOT be appropriate if you:
  - are investing for maximum return over a long time horizon
  - require absolute stability of your principal

 FUND SUMMARY                                                 SM&R TAX FREE FUND
    ------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class T-Fund #028

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Manager:
   Terry E. Frank

 Portfolio Turnover:
   5.09% Class T

 NASDAQ Symbols:
   SMRTX Class T

 Dividend Payment
 Schedule:
   Monthly

INVESTMENT OBJECTIVE

To provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions.

PRINCIPAL INVESTMENT STRATEGIES

The Tax Free Fund invests primarily in tax-exempt securities. During normal market conditions, this fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income taxes. The Tax Free Fund generally invests in securities rated Baa or better by Moody's or BBB or better by Standard and Poor's and Fitch.

The weighted average portfolio maturity of the Tax Free Fund generally is expected to be in the six to fifteen year range (some securities have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Tax Free Fund, or it could underperform other investments, if any of the following occurs:
  - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
  - if any bonds the fund owns are downgraded in credit rating or go into default certain securities become harder to value or to sell at a fair price.
  - if any of the fund's investments are invested in Baa or BBB rated securities they may be less liquid than comparably rated municipal securities and involve somewhat greater risk.

ALSO, SOME OF YOUR DIVIDEND INCOME MAY BE TAXABLE.

WHO MAY WANT TO INVEST IN THE FUND

The Tax Free Fund may be appropriate if you:
  - are willing to sacrifice some investment return for income exempt from federal income tax and, under certain conditions, exempt from state and local taxes
  - are in a high tax bracket (28% and up)
  - are seeking income to meet current needs
  - are willing to accept moderate risk of volatility

The Tax Free Fund may NOT be appropriate if you:
  - are investing for maximum return
  - require absolute stability of your principal

  - prefer capital gains over ordinary income

 FUND SUMMARY                                                  SM&R PRIMARY FUND
    ------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Single Class:
   Fund #627

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
   Terry E. Frank
   John S. Maidlow

 Portfolio Turnover:
   30.47%

 NASDAQ Symbol:
   SMRPX

 Dividend Payment
 Schedule:
   Monthly

INVESTMENT OBJECTIVE

To seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper.

PRINCIPAL INVESTMENT STRATEGIES

The Primary Fund invests primarily in commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations. This fund will only invest in commercial paper rated in one of the two highest rating categories.

The Primary Fund may also invest in:
  - U.S. Government obligations;
  - corporate debt obligations maturing in five years or less and rated "A" or higher;
  - certificates of deposit, generally maturing in 3 years or less; and
  - repurchase agreements.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Primary Fund, or it could underperform other investments if any of the following occurs:
  - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
  - if any of the fund's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, the Primary Fund may not achieve as high a level of current income as a fund investing in lower-rated securities or longer-term securities.

WHO MAY WANT TO INVEST IN THE FUND

The Primary Fund may be appropriate if you:
  - are seeking income to meet current needs
  - are willing to accept moderate risk of volatility
  - are more concerned with safety of principal than with investment returns
  - are retired or nearing retirement

The Primary Fund may NOT be appropriate if you:
  - are investing for maximum return
  - require absolute stability of your principal
  - are investing for goals that are many years in the future
  - prefer capital gains over ordinary income

 FUND SUMMARY                                             SM&R MONEY MARKET FUND
    ------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Single Class:
   Fund #620

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
   Terry E. Frank
   John S. Maidlow

 NASDAQ Symbol:
   SMRMM

 Dividend Payment
 Schedule:
   Monthly

INVESTMENT OBJECTIVE

To seek the highest current income consistent with the stability of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, including: U.S. Government obligations, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. This fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Money Market Fund if any of the following occurs:
  - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
  - if any of the fund's investments are downgraded in credit rating or go into default.

However, the risks of investment in the Money Market Fund may be expected to be less than for other mutual funds. By limiting its investments as described above, this fund may not achieve as high a level of current income as a fund investing in lower-rated securities. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET FUND. YOU SHOULD KEEP IN MIND THAT AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST IN THE FUND

The Money Market Fund may be appropriate if you:
  - require stability of principal
  - are seeking a mutual fund for the cash portion of an asset allocation program
  - need to "park" your money temporarily
  - are more concerned with safety of principal than with investment returns
  - are investing emergency reserves

The Money Market Fund may NOT be appropriate if you:
  - want federal deposit insurance
  - are seeking an investment that is likely to outpace inflation
  - are investing for retirement or other goals that are many years in the future
  - are investing for growth or maximum current income

                     ADDITIONAL EXPLANATION OF RISK FACTORS
      -------------------------------------------------------------------

                            COMMON RISK FACTORS FOR
                           ALL OF SM&R'S MUTUAL FUNDS

Please remember that mutual fund shares are:
- Not guaranteed to achieve their investment goal
- Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency
- Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R Mutual Fund could fluctuate in value over time and could result in a loss of money.

---------------------------------------------------

                          RISK FACTORS SPECIFIC TO THE
                              SM&R'S MUTUAL FUNDS

IMPORTANT
The following factors may affect the value of your investment IN ONE OR MORE OF THE SM&R MUTUAL FUNDS.

CREDIT RISK
The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.

INTEREST RATE RISK
The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values. THIS RISK AFFECTS ALL FOUR FUNDS, BUT HAS LESS EFFECT ON THE MONEY MARKET AND PRIMARY FUNDS.

LIQUIDITY RISK
The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.

INVESTMENT STYLE OR MANAGEMENT RISK
The risk that a strategy used by a fund's management may fail to produce the intended result. THIS RISK AFFECTS ALL FOUR FUNDS.

MARKET RISK
The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them. THIS RISK AFFECTS ALL FOUR FUNDS.

MATURITY RISK
The risk that if the general level of interest rates rise subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rates securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. As the maturity increases, the price discount is being amortized over an increasing number of years. Therefore, in order for the discount to produce say an extra 1 percent per annum; it must be progressively larger in dollar amounts as maturity increases. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences.

                     ADDITIONAL EXPLANATION OF RISK FACTORS
      -------------------------------------------------------------------

PREPAYMENT AND EXTENSION RISK
PREPAYMENT RISK is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the actual or expected number of mortgage prepayments, thereby reducing the security's value. EXTENSION RISK is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. THIS RISK APPLIES ONLY TO THE GOVERNMENT BOND FUND.

OTHER RISKS
Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds management.

  YEAR 2000 RISKS
  Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way the dates are encoded and calculated, referred to as the Year 2000 Problem. The Year 2000 Problem could have a negative impact on the handling of securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders. In addition, if any of the companies or government units in which a fund invests suffer a Y2k computer system failure, such failure could have an adverse impact on the funds and their shareholders.

                                  PERFORMANCE
      -------------------------------------------------------------------

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the funds and the variability of returns by:
- showing performance for each year since inception and
- showing how each fund's average annual returns for certain periods compare to those of a broad-based securities market index.

Sales loads and account fees are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.

                      PAST PERFORMANCE IS NOT NECESSARILY
                         AN INDICATION OF HOW THE FUNDS
                          WILL PERFORM IN THE FUTURE.

GOVERNMENT BOND FUND
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   9.31%
1994  -4.65%
1995  18.57%
1996   3.43%
1997   8.14%
1998   6.87%

For the nine month period ended September 30, 1999, the Government Bond Fund, Class T shares had a total return of (0.31)%.

                               QUARTER ENDED            TOTAL RETURN
Best Quarter:                    June 30, 1995               6.44%
Worst Quarter:              September 30, 1994              (1.77)%

The next table lists the Government Bond Fund's year-by-year average annual total return over the past one and five year periods and since inception, including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Government/Mortgage-Backed Securities Index. This index includes all public obligations of the U.S. treasury and all publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate debt guaranteed by the U.S. Government as well as 15 and 30 year fixed rate securities backed by mortgage pools of the GNMA, FHLMA, and FNMA.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/98)

                                                           SINCE
                                    PAST        PAST     INCEPTION
                                  ONE YEAR    5 YEARS     3/16/92
SM&R Government Bond Fund            2.03%      5.24%       6.55%
Lehman Brothers Government/
Mortgage-Backed Securities Index     8.72%      7.18%      10.93%

                                  PERFORMANCE
      -------------------------------------------------------------------

TAX FREE FUND
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994  -5.49%
1995  17.87%
1996   4.48%
1997   8.98%
1998   6.33%

For the nine month period ended September 30, 1999, the Tax Free Fund, Class T shares had a total return of (2.52)%.

                              QUARTER ENDED          TOTAL RETURN
Best Quarter:                March 31, 1995               7.41%
Worst Quarter:               March 31, 1994              (3.94)%

The next table lists the Tax Free Fund's year-by-year average annual total return over the past one and five year periods and since inception, including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Index. This is an index of investment grade tax exempt bonds classified into four major sections: General Obligations, Revenue, Insured and Preferred.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/98)

                                                           SINCE
                                    PAST        PAST     INCEPTION
                                  ONE YEAR    5 YEARS     9/9/93
SM&R Tax Free Fund                   1.50%       5.20%      5.04%
Lehman Brothers Municipal Index      6.48%       6.22%      6.52%

PRIMARY FUND
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.48%
1994  3.58%
1995  5.26%
1996  4.92%
1997  5.08%
1998  5.13%

For the nine month period ended September 30, 1999, the Primary Fund had a total return of 3.45%.

                               QUARTER ENDED            TOTAL RETURN
Best Quarter:               September 30, 1998               2.54%
Worst Quarter:                   June 30, 1997               0.60%

The next table lists the Primary Fund's average year-by-year return over the past one and five year periods and since inception, including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Government/ Corporate Index.

This index represents all public obligations of the U.S. Treasury as well as all publicly issued debt of U.S. Government agencies with maturities of one to three years.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/98)

                                                           SINCE
                                    PAST        PAST     INCEPTION
                                  ONE YEAR    5 YEARS     3/16/92
SM&R Primary Fund                    5.13%      4.79%       4.25%
Lehman Government/Corporate
Index                                6.98%      6.00%       8.44%

MONEY MARKET FUND
No bar chart or average total return information is being provided for the Money Market Fund at this time as the Money Market Fund has not been in existence for a full calendar year.

                             EXPENSES OF THE FUNDS
      -------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                         MONEY
                       GOVERNMENT   TAX FREE   PRIMARY   MARKET
                       BOND FUND      FUND      FUND      FUND
                        CLASS T     CLASS T
Maximum Sales Charge
Imposed on Purchases
(as a percentage of
offering price)           4.5%(1)     4.5%(1)    None     None
Maximum Deferred
Sales Charge
(as a percentage of
offering price)           None        None       None     None
Maximum Sales Charge
Imposed on Reinvested
Dividends
(as a percentage of
offering price)           None        None       None     None
Exchange Fees             None        None       None     None
Redemption Fees              (2)         (2)        (2)      (2)
Other Expenses               (6)         (6)        (6)      (6)

ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from fund assets)

                                                         MONEY
                       GOVERNMENT   TAX FREE   PRIMARY   MARKET
                       BOND FUND      FUND      FUND      FUND
                        CLASS T     CLASS T
Management Fees          0.50%       0.50%      0.50%    0.25%
Other Expenses(4)        0.61%       0.73%      0.56%    0.97%
Total Annual Fund
Operating Expenses       1.11%       1.23%      1.06%    1.22%
Fee Waivers and
Expense
Reimbursements(5)          --          --         --     0.72%
                         ----        ----       ----     ----
Net Expenses             1.11%       1.23%      1.06%    0.50%

FOOTNOTES TO FEES AND EXPENSES

         (1) You pay a sales charge of 4.5% on initial investments in Class T shares of less than $100,000. You pay a reduced sales charge at certain breakpoints, as follows: 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least
                        $250,000 but less than $500,000; and zero on initial investments of $500,000 or more.
         (2) You pay an $10.00 transaction fee for each expedited wire redemption.
         (3)            The "Management Fees" and "Other Expenses" for the
                        Government Bond, Primary, and Tax Free Funds are for the year ended August 31, 1999 and for the Money Market Fund for the period January 1 - August 31, 1999. NO
                        DISTRIBUTION OR SERVICE (12b-1) FEES ARE IMPOSED ON
                        CLASS T SHARES OF THE GOVERNMENT BOND FUND AND THE TAX
                        FREE FUND, OR ON ANY SHARES OF THE PRIMARY FUND AND MONEY
                        MARKET FUND.
         (4)            "Other Expenses" include the 0.25% Administrative Service
                        Fee. "Other Expenses" for Class T shares are based on expenses and average net assets of the Government Bond and Tax Free Funds for the fiscal year ended August 31, 1999.
                        "Other Expenses" for the Primary Fund are for the fiscal year ended August 31, 1999, and for the period
                        January 1 - August 31, 1999 for the Money Market Fund.
         (5)            The Fee Table reflects fees waived and expenses assumed
                        CONTRACTUALLY by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the
                        Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include any 12b-1 fee or class-specific expenses.
                        The Fee Table does not reflect fees waived or expenses assumed by SM&R on a VOLUNTARY basis. During the fiscal year ended August 31, 1999, SM&R voluntarily waived fees of 0.11%, 0.26% and 0.50% for the Government Bond Fund,
                        Primary Fund and Tax Free Fund, respectively. SM&R also intends to reimburse regular operating expenses that exceed average daily net assets as follows: 0.75% for the Tax Free Fund, 0.80% for the Primary Fund and 1.00% for the Government Bond Fund. SM&R may discontinue or reduce any such waiver or reimbursement of expenses at any time without notice.
         (6) You pay a $7.50 per account annual custodian fee for tax deferred accounts.

                             EXPENSES OF THE FUNDS
      -------------------------------------------------------------------

EXPENSES
The tables below show the total expenses you would pay on a $10,000 investment over one, three-, five-, and ten-year periods. These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds and are for illustration only. These examples assume a 5% average annual return each year and that you reinvest all of your dividends. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:

                                                                ONE       THREE       FIVE       TEN
                                                                YEAR      YEARS      YEARS      YEARS
Government Bond Fund (Class T)                                  $558       $787      $1,034     $1,741
Tax Free Fund (Class T)                                         $570       $823      $1,095     $1,872
Primary Fund                                                    $108       $337      $  585     $1,294
Money Market Fund                                               $ 51       $160      $  280     $  628

Because there are no deferred sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did NOT redeem your shares.

                              SHARES OF THE FUNDS
      -------------------------------------------------------------------

SM&R Investments, Inc. (the "Company" or "we") offers four separate investment portfolios. The Money Market and Primary Funds each consist of a single class of shares offered at net asset value and do not impose any sales charges or distribution and service (12b-1) fees. The Government Bond and Tax Free Funds offer Class T shares at net asset value plus an initial sales charge. Class T shares do not impose any distribution and service (12b-1) fees.

The Government Bond and Tax Free Funds offer five other classes through separate prospectuses: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class Y "institutional" shares; and
(5) Class J shares offered through certain financial intermediaries that have distribution agreements with SM&R. Class A, Class B, Class C, Class Y, and
Class J shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class T shares. You are encouraged to consider all of the Company's class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, INVESTORS MAY CONTACT INVESTOR SERVICES AT (800) 231-4639.

ELIGIBLE PURCHASERS OF CLASS T SHARES

In general, Class T shares may only be purchased by existing shareholders that owned shares of the Government Bond Fund or Tax Free Fund on December 31, 1998 and certain other designated persons. The other designated persons that can purchase Class T shares include:
  (a) present and retired directors, officers, and full-time employees of the Company;
  (b) present and retired directors, officers, registered representatives, and full-time employees of SM&R and their spouses;
  (c) present and retired officers, directors, insurance agents, and full-time employees (and their spouses) of: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any corporation or partnership for which any of American National's present directors serve as a director or partner;
  (d) present and retired partners and full-time employees of legal counsel to SM&R (and officers and directors of any professional corporations which are partners of such legal counsel) and their spouses;
  (e) members of the immediate family (any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, including step and adoptive relationships), grandchildren, grandparents and in-laws of any person named in (a), (b), (c), or (d) above;
  (f) any trust, pension, profit-sharing, IRA, or other benefit plan for any of such persons mentioned in (a), (b), (c), (d) or (e) (although shares of the Tax Free Fund should not be purchased by these entities);
  (g) custodial accounts for minor children of such persons mentioned in (a),
      (b), (c), (d) or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts (although shares of the Tax Free Fund should not be purchased by these entities);
  (h) persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market and Primary Funds); and
  (i) persons purchasing shares for a federal or state sponsored post-secondary education funding program.

YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING SM&R THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

                              SHARES OF THE FUNDS
      -------------------------------------------------------------------

OPENING AN ACCOUNT. Your ability to open a new account depends on the basis of your eligibility to purchase Class T shares, as follows:
    - If you are eligible to purchase Class T shares because you are an existing shareholder of either the Government Bond Fund or the Tax Free Fund (and owned shares on December 31, 1998), you can purchase additional Class T shares of the fund in which you are invested, but cannot open a new account in another fund. For example, if you own shares of the Government Bond Fund only (and you owned shares of that fund on December 31, 1998), you may purchase additional Class T shares of that fund. However, you cannot purchase Class T shares of the Tax Free Fund.
    - If you are a designated person listed in (a)-(i) above, you can open a new account in Class T shares and may purchase Class T shares of any fund managed by SM&R. YOU ARE ALSO ELIGIBLE FOR WAIVER OF THE INITIAL SALES CHARGE AS DESCRIBED BELOW.

CLASS T SALES CHARGES

The offering price of Class T shares is the net asset value plus a "front-end" sales charge. The sales charge is a percentage of the offering price, as shown in the following table:

                                                   SALES CHARGE
                                   SALES CHARGE      AS A % OF
                                    AS A % OF       NET AMOUNT
AMOUNT OF INVESTMENT              OFFERING PRICE     INVESTED
Less than $100,000                     4.5%             4.7%
$100,000 but less than $250,000        3.5%             3.6%
$250,000 but less than $500,000        2.5%             2.6%
$500,000 and over                      None             None

SALES CHARGE REDUCTIONS AND WAIVERS
DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on Class T shares, you may combine concurrent purchases of Class T shares of funds managed by SM&R that impose a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:
  (1) Any individual;
  (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;
  (3) A trustee or fiduciary of a single trust estate or single fiduciary account;
  (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and
  (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

Purchases in connection with employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class A or Class T shares of a fund managed by SM&R on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated" -- I.E., combined together with the dollar amount being invested -- to achieve quantities eligible for discount.

LETTER OF INTENT. You may qualify for a reduced sales charge on purchases of Class T shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class T shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the

                              SHARES OF THE FUNDS
      -------------------------------------------------------------------

investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the funds to sell the full amount of shares specified.

WAIVER OF INITIAL SALES CHARGE FOR CERTAIN PURCHASERS. After SM&R receives a written request, those designated persons listed in (a)-(i) above may purchase Class T shares of the Government Bond Fund and the Tax Free Fund at net asset value per share without the imposition of any sales charge.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

                              GOVERNMENT BOND FUND

The Government Bond Fund seeks to achieve its objective through investment of 65% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS
  There are two broad categories of U.S. Government Obligations:
    (1) direct obligations of the U.S. Treasury, and
    (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates); others, by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

MORTGAGE-BACKED SECURITIES
  We anticipate that a portion of the Government Bond Fund's portfolio will consist of mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government and guaranteed by U.S. Government agencies such as GNMA, FNMA, or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

  mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations. Those mentioned are but a few of the mortgage-backed securities currently available. The Government Bond Fund will not purchase interest-only or principal-only mortgage-backed securities.

  The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Government Bond Fund's securities will generally increase. However, we anticipate that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The Government Bond Fund invests the proceeds from such prepayments at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the Fund's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Bond Fund purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Bond Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS
  The Government Bond Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities. Collateralized obligations in which the Government Bond Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

  A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. A more complete description of CMOs is contained in the Statement of Additional Information.

  The Government Bond Fund may also invest in parallel pay CMOs and Planned Amortization

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

  Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

  The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

ZERO COUPON BONDS
  The Government Bond Fund may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Fund will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

                                 TAX FREE FUND

The Tax Free Fund, as a matter of fundamental policy, seeks to achieve its objective by investing at least 80% of the value of its net assets in municipal securities the interest on which is exempt from federal income taxes.

The Tax Free Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, it will seek to invest in municipal securities of such maturities which, in the judgement of SM&R, the adviser, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

The Tax Free Fund will invest, without percentage limitations, in municipal securities having at the time of purchase one of the four highest municipal ratings by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA ("Fitch") (E.G. Baa) or in securities which are not rated, provided that, in the opinion of SM&R, such securities are comparable in quality to those within the four highest ratings. The rating agencies consider that bonds rated in

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

the fourth highest category may have some speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on those bonds than is the case with higher grade bonds. SM&R will only purchase bonds rated in such fourth category if it believes that the purchase of such bonds is consistent with the Tax Free Fund's investment objective. In the event the rating of an issue held by the Tax Free Fund is changed by the rating service, such change will be considered by the Tax Free Fund in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. Any security held which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade. A description of the ratings may be found in the Appendix to this Prospectus.

Purchasing unrated municipal securities, which may be less liquid than comparably rated municipal securities, involves somewhat greater risk and consequently the Tax Free Fund may not invest more than 20% of its net assets in unrated municipal securities. To attempt to minimize the risk of such investments, SM&R will, prior to acquiring unrated securities, consider the terms of the offering and various other factors to determine the issuer's comparative credit rating and whether the securities are consistent with the Tax Free Fund's investment objective and policies.

During normal market conditions, the Tax Free Fund will have at least 80% of its net assets invested in municipal securities the income of which is fully exempt from federal income taxation. Furthermore, under normal market conditions up to 20% of the Tax Free Fund's net assets, and as a temporary defensive measure during abnormal market conditions, up to 50% of its net assets may be invested in the following types of taxable fixed income obligations:
  (1) obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or authorities (See "Government Bond Fund" above for an explanation of U.S. government obligations);
  (2) corporate debt securities which at the date of the investment are rated A or higher by Moody's, S&P or Fitch.
  (3) commercial paper which at the date of the investment is rated in one of the two top categories by Moody's or by S&P or if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's or A or higher by S&P;
  (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits of $1 billion as of the date of their most recently published financial statements; and
  (5) repurchase agreements secured by U.S. government securities, provided that no more than 15% of the Fund's net assets will be invested in illiquid securities including repurchase agreements with maturities in excess of seven days.

When temporary measures are employed, the Fund may not achieve its investment objective.

To the extent income dividends include income from taxable sources, a portion of a shareholder's dividend income may be taxable. (See "Dividends, Distributions, and Taxes"). In addition, Congress could enact tax legislation such as a flat tax rate that would make tax-free bonds less desirable to investors seeking ways to reduce taxable income. If that were to occur, it could cause the value of the securities to drop.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

The Tax Free Fund's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other municipal securities. Additionally, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales. As a result, the Tax Free Fund will attempt to minimize risk by diversifying its investments by investing no more than 5% of its net assets in the securities of any one issuer (this limitation does not apply to investments issued or guaranteed by the U.S. Government or its instrumentalities) and by investing no more than 25% of its net assets in municipal securities issued in any one state or territory. Each political subdivision, agency, instrumentality, and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining diversification.

MUNICIPAL SECURITIES
  The term "municipal securities," as used in this Prospectus means obligations issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security. Neither the funds nor SM&R will review the proceedings relating to the issuance of municipal obligations or the basis for opinions of counsel.

  Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the Statement of Additional Information.

  Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. For example, if interest rates increase from the time a security is purchased, the security's value and sales price generally will be less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, the security's value and sales price may be greater than its purchase cost. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield with shorter maturities than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest.

  The Tax Free Fund may purchase municipal bonds for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased") and municipal securities whose principal and interest payments are insured by a commercial insurance company as long as the underlying credit is investment grade (BBB or better by S&P and Fitch and Baa or better by Moody's) ("insured"). The Tax Free Fund may also purchase unrated securities of

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

  issuers which SM&R believes would have been rated BBB or Baa had the issuer requested a rating from S&P, Fitch or Moody's. Such implied investment grade rating will be determined by SM&R upon its performance of a credit analysis of the issue and the issuer. Such credit analysis may consist of a review of such items as the issuer's debt characteristics, financial information, structure of the issue, liquidity of the issue, quality of the issuer, current economic climate, financial adviser, and underwriter. Insured and defeased bonds are further described in the Statement of Additional Information. In general, these types of municipal securities will not be treated as an obligation of the original municipality for purposes of determining industry concentration.

                                  PRIMARY FUND

Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Primary Fund will invest only in commercial paper which, at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSROs") (See the "Appendix" hereto for information about such ratings and such rating organizations).

The Primary Fund, consistent with its investment objective, will attempt to maximize yield by trying to take advantage of changing conditions and trends. It may also attempt to take advantage of what are believed to be disparities in yield relationships between different instruments. This procedure may increase or decrease the portfolio yield depending upon the Primary Fund's ability to correctly time and execute such transactions. Although the Primary Fund's assets will be invested in securities with short maturities, the Primary Fund will manage its portfolio as described above. (See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.)

OTHER INVESTMENTS
  The Primary Fund may invest in (i) U.S. Government Obligations (See the "Government Bond Fund" above for an explanation of U.S. Government Obligations); (ii) other corporate obligations, such as bonds, debentures or notes maturing in five (5) years or less at the time of purchase which at the date of the investment are rated "A" or higher by an NRSRO; and
  (iii) negotiable certificates of deposit of banks (including U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks and savings and loan associations and banker's acceptances of U.S. banks which banks and savings and loan associations have total assets at the date of investment (as of the date of their most recent published financial statements) of at least $1 billion (See "INVESTMENT OBJECTIVES AND POLICIES -- Certificates of Deposit and Banker's Acceptance" in the Statement of Additional Information for a description of the securities) and
  (iv) repurchase agreements with respect to any type of instrument in which the Primary Fund is authorized to invest even though the underlying instrument may mature in more than two (2) years.

                               MONEY MARKET FUND

The Money Market Fund seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

Company's Board of Directors. The Money Market Fund may invest in the following types of high quality debt obligations:

  (1) U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the United States Government or by its agencies and instrumentalities. (See "Government Bond Fund" above for an explanation of U.S. Government Obligations).
  (2) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Fund will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.
  (3) BANKER'S ACCEPTANCES. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.
  (4) COMMERCIAL PAPER. As discussed above under "Primary Fund," commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs.
  (5) BONDS AND NOTES. The Money Market Fund may invest in corporate bonds or notes with a remaining maturity of one year or less.
  (6) COLLATERALIZED MORTGAGE OBLIGATIONS. As discussed above under "Government Bond Fund," CMOs are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Fund does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Fund limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Fund. As used in this Prospectus, "Eligible Securities" means securities that are:

  (a) rated in one of the two highest short-term rating categories, or
  (b) whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite NRSROs. Currently, five organizations are NRSROs: Moody's, S&P, Fitch IBCA, Duff and Phelps, Inc., and Thomson BankWatch, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Fund generally limits its investments in securities, as follows:

  - It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.
  - It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

  - It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Objectives and Policies" in the Statement of Additional Information for a more detailed explanation of the investment categories.) The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months).

Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Fund's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Fund may be expected to be less than for any other Fund. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

                               OTHER RISK FACTORS
      -------------------------------------------------------------------

In addition to the common risk factors discussed earlier, the funds may also be subject to one or more of the following risks.

DEBT SECURITIES RISKS.
  Debt securities are subject to change in their values due to changes in prevailing interest rates. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. If interest rates were to drop dramatically, some of the securities could be called and/or prepaid, requiring reinvesting in securities at much lower yields.

  On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. In such circumstances, the value of existing bonds decrease because the interest payments from existing bonds are less attractive than new issues with higher interest rates and investors would lose money if they liquidate holdings.

  The funds could lose money if any bonds they own are downgraded in credit rating or go into default. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other securities. A change in credit rating of an issuer can also affect the bond's value, thus affecting the market value of the funds. However, the funds invest predominately in investment grade bonds in order to minimize credit risk. (See "Investment Objectives and Policies" for more information about the ratings required for investments by each specific fund.) Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

U.S. GOVERNMENT OBLIGATIONS.
  Investments in U.S. Government Obligations are not all backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

MARKET RISKS.
  Because the funds may invest in debt obligations which are traded on securities exchanges, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect the price of that company's debt obligations (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a security's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in the

                               OTHER RISK FACTORS
      -------------------------------------------------------------------

  debt obligations of any one company and by not holding a substantial amount of the debt obligations of any one company.

REPURCHASE AGREEMENTS.
  In a repurchase agreement, a fund buys a security and simultaneously sells it to the vendor for delivery at a future date. These agreements are used primarily for cash purposes. A fund entering into a repurchase agreement may lose money if the other party to the transaction fails to pay the resale price on the delivery date. Such a default may delay or prevent the fund from disposing of the underlying securities. The value of the underlying securities may go down during the period in which the fund seeks to dispose of them. Also, the fund may incur expenses while trying to sell the underlying securities. Finally, the fund risks losing all or a part of the income from the agreement.

                         THE FUNDS AND THEIR MANAGEMENT
      -------------------------------------------------------------------

INVESTMENT ADVISOR

The Company's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

The Funds pay SM&R an investment advisory fee, which is calculated daily for each fund and paid monthly. The advisory agreement between the Company and SM&R spells out the management fee and other expenses that the Funds must pay.

The Government Bond and Tax Free Fund each pay a management fee based on the following schedule:

                                                  INVESTMENT
ON THE PORTION OF EACH FUND'S                    ADVISORY FEE
AVERAGE DAILY NET ASSETS                          ANNUAL RATE
Not exceeding $100,000,000                           0.50%
Exceeding $100,000,000 but not exceeding
$300,000,000                                         0.45%
Exceeding $300,000,000                               0.40%

The Money Market and Primary Funds pay SM&R a management fee calculated at the annual rate of 0.25% and 0.50%, respectively, of each Fund's average daily net asset value.

After applicable fee waivers, SM&R received total advisory fees from the Government Bond Fund and Primary Fund for the fiscal year ended August 31, 1999 which represented 0.39% and 0.24%, respectively, of each such fund's average daily net assets. SM&R waived all advisory fees for the Tax Free Fund and Money Market Fund for the period ended August 31, 1999.

ADMINISTRATIVE SERVICES
The Funds pay SM&R an administrative service fee for non-investment related management, executive, administrative, transfer agent, and operation services to the funds. Each fund is subject to an administrative service fee at the annual rate of average daily net asset values as follows:

AVERAGE DAILY NET ASSETS                     ANNUAL PERCENTAGE
OF EACH FUND                                       RATE
Not exceeding $100,000,000                         0.25%
Exceeding $100,000,000 but not exceeding
$200,000,000                                       0.20%
Exceeding $200,000,000 but not exceeding
$300,000,000                                       0.15%
Exceeding $300,000,000                             0.10%

REIMBURSEMENTS AND WAIVERS
SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions. SM&R received administrative service fees of 0.25% for the fiscal year ended August 31, 1999 of the Government Bond Fund, Primary Fund & Tax Free Fund's and 0.00% for the period ended August 31, 1999 of the Money Market Fund's fund's average daily net assets.

In order to improve the yield and total return of any fund, SM&R may from time to time voluntarily waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund of the Company while

                         THE FUNDS AND THEIR MANAGEMENT
      -------------------------------------------------------------------

retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. SM&R has agreed to reimburse expenses incurred by the Government Bond, Primary and Tax Free Funds to the extent that regular operating expenses exceed average daily net assets as follows: 1.00% for the Government Bond Fund, 0.80% for the Primary Fund and 0.75% for the Tax Free Fund.

PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

TERRY E. FRANK, VICE PRESIDENT, PORTFOLIO MANAGER OF THE GOVERNMENT BOND FUND,
  TAX FREE FUND, PRIMARY FUND AND MONEY MARKET FUND. Ms. Frank has served as Portfolio Manager of the Government Bond Fund since 1993 and the Tax Free Fund since its inception. She joined SM&R's investment staff in 1991 and prior to that time she held positions with American Capital Asset Management and Gibraltar Savings Association as a securities analyst and Equitable Investment Services as a research analyst.

  She has served as Portfolio Manager of the Primary Fund since November 1998 and the Money Market Fund since its inception January 1, 1999. She also serves as Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National.

JOHN S. MAIDLOW, ASSISTANT PORTFOLIO MANAGER OF THE PRIMARY FUND AND THE MONEY
  MARKET FUND. Mr. Maidlow has served as the Assistant Portfolio Manager of the Primary Fund since November, 1998 and the Money Market Fund since its inception January 1, 1999. He also serves as Assistant Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National. He joined SM&R's staff in 1998 and prior to that time he held positions with American Industries Trust Company as a trust officer, Texas Department of Insurance and the Texas Department of Banking as an examiner, Landmark Group as Vice President of Investments, MBank as a trust officer and Rotan-Mosle, Inc. and Eppler, Guerin & Turner as an investment broker.

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

UNDERSTANDING THE FINANCIAL HIGHLIGHTS
The table on the next page itemizes what contributed to the changes in the share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the fund is not five years old.

On a per-share basis, the table includes as appropriate

    - share price at the beginning of the period
    - investment income and capital gains or losses
    - distributions of income and capital gains paid to shareholders
    - share price at the end of the period

The table also includes some key statistics for the period as appropriate

    - Total Return -- the overall percentage of return of the fund, assuming the reinvestment of all distributions
    - Expense Ratio -- operating expenses as a percentage of average net assets
    - Net Income Ratio -- net investment income as a percentage of average net assets
    - Portfolio Turnover -- the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the fund's annual report for the year ended August 31, 1999, which is incorporated by reference into the Statement of Additional Information and is available upon request.

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

GOVERNMENT BOND FUND

The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Government Bond Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the years ended August 31, 1998 and 1999 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Government Bond Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                           YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------
                                                               1999      1998      1997      1996      1995
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.60    $10.42    $10.14    $10.51    $10.07
                                                              ======    ======    ======    ======    ======
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.59      0.64      0.67      0.65      0.70
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.50)     0.20      0.26     (0.37)     0.44
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.09      0.84      0.93      0.28      1.14
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                          (0.59)    (0.66)    (0.65)    (0.65)    (0.70)
--------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.59)    (0.66)    (0.65)    (0.65)    (0.70)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.10    $10.60    $10.42    $10.14    $10.51
                                                              ======    ======    ======    ======    ======
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    0.76%     8.31%     9.37%     2.63%    11.85%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                      $23,368   $23,982   $23,683   $21,127   $20,466
--------------------------------------------------------------------------------------------------------------
Ratio of expenses with reimbursement to average net assets      1.00%     1.00%     1.00%     1.00%     0.70%
--------------------------------------------------------------------------------------------------------------
Ratio of expenses without reimbursement to average net
assets                                                          1.11%     1.00%     1.07%     1.20%     1.06%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            5.58%     6.08%     6.46%     6.17%     6.90%
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                        22.86%    32.71%     9.06%    30.17%     2.20%
--------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

TAX FREE FUND

The following financial highlights table is intended to help you understand the Tax Free Fund's financial performance since inception. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Tax Free Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Tax Free Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the years ended August 31, 1998 and 1999 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Tax Free Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                           YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------
                                                               1999      1998      1997      1996      1995
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.64    $10.27    $ 9.93    $ 9.95    $ 9.62
                                                              ======    ======    ======    ======    ======
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.48      0.49      0.51      0.53      0.51
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.50)     0.37      0.33     (0.02)     0.33
--------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.02)     0.86      0.84      0.51      0.84
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                          (0.48)    (0.49)    (0.50)    (0.53)    (0.51)
--------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.48)    (0.49)    (0.50)    (0.53)    (0.51)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.14    $10.64    $10.27    $ 9.93    $ 9.95
                                                              ======    ======    ======    ======    ======
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (0.28)%    8.58%     8.61%     5.18%     9.15%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                      $11,218   $11,058   $10,700    $9,148    $8,399
--------------------------------------------------------------------------------------------------------------
Ratio of expenses with reimbursement to average net assets      0.73%     0.75%     0.54%    --        --
--------------------------------------------------------------------------------------------------------------
Ratio of expenses without reimbursement to average net
assets                                                          1.23%     1.25%     1.27%     1.18%     1.25%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            4.53%     4.60%     4.97%     5.27%     5.43%
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         5.09%    12.77%    22.15%    18.44%    12.63%
--------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

PRIMARY FUND

The following financial highlights table is intended to help you understand the Primary Fund's financial performance for the past five years. Certain information reflects financial results for a single Primary Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Primary Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Primary Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the years ended August 31, 1998 and 1999 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Primary Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                           YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------
                                                               1999      1998      1997      1996      1995
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.05      0.05      0.05      0.05      0.05
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.05      0.05      0.05      0.05      0.05
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                          (0.05)    (0.05)    (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.05)    (0.05)    (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    4.75%     5.15%     4.98%     5.07%     5.01%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                      $30,838   $34,577   $33,045   $37,465   $20,984
--------------------------------------------------------------------------------------------------------------
Ratio of expenses with reimbursement to average net assets      0.80%     0.80%     0.80%     0.81%     0.84%
--------------------------------------------------------------------------------------------------------------
Ratio of expenses without reimbursement to average net
assets                                                          1.06%     0.98%     1.01%     1.15%     1.21%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            4.66%     5.02%     4.86%     4.93%     4.91%
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        30.47%    --        --        --        --
--------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

MONEY MARKET FUND

The following financial highlights table is intended to help you understand the Money Market Fund's financial performance for the past five years. Certain information reflects financial results for a single Money Market Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Money Market Fund which for the period shown below has been audited by Tait, Weller & Baker, CPA. The independent auditor's report, along with the Money Market Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                 PERIOD FROM
                                                               JANUARY 1, 1999
                                                                      TO
                                                                  AUGUST 31,
                                                             --------------------
                                                                     1999
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.00
                                                                   ======
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                0.03
---------------------------------------------------------------------------------
Total from investment operations                                     0.03
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                               (0.03)
---------------------------------------------------------------------------------
Total distributions                                                 (0.03)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 1.00
                                                                   ======
---------------------------------------------------------------------------------
TOTAL RETURN*                                                        2.89%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S OMITTED)                         $10,681
---------------------------------------------------------------------------------
Ratio of expenses with reimbursement to average net assets**         0.50%
---------------------------------------------------------------------------------
Ratio of expenses without reimbursement to average net
assets**                                                             1.22%
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets**               4.45%
---------------------------------------------------------------------------------

          *             Returns are not annualized
         **             Ratios annualized

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

                  IMPORTANT SHAREHOLDER FACTS AND INFORMATION

THIS SECTION OF THE PROSPECTUS IS PROVIDED TO HELP YOU BECOME FAMILIAR WITH THE TYPES OF ACCOUNTS AND SERVICES AVAILABLE IN THE SM&R MUTUAL FUNDS. IT EXPLAINS THE VARIOUS SERVICES AND FEATURES YOU CAN ESTABLISH AS PART OF YOUR ACCOUNT IN THE "FUNDS" AS WELL AS ACCOUNT POLICIES AND FEES THAT MAY APPLY TO YOUR ACCOUNT.

 WEB SITE:  www.smrinvest.com

 BUSINESS HOURS:
      8:00 A.M. TO 4:30 P.M. CENTRAL TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING ("REGULAR TRADING DAY")

     24-HOUR ACCESS TO ACCOUNT INFORMATION. SEE "VOICE RESPONSE UNIT" UNDER "OTHER SERVICES"

 MAILING ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      P.O. BOX 58969
      HOUSTON, TEXAS 77258-8969

 OVERNIGHT MAILING ADDRESS AND STREET ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      2450 SOUTH SHORE BOULEVARD, SUITE 400
      LEAGUE CITY, TEXAS 77573

 IMPORTANT PHONE NUMBERS:
      INVESTOR HOTLINE/VOICE RESPONSE:
           1-877-239-2049
      INVESTOR SERVICES DEPARTMENT:
           1-800-231-4639

 FAX NUMBERS:
      TRANSFER AGENCY:
           1-281-538-4983

 WIRING INSTRUCTIONS:
      MOODY NATIONAL BANK OF GALVESTON
      ABA #113100091
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      #035 868 9
      NAME OF CLASS AND FUND (E.G. CLASS A OF THE GOVERNMENT BOND FUND) FUND ACCOUNT NUMBER (NUMBER APPEARS ON YOUR CONFIRMATION STATEMENT) YOUR NAME (E.G., MARY SMITH)

 THIRD PARTY CHECKS
 To prevent fraud, SM&R will not accept checks made payable to third parties to open new accounts. Tax-deferred rollover checks, properly endorsed, will be accepted.

 MINIMUM INVESTMENT AMOUNTS:
 The Funds' low investment minimums make investing easy. Once you decide on a fund, an investment amount, and a share class simply talk to your representative or broker-dealer, or fill out an application and send in your investment.

 The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

                                          INITIAL  ADDITIONAL
Regular Accounts                          $  100      $ 20
Automatic Investment Plan                 $  100      $ 20
Retirement Plans                          $  100      $ 20
Primary and Money Market Funds            $1,000      $100

 CERTIFICATES
 Share certificates are not issued by the Funds. Your purchases are maintained on the records of the Funds in book shares. This provides you with easy access to your shares. You have the same rights of share ownership as you would if certificates had been issued.

 SPECIAL FEES:
     - Tax-deferred: $7.50 per account custodian fee deducted annually
     - Wiring fee: $10.00 for wire redemption proceeds under $10,000

 SIGNATURE GUARANTEE REQUIREMENTS:
 Required on all redemptions in amounts of $50,000 or more. Other requirements apply, see page 36.

 CHECK WRITING OPTION:
 Available in the SM&R Money Market Fund only. Refer to "Important Facts About Redeeming"

 TELEPHONE SERVICES:
 SM&R will automatically establish a telephone redemption/exchange option for all non-qualified and non-tax deferred accounts, unless you instruct us not to do so. These services are not available to participants of post-secondary education programs. Refer to "Telephone Services"

PLEASE KEEP IN MIND THAT THE ACCOUNT POLICIES (INCLUDING FEES), SERVICES AND FEATURES MAY BE MODIFIED OR DISCONTINUED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE. DURING TIMES OF ECONOMIC TURMOIL OR MARKET VOLATILITY, SEVERE WEATHER, OR NATURAL DISASTER YOU MAY NOT BE ABLE TO REACH SM&R BY TELEPHONE TO INSTITUTE A REDEMPTION OR EXCHANGE.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

TYPES OF ACCOUNTS AVAILABLE

BELOW IS A BRIEF EXPLANATION OF THE DIFFERENT ACCOUNTS AVAILABLE IN THE FUNDS.

  INDIVIDUAL OR JOINT OWNERSHIP
    Individual accounts are owned by one person. Joint accounts have two or more owners.

  A UNIFORM GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
    An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

  TRUST
    An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

  BUSINESS ACCOUNTS
    Corporations, partnerships, and sole proprietorships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner or owner of the business.

TAX-DEFERRED ACCOUNTS

  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes, while saving for retirement. A contribution to certain types of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative, your broker-dealer, or by calling SM&R. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

  Because IRAs, SEPs, TSAs, and other tax-deferred accounts are exempt from federal income tax, they will not benefit from the tax-exempt nature of the Tax Free Fund. Accordingly, the Tax Free Fund is not considered to be suited for these types of accounts.

  Securities Management and Research, Inc. serves as custodian for the tax-deferred accounts offered by the funds. You will be charged an annual account maintenance fee of $7.50 for each tax-deferred account you have. The fee will be automatically deducted from your account (usually in the last quarter). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

  TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
    Traditional IRAs allow most individuals with earned income to contribute up to the lesser of $2000 or 100% of compensation annually.

  ROTH INDIVIDUAL RETIREMENT ACCOUNTS
    Roth IRAs allow most individuals with earned income to contribute up to the lesser of $2000 or 100% of compensation annually.

  EDUCATION IRA
    This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually per child under the age of 18.

  SIMPLIFIED EMPLOYEE PENSION PLAN
    This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

  SIMPLE
    This plan allows employee pre-tax contributions up to $6,000 annually and may be matched by the employer up to a maximum of 3% of employees' compensations.

  PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
    These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

  SECTION 403(b)(7) PLAN
    Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). Each Fund's offering price is calculated once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Sales Charge Reductions and Waivers.") You may purchase shares of the SM&R Primary Fund and SM&R Money Market Fund without a sales charge. Accordingly, the offering price for shares of these funds is net asset value.
  Although the legal rights of the Class A, B, and C shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B and C shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged.

A NOTE ON PRICING. The Government Bond, Tax Free and Primary Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The Funds also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities. The Money Market Fund uses the amortized cost method for valuing its securities.

SHARE PRICE -- EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS. Each Fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time). NAV is not calculated on holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the Funds as of such earlier closing time. Below is the method used by the Funds to calculate the NAV on any given day.

                            Total Assets - Liabilities
     Net Asset Value    =   --------------------------
                            Number of Shares Outstanding

Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day, less any applicable transaction fee.

The price you pay or receive for shares of a Fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading at the next NAV determined THAT DAY if:

    - SM&R receives your request in good order prior to the close of the regular trading day;
    - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or
    - SM&R is advised of bank wire purchases received by Moody National Bank before 3 p.m. Central Time.

  If we receive your order after the close of the regular trading day or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the Funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

YOU SHOULD REFER TO THE FIRST PAGE OF THIS SHAREHOLDER'S GUIDE "IMPORTANT SHAREHOLDER FACTS AND INFORMATION" FOR THE APPROPRIATE ADDRESSES AND TELEPHONE NUMBERS.

       METHOD                           OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
BY MAIL OR THROUGH A    - Determine the Fund and the Class in which you       - Make your check payable to SM&R.
REGISTERED                want to invest.                                     - Use the investment slip on your confirmation, or
REPRESENTATIVE          - Complete and sign the account application           - Write a note specifying:
                        - Make the check payable to SM&R.                         -- Your account number
                        - Mail the application and your check to SM&R at          -- The Fund name
                         the address on the first page of this guide.             -- Share class
                        - Or deliver the information to your                      -- The name(s) in which the account is
                         representative (provided he or she has a                    registered.
                         broker-dealer arrangement with SM&R).                - Mail to the address indicated on the cover page
                                                                                of this guide.
--------------------------------------------------------------------------------------------------------------------------------
BY PHONE WIRE           - Call Investors Services to obtain a reference       - Call Investors Services at the number on the
                         number (call by noon, Central Time, if you want        first page of this guide, on any business day.
                         wired funds to be credited that day).                - You can send your investment either by:
                            Instruct your bank to wire or transfer your           -- Federal Funds Wire (offers immediate access
                            purchase (your bank may charge a wiring fee)             to funds), or
                            using the information on the first page of            -- Electronic transfer via ACH which avoids
                            this guide.                                              wiring fees, if your bank account is set up
                        - Complete the account application and mail to the      on file
                          appropriate address.
                        - Wires received before 3:00 p.m. Central Time on
                          regular trading days will receive that day's
                          closing price (if not, you will receive the next
                          trading day's closing price).
--------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE             - You can make an additional investment by exchange from an existing fund in the SM&R Mutual Funds to an existing account by calling Investor Services.
                        - You can only exchange shares in the same class with identical registrations.
                        - There is no sales charge or redemption fee when exchanging funds within the SM&R Mutual Funds.
                        - Orders placed before 3 p.m. Central Time on regular trading days will receive that day's closing price
                          (if not, you will receive the next regular trading day's closing price).
                        - Exchanges are limited to three per calendar quarter, and twelve per calendar year.
                        - Exchanges between accounts that do not have identical ownership registration must be made in writing.
                        - Be sure you read the prospectus for the fund into which you are exchanging.
                        KEY POINT: AN EXCHANGE REPRESENTS THE SALE OF SHARES OF ONE FUND AND THE PURCHASE OF SHARES OF ANOTHER
                        FUND. THIS TRANSACTION MAY PRODUCE A TAXABLE GAIN OR LOSS IN A NON-TAX DEFERRED ACCOUNT.
--------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC INVESTMENT    - You can transfer money automatically from your      - To establish automatic investing for an existing
PLAN THROUGH THE          bank account into your Fund account on a monthly      account, call Investor Services for an
AUTOMATED CLEARING        basis.                                                application.
HOUSE (ACH)             - Initial investment minimum is $100 if you invest    - The minimum is $20.
                          at least $20 per month with this service.
                        - To enroll, check off the box on the account
                          application and provide:
                            1. Your bank account information,
                            2. The amount and date of your monthly
                               investment, and
                            3. A voided check.
--------------------------------------------------------------------------------------------------------------------------------

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

                              HOW TO REDEEM SHARES

You have several convenient ways for you to redeem your shares in any of the SM&R Mutual Funds. Redemptions will be at net asset value, which is determined on the date your request is received by SM&R in good order.

      METHODS                                                     REQUIREMENTS
--------------------------------------------------------------------------------------------------------------------------
CALL US               - Call Investor Service during normal business hours on any business day.
                      - This service is only available for those accounts which are non-qualified and non-tax deferred:
                          1. The amount requested is $500 or more per account
                          2. The amount is less than $50,000 in aggregate
                          3. The proceeds are to be mailed to the address of record or electronically transferred to the bank account indicated on your fund account.
                          4. There has been no change of address for either you or your bank for 30 days
                          5. Telephone services have not been declined.
                          6. The security procedures discussed on page 39 of this guide have been met.
                          7. There are no outstanding certificate shares on the account.
                      - All authorized requests received before 3:00 p.m. Central Time on regular trading days will be processed at that day's closing price. Requests received after 3:00 p.m. will be processed the following regular trading day.
                      - We can either:
                          -- wire the proceeds the next business day into your bank account of record (service charges may apply)
                          -- electronically transmit the proceeds to your bank account of record via the ACH service
                          -- mail you a check
                      - All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe to be genuine. (Refer to "Security Procedures")
                      - See exceptions below for requests that must be made in writing.
                      - A $10.00 fee is charged for redemptions by wire under $10,000.
                      - To redeem from a tax-deferred account, call Investor Services for a special withdrawal form.
--------------------------------------------------------------------------------------------------------------------------
WRITE US              - You can mail a redemption request to the appropriate address listed on the first page of this guide.
                      - Your letter of instruction must:
                          -- list your account number and the fund name
                          -- indicate the number of shares or dollar value you wish to redeem
                          -- be signed by the registered owner(s)
                          -- include any outstanding share certificates issued prior to January 1, 1999
                          -- include special withdrawal forms for tax deferred accounts
                      - Refer to "Signature Guarantee" below for requests that must be signature guaranteed.
--------------------------------------------------------------------------------------------------------------------------
FAX US                You may fax your request for redemption from a non-qualified and non-tax deferred account, if your request meets requirements stated in 2-7 under "Call Us" above. Your fax requests must be received by SM&R before 3:00 p.m. Central Time on regular trading days to receive that day's price.
--------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES IN   You may also redeem your shares by coming to SM&R's home office, and deliver your request in person
PERSON                prior to 3:00 p.m. Central Time on regular trading days to receive that day's price.
--------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC            You can withdraw money automatically from your Fund account on a monthly, quarterly, semi-annual,
WITHDRAWAL PLAN       and annual basis -- without redemption fees -- on or about the 20th of the month and if:
(SWP)                   - Your account value is $5,000 or more
                        - You complete the relevant section of the application
                        - The withdrawal can be mailed to you at your address of record, or deposited directly to your bank account via ACH
                      The minimum withdrawal is $50 per month.
                      The maximum amount is 1% of your account per month or 12% annually.
                      To obtain proper forms, contact Investor Services.
                      See "Important Facts About Redeeming" for more information.
--------------------------------------------------------------------------------------------------------------------------

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS

Under normal circumstances, shares you purchased by wire, certified check, money order, or other immediately available funds, when redeemed, will be mailed no later than the 7th calendar day following receipt of your redemption request. For shares recently purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

We reserve the right to redeem "in kind" by paying you the proceeds of a redemption in securities rather than in cash.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

INDIVIDUAL OR JOINT TENANTS                         Written instructions must be signed by each
                                                    shareholder, exactly as the names appear in the
                                                    account registration.
UGMA OR UTMA                                        Written instructions must be signed by the
                                                    custodian in his/her capacity as it appears in the
                                                    account registration until the minor reaches the
                                                    age of majority as defined by the state in which
                                                    the UGMA or UTMA was established.
SOLE PROPRIETOR, GENERAL PARTNER                    Written instructions must be signed by an
                                                    authorized individual in his/her capacity as it
                                                    appears on the account registration.
CORPORATION, ASSOCIATION                            Written instructions must be signed by the
                                                    person(s) authorized to act on the account. In
                                                    addition, a certified copy of the corporate
                                                    resolution authorizing the signer to act must
                                                    accompany the request.
TRUST                                               Written instructions must be signed by the
                                                    trustee(s). If the name of the current trustee(s)
                                                    does not appear on the account application, a
                                                    current certificate of incumbency dated within 60
                                                    days must also be submitted.
IRA OR TSA                                          A special withdrawal form must be signed by the
(INCLUDES ALL TYPES OF IRAS)                        account owner, and you may obtain this form by
                                                    contacting Investor Services at the number on the
                                                    first page of this guide. If you do not want
                                                    federal income tax withheld from your redemption,
                                                    you must state that you elect not to have such
                                                    withholding apply. In addition, your instructions
                                                    must state whether the distribution is normal
                                                    (after age 59 1/2) or premature (before age
                                                    59 1/2) and, if premature, whether any exceptions
                                                    such as death or disability apply with regard to
                                                    the 10% additional tax on early distributions.
                                                    In addition, TSA's will have a mandatory
                                                    withholding tax applied to all distributions if
                                                    the account owner is under 70 1/2.
EXECUTORS OF SHAREHOLDER ESTATES                    Written instructions must be signed by the
                                                    executor. A copy of the order appointing the
                                                    executor, certified within the past 12 months must
                                                    accompany the letter of instructions. A signature
                                                    guarantee must be provided as discussed below.

SIGNATURE GUARANTEE

To protect you and the Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

The following circumstances require a signature              WHO CAN PROVIDE A SIGNATURE GUARANTEE:
guarantee:                                                     - Commercial Bank
- Redemptions from one or more of the Funds total              - Trust Company
  $50,000 or more                                              - Savings Association
- You want the proceeds sent to an address other than          - Credit Union
  the address currently appearing on your account              - Member of Medallion Program
- You want the proceeds sent to a bank account not             - Member of a U.S. Stock Exchange
  listed on your account                                       - Authorized SM&R Representatives
- You want the proceeds payable to anyone other than
  the registered owner(s) of the account
- Either your address or the address of your bank        NOTARY PUBLIC NOT ACCEPTABLE
  account has been changed within 30 days
- The account is registered in the name of a
 fiduciary, corporation or any other organization. In
 these cases, additional documentation is required:
    Corporate accounts: certified copy of corporate
    resolution
    Fiduciary accounts: copy of the power of attorney
    or other governing document
- The Funds or their transfer agent believe a
 signature guarantee would protect against claims
 based on transfer instructions

IMPORTANT FACTS ABOUT REDEEMING

SYSTEMATIC WITHDRAWAL PLAN. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your representative regarding their advisability. While you are participating in a Systematic Withdrawal Plan dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent. Retirement Plan Accounts are subject to special withdrawal requirements. Call Investor Services for assistance.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption (60 days for tax-deferred plans) of Class A or Class T shares of a Fund, a shareholder may reinvest all or part of the proceeds in the same class of the same Fund from which the redemption was processed at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. THE SHAREHOLDER MUST ASK THE TRANSFER AGENT FOR THIS PRIVILEGE AT THE TIME OF REINVESTMENT. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation. For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact your registered representative, your broker-dealer or SM&R.

"GOOD ORDER" means the request for redemption must include:
    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. The letter of instruction and stock powers must be signed and executed exactly as the fund shares are registered and any outstanding share certificates returned. It is suggested that certificates be returned by certified mail for your protection;

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

    (2) any required signature guarantees (see "Signature Guarantees" above);
        and
    (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in good order for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:
    (1) death of the employee;
    (2) termination of service with the employer; or
    (3) retirement of employee.

CHECK WRITING OPTION. Check writing is available in the Money Market Fund to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on any tax-deferred accounts (IRAs, TSAs, etc.). Shareholders desiring this option must complete the check writing option signature card on the application. After obtaining specimen signatures and the fully executed card, SM&R will order checks and forward to you at the address of record. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment.

  When a check is presented for payment, SM&R as the shareholder's agent, will cause each fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment, the check will not be honored and returned to the payee and the shareholder may be subject to extra charges as a result.

  Primary Fund shareholders with check writing privileges prior to December 31, 1998 will be permitted to continue writing checks on the Primary Fund subject to the terms applicable to the Money Market Fund described above. SHAREHOLDERS USING THE PRIMARY FUND CHECK WRITING OPTION SHOULD BE AWARE THAT WRITING A CHECK IS A REDEMPTION OF SHARES. THOSE SHARES MAY BE WORTH LESS WHEN THE CHECK IS PRESENTED FOR PAYMENT THAN WHEN THE CHECK WAS WRITTEN.

  This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook free of charge. There will be a $5 fee for reorders. Shareholders will be allowed to write ten (10) checks free each calendar quarter. You may be charged $1.00 for each check written over the 10 check limit.

REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Funds may, from time to time, change such required minimum investment.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS:

You may also purchase or sell shares of the Funds through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. If you utilize a Processing Organization the Funds are

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

not responsible for failure of any Processing Organization to carry out its obligations to its customers. YOU MAY NOT BE CONSIDERED THE SHAREHOLDER OF RECORD OF YOUR SHARES. THEREFORE, YOU MAY NOT BE ABLE TO UTILIZE SERVICES AVAILABLE ONLY TO SHAREHOLDERS OF THE FUNDS. YOU SHOULD KEEP THIS IN MIND WHEN ESTABLISHING AN ACCOUNT IN ANY FUND.

OTHER SERVICES

In addition to the plans described under "Sales Charge Reductions and Waivers," that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the Funds offer other services and plans described below. At this time, there is no charge to you for these services. The Funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the electronic transfers (ACH) plan described below, you should check with your financial institution for any additional charges imposed by them for this service. For additional information on these plans and services you should contact your registered representative, broker-dealer or SM&R. Before beginning any of the plans or services described below you should consult a tax advisor.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your bank, savings and loan, or credit union account. YOUR FINANCIAL INSTITUTION MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE.

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. For example, we permit exchanges by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. If you initially choose not to have this option and wish to establish it at a later date, it would be necessary for you to complete the required form requesting this option. Contact your registered representative for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE FOR QUALIFIED AND TAX-DEFERRED ACCOUNTS.

While telephone redemption is easy and convenient, this account feature involves risk of loss from unauthorized or fraudulent transactions. SM&R will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private, and by immediately reviewing any account statements that we send to you. Make sure to contact SM&R's Investors Services Department immediately about any transaction you believe to be unauthorized.

SECURITY PROCEDURES

  TELEPHONE TRANSACTIONS
  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:
        (i)   the name of the fund or funds;
        (ii)  all digits of the account number;
        (iii) the exact name and address used in the registration(s); and
        (iv) the Social Security or Employer Identification Number listed on the account(s).

  Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

  VOICE RESPONSE UNITS
  The Funds now have available to shareholders a means by which they can access account information, fund prices, and take advantage of other

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

  features 24-hours a day. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

  During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

  For additional restrictions refer to "Exchange Privilege" below.

AUTOMATIC DIVIDEND INVESTMENT. Your dividends and distributions may be paid in cash or invested in any SM&R Mutual Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same SM&R Mutual Fund. You may invest your dividends and distributions (1) into another SM&R Mutual Fund in the same class of shares; or (2) from Class A shares into SM&R Money Market Fund, or vise versa.

  You must comply with the following requirements to invest your dividends and distributions in shares of another SM&R Mutual Fund:
    (1) Your account balance (a) in the SM&R Mutual Fund paying the dividend must be at least $5,000; and (b) the SM&R Mutual Fund receiving the dividend must have an account balance of at least $500.
    (2) Both accounts must have identical registration information, that is they cannot be in different names; and
    (3) You must have elected, in writing, to reinvest dividends into another SM&R Mutual Fund.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

GROUP SYSTEMATIC INVESTMENT PLAN.  SM&R can establish a Group Systematic
  Investment Plan with an employer having 5 or more participants under a single payroll deduction arrangement. Under this investment plan there is a minimum investment of $20 per individual. Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

EXCHANGE PRIVILEGE. As an investor in the Funds, you may be permitted to exchange shares that you own for shares of other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

  WE RESERVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE PRIVILEGE AT ANY TIME.

You may exchange Class A, Class B, or Class C shares that you own in the Tax
  Free and Government Bond Funds, without an exchange fee or sales charge, for shares of the corresponding class of another fund managed by SM&R. You also may exchange your Class A or Class B shares for shares of the Primary or Money Market Fund, subject to two conditions:

    - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A share purchases of $1 million or more and 6 years in the case of Class B share purchases), and
    - you meet any minimum investment requirement for the shares you wish to acquire.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

  We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of an Equity Income Fund. You then exchange your Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Tax Free Fund. We would not impose any sales charge upon the re-exchange into Class A shares of the Tax Free Fund because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.

  Shares of any fund managed by SM&R held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:
    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;
    (b) the shares of the Fund acquired through exchange must be qualified for sale in the state in which you reside;
    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;
    (d) the minimum dollar amount of a telephone exchange is $500;
    (e) SM&R must have received full payment for the shares being exchanged;
    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);
    (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and
    (h) you have received a prospectus for the fund shares you receive in the exchange.

  You may exchange shares you own in the Primary Fund for shares of the Money Market Fund, and vise versa. You may exchange shares you own in the Primary or Money Market Fund for Class A, T, J, or Y shares of a class of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

AUTOMATIC CONVERSIONS. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exchanges Class B shares of a fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

ABUSIVE TRADING PRACTICES. Excessive, short-term (market-timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. In making this judgement, we may consider trading done in multiple accounts under common ownership or control.

                            DISTRIBUTIONS AND TAXES
      -------------------------------------------------------------------

DISTRIBUTIONS AND TAXABILITY. To avoid taxation of the Funds, the IRS Code requires each Fund to distribute net income and any capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

You should verify your tax liability with your tax professional because dividends you receive from the Funds, whether reinvested or taken as cash, are generally considered taxable. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category.

DISTRIBUTION SCHEDULE. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the SM&R Mutual Funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.

                         DIVIDENDS    CAPITAL GAINS
SM&R GROWTH FUND         June and       December
                         December
---------------------------------------------------
SM&R EQUITY INCOME     March, June,     December
FUND                    September,
                         December
---------------------------------------------------
SM&R BALANCED FUND     March, June,     December
                        September,
                         December
---------------------------------------------------
SM&R GOVERNMENT BOND      Monthly       December
FUND
---------------------------------------------------
SM&R TAX FREE FUND        Monthly       December
---------------------------------------------------
SM&R PRIMARY FUND       Daily paid      December
                          Monthly
---------------------------------------------------
SM&R MONEY MARKET       Daily paid         --
FUND                      Monthly
---------------------------------------------------

DISTRIBUTIONS AFFECT ON NAVS. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the distribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the Funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the fund

                            DISTRIBUTIONS AND TAXES
      -------------------------------------------------------------------

  unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends on capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business day after SM&R has received the shareholder's written request.

If you are a shareholder of the Tax Free Fund, you should be aware of the fact that the Tax Free Fund intends to distribute tax-exempt dividends that shareholders may exclude from their gross income for federal income tax purposes. However, the Tax Free Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax Free Fund may be taxable. Also, you should also keep in mind that certain income from the Tax Free Fund may be subject to the federal alternative minimum tax.

BACKUP WITHHOLDING. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF REDEMPTIONS AND EXCHANGES. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

RIGHTS RESERVED BY THE COMPANY.  The Company, acting through its transfer agent, reserves the right:
    - to waive, lower, or raise investment minimums;
    - to accept initial purchases by telephone from a registered representative;
    - to refuse any purchase order;
    - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;
    - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur, or has occurred;

                            DISTRIBUTIONS AND TAXES
      -------------------------------------------------------------------

    - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;
    - to not act on instructions believed not to be genuine;
    - to eliminate duplicate mailings of fund material to shareholders who reside at the same address; or
    - to otherwise modify the conditions of purchase and any services at any time.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

BOND RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:
AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:
Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

     best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:
AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

MUNICIPAL NOTE RATINGS
DESCRIPTION OF MOODY'S INVESTOR SERVICE INC.'S SHORT-TERM MUNICIPAL NOTE
(NOTES THAT MATURE IN LESS THAN ONE YEAR) RATINGS:
MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD AND POOR'S SHORT-TERM MUNICIPAL NOTE RATINGS:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:
A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:
PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
       - Leading market positions in well-established industries.
       - High rates of return on funds employed.
       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATING (INCLUDING COMMERCIAL PAPER):
F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS:

HIGH GRADE
D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:
TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                      FOR MORE INFORMATION ABOUT THE FUNDS
      -------------------------------------------------------------------

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI).
The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS.
The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

 REQUESTING DOCUMENTS.
 You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

 SECURITIES MANAGEMENT AND RESEARCH, INC.
 P.O. BOX 58969
 HOUSTON, TEXAS 77258-8969
 TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
            281-334-2469 (COLLECT)

PUBLIC INFORMATION.
You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

SM&R GOVERNMENT BOND FUND
SM&R TAX FREE FUND
SM&R PRIMARY FUND
SM&R MONEY MARKET FUND

                                        Investment Company
                                         File No. 811-6477

                               SM&R EQUITY FUNDS

                                     GROWTH
                             SM&R Growth Fund, Inc.

                                 EQUITY INCOME
                         SM&R Equity Income Fund, Inc.

                                    BALANCED
                            SM&R Balanced Fund, Inc.

                             SM&R INVESTMENTS, INC.

                    CURRENT INCOME AND HIGH DEGREE OF SAFETY
                           SM&R Government Bond Fund

                            CURRENT TAX FREE INCOME
                               SM&R Tax Free Fund

                    STABILITY, LIQUIDITY AND CURRENT INCOME
                               SM&R Primary Fund

                    STABILITY, LIQUIDITY AND CURRENT INCOME
                             SM&R Money Market Fund

                                HOW TO REACH US:

                              SHAREHOLDER SERVICES
                                 (800) 231-4639

                        FUND QUOTES AND INVESTOR HOTLINE
                                 (877) 239-2049

                              SALES AND MARKETING
                                 (800) 526-8346

                            TO REQUEST A PROSPECTUS
                                 (800) 231-4639

                 SM&R           SECURITIES MANAGEMENT
                                AND RESEARCH, INC.
                                MANAGER & DISTRIBUTOR
                                -------------------------
                                MEMBER NASD, SIPC


           2450 SOUTH SHORE BLVD., SUITE 400 - LEAGUE CITY, TX 77573
                                 (281) 334-2469
                    VISIT OUR WEBSITE AT: www.smrinvest.com

                               Form 9099 - 12/99

                           NOT PART OF THE PROSPECTUS

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 31, 1999

                             SM&R INVESTMENTS, INC.

                                                    CLASSES A, B, C, T, Y, AND J
                                                       SM&R GOVERNMENT BOND FUND
                                                              SM&R TAX FREE FUND

                                                              SINGLE CLASS FUNDS
                                                               SM&R PRIMARY FUND
                                                          SM&R MONEY MARKET FUND

Mailing Address: P.O. Box 58969
                 Houston, Texas 77258-8969
Street Address: 2450 South Shore Boulevard
                League City, Texas 77573

    This Statement is NOT a prospectus, but should be read in conjunction with the funds' current prospectus or prospectuses dated December 31, 1999 that is relevant to the class or classes of shares you own or wish to purchase (each such prospectus is referred to herein as a "Prospectus" and collectively as the "Prospectuses"). To obtain a Prospectus contact your registered representative, broker-dealer, financial intermediary, or Securities Management and Research, Inc. ("SM&R"), at the address noted above, or by calling:

                      Investor Services
                      Telephone Number: (281) 334-2469
                      Toll Free 1-(800) 231-4639

    No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/or the Prospectuses referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Company or SM&R. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

    Terms not defined herein have the same meaning as given to them in the Prospectuses.

                               TABLE OF CONTENTS

THE COMPANY.................................................    1
INVESTMENT OBJECTIVES AND POLICIES..........................    2
PORTFOLIO TURNOVER..........................................   17
MANAGEMENT OF THE COMPANY...................................   18
REMUNERATION OF DIRECTORS...................................   21
POLICY REGARDING PERSONAL INVESTING.........................   22
PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES.....   23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........   23
CONTROL AND MANAGEMENT OF SM&R..............................   24
INVESTMENT ADVISORY AGREEMENT...............................   25
ADMINISTRATIVE SERVICE AGREEMENT............................   26
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION.............   28
DESCRIPTION OF FUND SHARES..................................   30
PURCHASE, REDEMPTION, AND PRICING OF SHARES.................   32
    DETERMINATION OF NET ASSET VALUE........................   32
    DETERMINATION OF OFFERING PRICE.........................   34
    REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES
      (CLASS A AND CLASS T SHARES)..........................   37
    REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES
      CHARGES (CLASS B SHARES)..............................   39
    FUND AND CLASS EXPENSES.................................   40
SHAREHOLDER SERVICING AND DISTRIBUTION PLAN.................   41
SPECIAL PURCHASE PLANS......................................   43
REDEMPTION..................................................   46
TAXES.......................................................   47
SYSTEMATIC WITHDRAWAL PLAN..................................   50
THE UNDERWRITER.............................................   52
CUSTODIAN...................................................   53
TRANSFER AGENT AND DIVIDEND PAYING AGENT....................   53
COUNSEL.....................................................   53
AUDITORS AND FINANCIAL STATEMENTS...........................   53
PERFORMANCE AND ADVERTISING DATA............................   54
PERFORMANCE MEASURES........................................   58

                                  THE COMPANY

    SM&R Investments, Inc. (the "Company") was incorporated under the laws of Maryland on November 6, 1991. The Company changed its name from SM&R Capital Funds, Inc. to SM&R Investments, Inc. on December 31, 1998.

    The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company, commonly called a "mutual fund." This registration does not imply any supervision by the Securities and Exchange Commission (the "Commission") over the Company's management or its investment policies or practices. It currently offers the following funds:

    - SM&R GOVERNMENT BOND FUND ("Government Bond Fund");

    - SM&R TAX FREE FUND (the "Tax Free Fund");

    - SM&R PRIMARY FUND (the "Primary Fund"); and

    - SM&R MONEY MARKET FUND (the "Money Market Fund").

    The Government Bond Fund and the Tax Free Fund (the "Multi-Class Funds") are each divided into six classes of shares (the "Classes") of common stock designated as:

    - Class T (existing shareholders and certain designated persons);

    - Class A (front-end load)

    - Class B (back-end load)

    - Class C (level load)

    - Class J

    - Class Y (institutional shareholders)

    These classes of shares have different sales charges and distribution and service (12b-1) fee structures. A Multiple Class Plan was adopted for the Multi-Class Funds pursuant to Rule 18f-3. The Primary Fund and Money Market Fund do not have separate classes (that is, each is a "Single-Class Fund").

                       INVESTMENT OBJECTIVES AND POLICIES

    As noted in the Prospectuses under "Investment Objectives and Policies," each Fund has its own investment objective and follows policies and techniques designed to achieve those objectives.

FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund's investment objective and the following fundamental investment limitations can not be changed in any material way without the approval of a majority of the Fund's shares. For these purposes, a "majority" means the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or
(ii) more than 50% of the outstanding voting securities of the Fund.

    DIVERSIFICATION. With respect to 75% of the Fund's total assets, the Fund may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    INDUSTRY CONCENTRATION. A Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    BORROWING. A Fund may not borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

    LOANS. A Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
(b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.

    UNDERWRITING. A Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

    REAL ESTATE. A Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    COMMODITIES. A Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

    SENIOR SECURITIES. A Fund may not issue senior securities to the extent such issuance would violate applicable law.

    The above mentioned investment limitations are considered at the time investment securities are purchased.

INVESTMENT TECHNIQUES

    LENDING PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Government Bond Fund may lend its portfolio securities to broker-dealers and other financial institutions, to a maximum of 10% of the value of its net assets at the time of the most recent loan. Such loans must be callable at any time and continuously secured by cash collateral equal at all times to at least 102% of the market value of the securities loaned, including accrued interest.

    The market value of the securities loaned shall be monitored daily, and the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral. Cash collateral shall be invested in short-term instruments that are sufficiently liquid to provide for repayment upon demand (such as bank letters of credit, U.S. Government Obligations, or other cash equivalents). Cash or instruments collateralizing the Fund's loans of securities will be segregated and maintained at all times with SM&R, the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. The Government Bond Fund will receive amounts equal to earned income for having made the loan.

    The Government Bond Fund will be the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Government Bond Fund and its shareholders. Thus, when a loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a broker-dealer or other financial institution, the Government Bond Fund will take into account the creditworthiness of such borrower and will monitor such creditworthiness on an ongoing basis inasmuch as default by the other party may cause delays or other collection difficulties. The Government Bond Fund may pay placing brokers' fees in connection with loans of its portfolio securities.

    In lending its portfolio securities, the Government Bond Fund is subject to the risk that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In that event, the borrower may fail to return the loaned securities while the cash collateral is insufficient to purchase the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Government Bond Fund would be an unsecured creditor with respect to such shortage and might not be able to recover any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

    The Government Bond Fund will not lend securities to broker-dealers affiliated with SM&R. This restriction will not affect the ability of the Fund to maximize its securities lending opportunities.

    U.S. TREASURY SECURITIES. Each Fund may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct or implied obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). These U.S. Government Obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations. In addition, obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank may be satisfied only by the individual credit of the issuing agency. Investments in Freddie Mac, and Fannie Mae and other obligations may include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits issued or guaranteed by such entities.

    In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Company must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

    MORTGAGE-BACKED U.S. GOVERNMENT OBLIGATIONS. The Government Bond Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.

    The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Government Bond Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Government Bond Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Government Bond Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Government Bond Fund at a premium would result in capital losses.

    INFLATION-INDEXED BONDS. The Government Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

    If the periodic adjustment rate measuring inflation falls, the principal value of inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

    The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility the fund may be forced to liquidate positions when it would not be advantageous to do so.

    Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

    COLLATERALIZED OBLIGATIONS. The Government Bond Fund and the Money Market Fund each may invest a portion of its assets in collateralized mortgage obligations or "CMOs" issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government Obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

    The Government Bond Fund and the Money Market Fund will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

    Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

    The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the Government Bond Fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

    MORTGAGE PASS-THROUGH SECURITIES. Additionally, the Government Bond Fund may invest in mortgage pass-through securities that do not contain government guarantees. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the entities creating the mortgage pools. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Government Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

    OTHER ASSET-BACKED SECURITIES. It is expected that new types of asset-backed securities (unrelated to mortgage loans) may be available for investment in the future and may be purchased by the funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, such as home equity loan receivables. Traditional home equity loans (HELs) are very similar to residential mortgages which pass through principal payments (or amortize) over a time period. Generally these securities have maturities of 10 to 20 years, which is modestly shorter than a traditional 30-year first mortgage. Although some HELs evidence a first lien on the underlying property, usually a first mortgage is in place concurrently with a HEL. Another asset-backed security is a home equity line of credit (HELOC), which is a line of credit extended to a property owner that can be drawn upon, and paid down and then re-drawn upon until the line's final maturity. This revolving feature results in HELOC cash flows looking very similar to credit card cash flows. As with other pass-through securities, an investor's return may be affected by early prepayment of principal on the underlying loan.

    Consistent with the Government Bond Fund's investment objectives and policies, the portfolio manager may invest in other types of asset-backed securities.

    MUNICIPAL SECURITIES. The Tax Free Fund intends under normal market conditions to invest at least 80% of its net assets in municipal securities.

    As used in the Prospectuses and this Statement of Additional Information, the term "municipal securities" means obligations including municipal bonds and notes and tax exempt commercial paper issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Tax Free Fund or any of the investment restrictions to which the Tax Free Fund is subject, the Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of SM&R, will contribute to the attainment of the Fund's investment objective. Such combination of municipal securities may vary from time to time. Discussed below are the major attributes of the various municipal and other securities in which the Tax Free Fund may invest.

    Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

    GENERAL OBLIGATION BONDS -- Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    REVENUE BONDS -- The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    Industrial Development Bonds are, in most cases, revenue bonds and are issued for or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facilities user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Tax Free Fund will purchase Industrial Revenue Development Bonds only to the extent the interest paid is tax-exempt pursuant to the Tax Reform Act of 1986, which limited the types of facilities that may be financed with tax-exempt industrial development and private activity bonds.

    Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

    TAX ANTICIPATION NOTES ("TANS") -- TANS are issued to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    REVENUE ANTICIPATION NOTES ("RANS") -- RANS are in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

    BOND ANTICIPATION NOTES ("BANS") -- BANS are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

    CONSTRUCTION LOAN NOTES -- Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

    TAX-EXEMPT COMMERCIAL PAPER (SHORT-TERM DISCOUNT NOTES) -- Tax Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

    Variable or Floating Rate Demand Notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index. The Tax Free Fund will decide which variable or floating rate demand instruments it will purchase in accordance with procedures prescribed by the Board to minimize credit risks. Any VRDN must be of high quality as determined by SM&R and subject to review by the Board with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument.

    Defeased bonds or escrow secured bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from Moody's and S&P. The Tax Free Fund will purchase escrow secured bonds without additional insurance only when the escrow is invested in U.S. government securities backed by the full faith and credit of the U.S. government.

    Insured bonds are secured by the issuer's revenues and also are backed by insurance policies written by commercial insurance companies. Issuers of municipal bonds enter into a contractual agreement with an insurance company to pay the bondholder any principal and interest that is due on a stated maturity date which has not been paid by the issuer. Once issued, this default insurance usually extends for the term of the issue and cannot be canceled by the insurance company. The bondholder who has not received payments for principal or interest on the stated due dates for the insured bond must notify the insurance company and surrender any unpaid bonds and coupons for payment of the face amount of the insured principal and interest. The commercial insurance companies represent some of the largest and financially strongest insurance companies in the United States.

    Although insured municipal bonds sell at yields lower than they would without the insurance, they tend to have yields higher than Aaa/AAA-rated noninsured municipal bonds.

    In addition, other types of municipal securities similar to the above described municipal bonds and municipal notes are, or may become available. For the purpose of the Company's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by the adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

    RISKS RELATING TO MUNICIPAL SECURITIES. There can be no assurance that the Tax Free Fund will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, Standard & Poor's, and Fitch represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for such regulation in the future.

    The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

    Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

    In addition, Congress could enact tax legislation such as a flat tax rate that would make tax-free bonds less desirable to investors seeking ways to reduce taxable income. If that were to occur, it could cause the value of the securities to drop.

    TAXABLE SECURITIES. Each Fund, except the Tax Free Fund, invests primarily in securities the income from which (either in the form of dividends or interest) is taxable as ordinary income. Under normal market conditions, the Tax Free Fund may invest up to 20% of its net assets in taxable securities, and may invest a greater percentage of its net assets in taxable securities under extraordinary circumstances as a temporary defensive measure.

    Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Tax Free Fund are restricted to:

    U.S. Government Obligations, which consist of obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

    Corporate Debt Securities which at the date of the investment are rated A or higher by Moody's, Standard & Poor's, or Fitch.

    Commercial Paper which at the date of the investment is rated P-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's and Standard & Poor's.

    Bank Obligations, which include certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have a capital, surplus and undivided profits of $1 billion as of the date of their most recently published financial statements (See "Certificate of Deposits" below).

    REPURCHASE AGREEMENTS. Each Fund may enter into "repurchase agreements" with banks or with government securities dealers, recognized by the Federal Reserve Board and which have been approved by the Board. Under a repurchase agreement, the Fund will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Fund's holding period. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In these transactions, the securities purchased shall have an initial total value in excess of the value of the repurchase agreement.

    The custodian for a Fund purchasing such repurchase agreement will hold the securities underlying such repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. If the seller defaults or becomes insolvent, the Fund could realize delays, costs or a loss in asserting its rights to, or in liquidating, the collateral in satisfaction of the seller's repurchase agreement. The Funds will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Funds may enter into such repurchase agreements. Such arrangements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Fund will purchase repurchase agreements maturing more than seven (7) days after such purchase.

    RATINGS. If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the adviser will consider any such event in determining whether the Fund should continue to hold the security. Any security held by the Tax Free Fund which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Government Bond Fund and Tax Free Fund each may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, generally no payment is made by the Fund to the issuer and no interest accrues to the Fund. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions.

    Because the Government Bond Fund and Tax Free Fund each relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete a transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Government Bond Fund or Tax Free Fund is the buyer in such transactions, however, it will maintain, in a segregated account with its custodian, cash, short-term money market instruments, high quality debt securities or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Government Bond Fund or Tax Free Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Government Bond Fund's or Tax Free Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent either Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

    FOREIGN DEBT SECURITIES. The Government Bond Fund may invest up to 5% of its assets in debt obligations of foreign corporations or financial institutions, such as Yankee Bonds and Eurodollar Bonds. Yankee Bonds are U.S. dollar-denominated obligations of foreign issuers that are issued in the United States. Eurodollar Bonds are U.S. dollar-denominated obligations of U.S. or foreign issuers that are traded outside the U.S., primarily in Europe.

    Yankee Bonds involve certain risks associated with investing in a foreign issuer. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the remittance of amounts due the Fund, lack of comparable publicly-available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and difficulty in enforcing claims against foreign issuers in the event of default. Eurodollar Bonds are subject to the same risks as domestic issues, in particular, credit risk, market risk and liquidity risk. Eurodollar Bonds also are subject to sovereign risk, including the risk that a foreign government might prevent dollar-denominated funds from leaving the country. Eurodollar Bonds that are issued by foreign issuers are subject to the same risks as Yankee Bonds.

    ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund's net assets could be adversely affected.

    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER. If otherwise consistent with its investment objective and policies, a Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

    Any such security may be determined to be LIQUID under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.

    CERTAIN INVESTMENT GRADE OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

    The Money Market Fund may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

    FOREIGN RISK FACTORS. Obligations of foreign branches of U.S. banks are subject to somewhat different risks than those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of U.S. banks and U.S. branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Such obligations are not traded on any national securities exchange. While the

Primary Fund does not presently invest in obligations of foreign branches of United States banks, it may do so in the future. Investments in such obligations will not be made in excess of 10% of the Primary Fund's total assets and will be made only when SM&R believes the risks described above are minimal.

    MONEY MARKET FUND INVESTMENTS. Pursuant to the 1940 Act, the Money Market Fund may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

    - A security with a remaining maturity of 397 calendar days or less ("Short-term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

    - A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

    If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Fund currently does not intend to invest in unrated securities.

    SM&R has the responsibility of determining that each investment by the Money Market Fund presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its Short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and the SM&R's familiarity with the issuer.

    The Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided, however, that the Fund will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio Maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Fund's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

    The Money Market Fund will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that
(1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or
(4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security.

    Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Fund has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Fund may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Fund has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and
(2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.

                               PORTFOLIO TURNOVER

    Portfolio turnover is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of a Fund's portfolio securities, excluding securities whose maturities at the time of purchase are one (1) year or less. It is intended that portfolio changes in the Government Bond Fund and Tax Free Fund be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune.

    The portfolio turnover rates for the Funds for past three fiscal years are as follows:

                                         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                      AUGUST 31, 1997    AUGUST 31, 1998    AUGUST 31, 1999
                                      ----------------   ----------------   ----------------
Government Bond Fund................        9.06%             32.71%             22.86%
Tax Free Fund.......................       22.15%             12.77%              5.09%
Primary Fund........................           0%                 0%             30.47%

    A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Fund and its shareholders must bear such higher expenses. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

    A significant increase in bond yields early in calendar year 1996 provided an opportunity to restructure the Government Bond Fund. Bonds with high coupons and short maturities and calls were sold with the proceeds invested in bonds with similar coupons and longer maturities. Another opportunity to restructure occurred in mid-calendar year 1998, when investors appeared to strongly prefer Treasury securities over all other fixed income securities. Agency and Treasury securities with lower yields and shorter maturities were sold and the proceeds were invested in agency and corporate issues with higher yields and longer maturities.

                           MANAGEMENT OF THE COMPANY

    The Board of Directors has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Company who are responsible for administering day-to-day operations of the Company.

    Information about each of the officers and directors of the Company is set forth below. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Company, as defined in the 1940 Act, are indicated by an asterisk(*).

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE          WITH THE COMPANY                DURING PAST 5 YEARS
----------------------       ----------------------  ------------------------------------------
Ernest S. Barratt, Ph.D.(1)  Director                Marie B. Gale Centennial Professor in
Age 74                                               Psychiatry Professor and Chief,
Department of Psychiatry                             Psychodiagnostic Service and Cognitive
and Behavioral Sciences,                             Neuroscopic Laboratory, Department of
University of Texas Medical                          Psychiatry and Behavioral Sciences,
Branch,                                              University of Texas Medical Branch, a
Galveston, Texas 77555-0189                          medical school and hospital system, 1962
                                                     to present; Director of American National
                                                     Investment Accounts, Inc. ("Investment
                                                     Accounts"), another investment company
                                                     advised by SM&R, 1990 to present.

Michael W. McCroskey*        Director and President  President, Chief Executive Officer,
Age 56                                               Director and member of the Executive
                                                     Committee of SM&R, June 1994 to present;
                                                     President and Director of the Company,
                                                     June 1994 to present; President and
                                                     Director of SM&R Growth Fund, Inc., SM&R
                                                     Equity Income Fund, Inc., and SM&R
                                                     Balanced Fund, Inc. (the "SM&R Equity
                                                     Funds"), each an investment company
                                                     advised by SM&R, June 1994 to present;
                                                     President and Director of Investment
                                                     Accounts, June 1994 to present; Executive
                                                     Vice President, American National, 1971 to
                                                     present; Vice President of Standard Life
                                                     and Accident Insurance Company, 1988 to
                                                     present; Assistant Secretary of American
                                                     National Life Insurance Company of Texas,
                                                     1986 to present, Vice President,
                                                     Investments of American National Property
                                                     and Casualty Company, 1994 to present;
                                                     Vice President, Pacific Property and
                                                     Casualty, 1996 to present, life, health
                                                     and accident insurance companies in the
                                                     American National Family of Companies;
                                                     Vice President, Garden State Life
                                                     Insurance Company, 1994 to present;
                                                     President and Director, ANREM Corporation,
                                                     1977 to present; President and Director of
                                                     ANTAC Corporation, 1995 to present;
                                                     Director, Comprehensive Investment
                                                     Services, Inc. since 1997.

Allan W. Matthews*(1)(2)     Director                Program Officer, The Moody Foundation (a
Age 34                                               charitable foundation), April 1991 to
7114 Youpon                                          present; Director of Investments Accounts,
Galveston, Texas 77551                               1997 to present.

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE          WITH THE COMPANY                DURING PAST 5 YEARS
----------------------       ----------------------  ------------------------------------------
Lea McLeod Matthews*(2)      Director                Communications Consultant, Texas
Age 37                                               Association of School Boards, 1999 to
#8 Kern Ramble                                       present; Publications Editor, National
Austin, Texas 78722                                  Western Life Insurance Co., 1990 to 1999;
                                                     Associate in Customer Service Designation
                                                     (ACS); Director of Investment Accounts,
                                                     1994 to present; Director of Garden State
                                                     Life Insurance Company, 1993 to present;
                                                     Director of Kids Exchange of Austin (a
                                                     non-profit corporation), 1996 to 1998;
                                                     Consultant to Austin Writers League.

Ann McLeod Moody*(2)         Director                Director of Moody Gardens, Inc., 1994 to
Age 62                                               present; Director of Bank of Galveston,
5 Colony Park Drive                                  National Association, 1989 to present;
Galveston, Texas 77551                               Director of The Westcap Corporation, 1990
                                                     to present; Director of Seal Fleet, Inc.,
                                                     1972 to 1996; Director of Investments
                                                     Accounts, 1997 to present.

Edwin K. Nolan(1)            Director                Investor and Attorney, Law Offices,
Age 56                                               Edwin K. Nolan, P. C., Canyon Lake,
1271 Jonas Drive                                     Texas, 1977 to present; Director/Owner,
Canyon Lake, Texas 78133                             Canyon Lake Aviation, Inc. (Aviation
                                                     Service), Canyon Lake, Texas, 1986 to
                                                     present; Director/Owner, Canyon Lake
                                                     Airport, Inc. (Airport), Canyon Lake,
                                                     Texas, 1985 to 1995; Director, Hancock
                                                     Mini Mart, Inc., 1995 to present; Director
                                                     of Investments Accounts, 1997 to present.

Robert V. Shattuck, Jr.      Director                Attorney, Law Offices of Robert V.
Age 58                                               Shattuck, Jr., Galveston, Texas, 1986 to
1013 23rd Street                                     present; Director of Investments Accounts,
Galveston, Texas 77550                               1997 to present.

Jamie G. Williams            Director                Academic Language Therapist and
Age 53                                               Educational Consultant, 1974 to present;
3328 Stanford                                        Director of The Learning Therapist
Dallas, Texas 75225                                  Graduate Certificate Program, 1986 to
                                                     1995; Adult Assessment Clinic and
                                                     Adolescent Academic Development Programs,
                                                     Division of Evening, Summer and Continuing
                                                     Studies, Southern Methodist University,
                                                     1994 to 1995; Adjunct Instructor in
                                                     Department of Psychology, Dedman College,
                                                     Southern Methodist University, 1988 to
                                                     1995; Director of Investments Accounts,
                                                     1997 to present.

Frank P. Williamson          Director                Retired Owner of Professional Pharmacy,
Age 67                                               1964 to 1998; Director of Investments
301 Barracuda                                        Accounts, 1997 to present.
Galveston, Texas 77550

Emerson V. Unger, C.L.U.     Vice President          Vice President of SM&R and the SM&R Equity
Age 53                                               Funds since 1983; and Vice President of
                                                     the Investment Accounts since 1991.

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE          WITH THE COMPANY                DURING PAST 5 YEARS
----------------------       ----------------------  ------------------------------------------
Brenda T. Koelemay - Vice    Vice President and      Vice President and Treasurer of SM&R, the
President and Treasurer      Treasurer               SM&R Equity Funds, and Investment Accounts
Age 45                                               since 1992; Treasurer of Comprehensive
                                                     Investment Services, Inc. since 1997;
                                                     Senior Manager, KPMG Peat Marwick LLP,
                                                     July 1980 to April 1992.

Teresa E. Axelson            Vice President and      Vice President and Secretary of SM&R and
Age 52                       Secretary               the SM&R Equity Funds since 1983; Vice
                                                     President and Secretary of the Investment
                                                     Accounts since 1991.

Terry E. Frank               Vice President and      Vice President and Portfolio Manager of
Age 44                       Portfolio Manager       the Government Bond Fund, Tax Free Fund,
                                                     Primary Fund and Money Market Fund and
                                                     member of the Fixed Income Investment
                                                     Committee of SM&R since 1991; Former
                                                     research analyst, Equitable Investment
                                                     Services, Des Moines, Iowa; Former
                                                     securities analyst, Gibraltar Savings
                                                     Association, Houston, Texas; Former Senior
                                                     Money Market Trader, American Capital
                                                     Asset Management, Houston, Texas.

------------------------

*   "Interested persons" as defined by the 1940 Act.

(1) Member of the Company's audit committee.

(2) Mr. Matthews and Ms. Matthews are children of Mrs. Ann McLeod Moody.

                           REMUNERATION OF DIRECTORS

    Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee meeting attended. Each director receives a fee, allocated among the Funds, which consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1999 for each director of the Company.

                                                                                     TOTAL
                                                   PENSION OR                     COMPENSATION
                                                   RETIREMENT                      FROM FUNDS
                                                    BENEFITS       ESTIMATED       MANAGED BY
                                   AGGREGATE       ACCRUED AS       ANNUAL        SM&R (INCL.
                                  COMPENSATION    PART OF FUND   BENEFITS UPON     ONE OTHER
DIRECTOR                          FROM COMPANY      EXPENSES      RETIREMENT         FUND)
--------                         --------------   ------------   -------------   --------------
Ernest S. Barratt, Ph.D........      $4,000           None           None            $8,000
Allan W. Matthews..............      $4,000           None           None            $8,000
Lea McLeod Matthews............      $4,000           None           None            $8,000
Michael W. McCroskey...........      $    0           None           None            $    0
Ann McLeod Moody...............      $4,000           None           None            $8,000
Edwin K. Nolan.................      $4,000           None           None            $8,000
Robert V. Shattuck, Jr.........      $4,000           None           None            $8,000
Jamie G. Williams..............      $4,000           None           None            $8,000
Frank P. Williamson............      $4,000           None           None            $8,000

    Directors of the Company who are affiliated with SM&R receive no compensation for attendance at Board or committee meetings. No officer receives compensation from the Company. Officers and directors of the Company affiliated with SM&R may, however, receive indirect compensation from the Company to the extent the Company pays underwriting commissions and investment advisory and service fees to SM&R. During the year ended August 31, 1999, the Company paid or accrued approximately $36,356 to directors for fees and expenses in attending meetings of the Board.

    Directors, officers, full-time employees, and other affiliated persons of the Company, SM&R, or American National may purchase Class T shares of the Government Bond and Tax Free Funds at net asset value per share without the imposition of any sales charge. (For more information, see "Eligible Purchasers of Class T Shares" and "Sales Charge Reductions and Waivers" in the Prospectus for Class T shares.) The difference between the price at which these shares are sold to public and the price at which these shares are sold to directors and affiliated persons arises because SM&R does not pay commissions on sales of shares to these types of purchasers.

                      POLICY REGARDING PERSONAL INVESTING

    The following policies have been made a part of the Company's Code of Ethics.

    A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

    (1) Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer;

    (2) Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security;

    (3) Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held; and

    (4) Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

    Furthermore, portfolio managers are prohibited from acquiring any security of an initial public offering and must receive prior written approval from SM&R's Chief Executive Officer before investing in any private placement securities.

            PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES

    Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of December 1, 1999, the officers and directors of the Company as a group owned less than 1% the outstanding shares of the Company and of each Fund. As of December 1, 1999, SM&R and its parent, American National Insurance Company ("American National"), a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550, owned the following:

                            % OF            % OF            % OF            % OF            % OF
                         OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING
                        SHARES OF THE   SHARES OF THE   SHARES OF THE   SHARES OF THE   SHARES OF THE
                         GOVERNMENT       TAX FREE         PRIMARY          MONEY        COMPANY (AS
                          BOND FUND         FUND            FUND         MARKET FUND      A WHOLE)
                        -------------   -------------   -------------   -------------   -------------
American National....        32.32%          60.54%          71.88%           2.29%          51.76%
SM&R.................        22.56%          11.77%           0.05%           9.10%           3.75%

Any person who owns directly or indirectly more than 25% of the outstanding voting securities of the Company or a fund is presumed by the Investment Company Act of 1940 to "control" the Company or the fund, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Company or a fund generally would be able to cast the deciding vote. By virtue of their stock ownership, SM&R and American National control the Company's operations, including the ability to make changes in the fundamental investment objectives and restrictions of each fund of the Company, as well as the ability to increase investment advisory fees, notwithstanding other shareholders' votes to the contrary.

                         CONTROL AND MANAGEMENT OF SM&R

    SM&R has been the investment adviser, manager and underwriter of the Company since the Company began business in 1992. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of the Company. SM&R is also the investment adviser and underwriter of the SM&R Equity Funds and Investment Accounts. SM&R's address is that of the Company.

    SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices in Galveston, Texas. As of December 1, 1999, the Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owned approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owned approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R also is investment adviser to the SM&R Equity Funds, which are three other registered investment companies, Investment Accounts, which is an investment company used to fund benefits under contracts issued by American National and for The Moody National Bank of Galveston (the "Bank"), a national bank. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

    The Bank is trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling shareholder. As of December 1, 1999, the Three R Trusts, trusts established by RLM for the benefit of his children, owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's directors) and 47.5% of its Class A Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Company, the other American National Funds, Investment Accounts and SM&R.

    The following persons are affiliated with the Company and SM&R in the specified capacities:

    - Michael W. McCroskey, President and Director of the Company, is also President, Chief Executive Officer, Director and a member of the Executive Committee of

      SM&R, and President and Director of the SM&R Equity Funds and Investment Accounts;

    - Emerson V. Unger, Vice President of the Company, is also Vice President of SM&R and Vice President of the SM&R Equity Funds and Investment Accounts;

    - Teresa E. Axelson, Vice President, Secretary of the Company, is also Vice President and Secretary of SM&R, Investment Accounts, and the SM&R Equity Funds;

    - Brenda T. Koelemay, Vice President and Treasurer of the Company, is also Vice President and Treasurer of SM&R, the Investment Accounts and the SM&R Equity Funds;

    - Terry E. Frank is Vice President and Portfolio Manager of the Government Bond Fund, Tax Free Fund, Primary Fund and Money Market Fund and a member of the Fixed Income Investment Committee.

                         INVESTMENT ADVISORY AGREEMENT

    Under Investment Advisory Agreements (each, an "Advisory Agreement") between the Company and SM&R dated February 19, 1992 for the Government Bond Fund and Primary Fund, July 1, 1993 for the Tax Free Fund, and November 19, 1998 for the Money Market Fund, SM&R acts as investment adviser for and provides certain investment-related administrative services to the Funds.

    As investment adviser, SM&R manages the investment and reinvestment of the Company's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Company investment programs. All investments are reviewed quarterly by the Board to determine whether or not such investments are within the policies, objectives and restrictions of the Company.

    Each Advisory Agreement continues in effect from year to year with respect to a Fund so long as such continuance is specifically approved at least annually by the Board or by a vote of majority of the outstanding voting securities of the Fund, and in either case by the specific approval of a majority of the directors who are not parties to such Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon 60 days written notice to the other party. Each Advisory Agreement terminates automatically in the event of its assignment, as such term is defined in the 1940 Act.

INVESTMENT ADVISORY FEE

    Under its Advisory Agreements with the Company, SM&R receives the following investment advisory fees:

    GOVERNMENT BOND FUND AND TAX FREE FUND--A monthly investment advisory fee computed by applying to the average daily net asset value of the Government Bond Fund and the Tax Free Fund each month one-twelfth (1/12th) of the annual rate as follows:

               ON THE PORTION OF EACH FUND'S                  INVESTMENT ADVISORY
                  AVERAGE DAILY NET ASSETS                      FEE ANNUAL RATE
               -----------------------------                  -------------------
Not exceeding $100,000,000..................................         0.50%
Exceeding $100,000,000 but not exceeding $300,000,000.......         0.45%
Exceeding $300,000,000......................................         0.40%

    PRIMARY FUND AND MONEY MARKET FUND--An investment advisory fee, computed and paid monthly, at the annual rate of 0.25% of the Money Market Fund's and 0.50% of the Primary Fund's average daily net asset value.

    For the past three fiscal years, SM&R received investment advisory fees from each Fund as follows:

                                       ADVISORY FEES      ADVISORY FEES      ADVISORY FEES
                                        FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                           ENDED              ENDED              ENDED
                                      AUGUST 31, 1997    AUGUST 31, 1998    AUGUST 31, 1999
                                      ----------------   ----------------   ----------------
Government Bond Fund................      $113,231           $120,397           $120,644
Tax Free Fund.......................      $ 50,224           $ 53,102           $ 57,794
Primary Fund........................      $176,167           $174,328           $167,289
Money Market Fund...................           N/A                N/A           $  7,237
                                                                                --------
Company Total.......................      $339,622           $347,827           $352,964

                        ADMINISTRATIVE SERVICE AGREEMENT

    Under an Administrative Service Agreement between the Company and SM&R dated July 1, 1993, as amended on November 19, 1998 (the "Administrative Agreement"), SM&R provides all non-investment related management, executive, administrative and operational services to the Company. Pursuant to the Administrative Agreement, SM&R also acts as transfer agent for the Funds' authorized and issued shares and as dividend disbursing agent.

    In its capacity as administrator under the Administrative Agreement, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Company. SM&R's duties as administrator include, among other things: administering the Company's affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by the Company.

    In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreement, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

EXPENSES BORNE BY THE COMPANY

    Pursuant to the Administrative Agreement, the Company pays other Company expenses, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, Securities and Exchange Commission fees, Service Fees, Distribution Fees, fees of the Custodian (see "The Custodian" herein), auditing and legal expenses, fees and expenses of qualifying Company shares for sale and maintaining such qualifications under the various state securities laws where Company shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

ADMINISTRATIVE SERVICE FEE

    Under the Administrative Agreement, SM&R receives a management and administrative service fee from each Fund which is computed by applying to the aggregate average daily net asset value of each Fund, each month one-twelfth (1/12th) of the annual rate as follows:

                                                              ADMINISTRATIVE
               ON THE PORTION OF EACH FUND'S                      SERVICE
                  AVERAGE DAILY NET ASSETS                    FEE ANNUAL RATE
               -----------------------------                  ---------------
Not exceeding $100,000,000..................................       0.25%
Exceeding $100,000,000 but not exceeding $200,000,000.......       0.20%
Exceeding $200,000,000 but not exceeding $300,000,000.......       0.15%
Exceeding $300,000,000......................................       0.10%

    Under the Administrative Agreement with the Company, SM&R has agreed to pay (or to reimburse each Fund for) each Fund's expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, and any other fees allocated to all classes of shares of a Fund based on average daily net assets, but exclusive of interest, taxes, the Service Fee, the Distribution Fee, commissions and other expenses incidental to portfolio transactions and any other class-specific expenses) in excess of 1.25% per year of such Fund's (0.50% for the Money Market Fund) average daily net assets.

FEE WAIVERS

    In order to improve the yield and total return of a Fund, SM&R may, from time to time, voluntarily waive or reduce all or any portion of its advisory fee, administrative fee and/or assume certain or all expenses of that Fund while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. SM&R may rescind fee waivers and/or reductions, other than those stated in the Administrative Agreement, at any time without notice to investors. SM&R has voluntarily agreed to reimburse expenses incurred by the Government Bond, Primary and Tax Free Funds to the extent that total expenses exceed average daily net assets as follows: Primary Fund--0.80% and the Government Bond Fund--1.00% and Tax Free--0.75%.

    During the years ended August 31, 1999, 1998, and 1997, SM&R reimbursed the Company a total of $191,425, $116,461, and $162,949, respectively for expenses of the Funds in excess of the expense limitation and/or any undertaking then in existence. SM&R reimbursed expenses for each Fund during these periods as follows: $25,950, $0, and $15,547, respectively, for the Government Bond Fund; $57,794, $53,102, and $73,202, respectively for the Tax Free Fund; $85,317,
$63,359, and $74,200, respectively, for the Primary Fund. During these periods, and $22,364 for the Money Market Fund which commenced operations on January 1, 1999.

    The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee. For the years ended August 31, 1999, 1998, and 1997, SM&R received administrative service fees as follows.

                                                    1997       1998       1999
                                                  --------   --------   --------
Administrative Service Fees for the Company.....  $169,811   $173,914   $178,880
Administrative Service Fees for each Fund:
  Government Bond Fund..........................  $ 56,616   $ 60,199   $ 60,332
  Tax Free Fund.................................  $ 25,112   $ 26,551   $ 28,666
  Primary Fund..................................  $ 88,083   $ 87,164   $ 83,645
  Money Market Fund.............................       N/A        N/A   $  7,237

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    SM&R, which supervises the Company's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Company's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Company in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R continuously evaluates the brokerage fees paid by each Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

    Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information may be used by SM&R in connection with the Company. While SM&R is able to fulfill its obligation to the Company without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the SM&R Equity Funds, Investment Accounts and to American National and its other accounts.

    SM&R will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Funds pay higher than the lowest commission rates available.

    During the years ended August 31, 1999, 1998, and 1997, the Company paid no brokerage fees for transactions in portfolio securities. No brokerage commissions have been paid during the three most recent fiscal years to:
(i) any broker that is an affiliated person of the Company or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Company or SM&R.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, the Company may give consideration to sales of shares of the Company as a factor in the selection of brokers and dealers to execute Company portfolio transactions.

    If purchases or sales of securities of the Fund and one or more other investment companies or clients managed by SM&R are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by SM&R, taking into account the respective sizes of the Fund and such other investment companies and clients and the amount of securities to be purchased or sold.

    The Board has determined that such ability to effect simultaneous transactions may be in the best interests of each Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by each Fund, while in other cases these practices could produce better executions.

                           DESCRIPTION OF FUND SHARES

SHARES OF BENEFICIAL INTEREST

    The Company's authorized capital stock consists of six billion (6,000,000,000) shares of common stock with a par value of $0.01 per share, issuable in separate series. Currently four such series have been established--the Government Bond Fund, the Tax Free Fund, the Primary Fund, and the Money Market Fund. The Government Bond Fund and the Tax Free Fund (the "Multi-Class Funds") are each divided into six Classes of shares of common stock designated as:

    - Class T (existing shareholders and certain designated persons)

    - Class A (front-end load)

    - Class B (back-end load)

    - Class C (level load)

    - Class J

    - Class Y (institutional shareholders)

    The Primary Fund and Money Market Fund do not have separate classes (that is, each is a "Single-Class Fund").

    The Company designates its capital stock as shares of the Funds. Each Fund is, for investment purposes, considered a separate investment fund. The shares of each Fund, when issued, will be fully paid and non-assessable, will have no conversion, preemptive, or other subscription rights, and will be freely transferable and redeemable. Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company.

    Each share of capital stock represents an interest in the assets of a particular Fund and has no interest in the assets of any other Fund. Shares of a Fund are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Fund is entitled to an equal portion of all the assets of that Fund after all debts and expenses have been paid.

    Each Class of shares of a Multi-Class Fund represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and its proportionate share of the general liabilities of that Fund. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution (12b-1) fees of that Class and any Class-specific expenses. Class B and Class C shares are subject to higher distribution fees, which will cause such Classes to have a higher expense ratio and pay lower dividends than the Class A shares.

    Each Fund bears its proportionate share of the Company's general expenses not susceptible of direct allocation. Such general expenses include the Company's organizational expenses, directors' fees and joint fidelity bonds, which are pro-rated based on the relative amount of each fund's assets, and prospectus and shareholder report expenses, which are pro-rated based on the relative number of each fund's shareholders. Organizational expenses for the Tax Free Fund and the Money Market Fund were paid by the adviser.

VOTING RIGHTS

    Within the respective Funds, all shares have equal voting, participation, and liquidation rights, but do not have cumulative voting rights. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

    On certain matters, such as the election of directors, all shares of each Fund vote together, with each share having one vote. On other matters affecting a particular Fund, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Fund are entitled to vote, and a majority of the shares of that Fund are required for approval of the proposal. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class are required for approval of the proposal.

INITIAL CAPITAL CONTRIBUTIONS

    Prior to the Company's offering of any shares to investors, SM&R provided the Company with initial capital by purchasing 100,000 shares of the Primary Fund at a purchase price of $1.00 per share and 10,000 shares of the Government Bond Fund at a purchase price of $10.00 per share. In addition, SM&R purchased an additional 190,000 shares of the Government Bond Fund at a purchase price of $10.00 per share, and American National purchased 400,000 shares of the Government Bond Fund at a price of $10.00 per share. Such additional shares of the Government Bond Fund were acquired by SM&R and American National in connection with the formation of the Company, were acquired for investment and can be disposed of only by redemption.

    The Tax Free Fund initial capital was provided by SM&R through the purchase of 10,000 shares at a price of $10.00 per share. In addition, SM&R purchased an additional 90,000 shares and American National purchased 500,000 shares at a price of $10.00 per share. These additional shares were acquired by SM&R and American National in connection with the formation of the Fund for investment and can only be disposed of by redemption.

    Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Fund are large enough that such redemption will not have a material adverse effect upon investment performance.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

    Certificates representing shares purchased are not issued. Investors have the same ownership rights with respect to shares purchased as if certificates had been issued. A confirmation will be sent to the investor promptly after each share purchase.

    All purchases must be in (or payable in) U.S. dollars. All checks must be drawn in U.S. dollars on a U.S. bank. Investors will be subject to a service charge on dishonored checks. The Company reserves the right to reject any order for the purchase of its shares when in the judgment of management such rejection is in the best interests of the Company.

DETERMINATION OF NET ASSET VALUE

    GOVERNMENT BOND FUND AND TAX FREE FUND. The net asset value per share for each Class of the Government Bond and Tax Free Funds is determined by adding the market value of the portfolio securities and other assets of that Class (including dividends accrued but not collected), subtracting liabilities of that Class (including accrued expenses), and dividing the result by the number of shares outstanding of the relevant Class. Net asset value is currently determined as of 3:00 p.m. Central Time on each day that the New York Stock Exchange is open for trading. Although the legal rights of the

Classes of a Fund are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.

    Expenses and fees of each such Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Company are valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board on a consistent basis.

    PRIMARY FUND. The net asset value per share of the Primary Fund is determined by adding the market value of its portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of such Fund's shares outstanding. Expenses of the Primary Fund, if any, are accrued daily and taken into account in determining the net asset value. The portfolio securities of the Primary Fund are valued as of 3:00 p.m. Central Time on each day that the New York Exchange is open for trading. Securities listed on national exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of the Company on a consistent basis.

    Securities subject to floating or variable interest rates with demand features in compliance with applicable Rules of the Securities and Exchange Commission may have stated maturities in excess of one year.

    MONEY MARKET FUND. The Money Market Fund values all of its securities using the amortized cost valuation method, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The other Funds use the amortized cost method only for valuing debt securities having maturities of 60 days or less.

    During periods of declining interest rates, the daily yield on shares of the Money Market Fund may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of the Money Market Fund's instruments based upon amortized cost is subject to the Fund's adherence to certain conditions with respect to its operation. The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having a remaining maturity of one year or less, and invest only in securities that the Board determines to be of high quality with minimal credit risks.

    Pursuant to the rules of the Securities and Exchange Commission, the Money Market Fund follows procedures established by the Board that are designed to stabilize, to the extent reasonably possible, the Money Market Fund's net asset value at $1.00 per share. There can be no assurance that the Money Market Fund will at all times be able to maintain a continuous $1.00 net asset value per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 per share amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action shall be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Where the Board believes the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it shall cause the Money Market Fund to take such action as it deems appropriate to eliminate or to reduce to the extent reasonably practicable such dilution or unfair results, which may include: redeeming of shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses; shortening the Fund's average maturity; or withholding dividends.

DETERMINATION OF OFFERING PRICE

    Shares of the Money Market Fund and the Primary Fund are offered at net asset value without the imposition of any sales charge on purchases or redemptions.

    Full and fractional shares of the Government Bond Fund and Tax Free Fund are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus any applicable sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in League City, Texas prior to 3:00 p.m., Central Time, on any day that the New

York Stock Exchange is open for trading, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next day that the New York Stock Exchange is open for trading.

    CLASS T SHARES (EXISTING SHAREHOLDERS). The offering price of the Class T Shares of the Government Bond Fund and Tax Free Fund is the net asset value per share plus an initial sales charge of up to 4.5% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $100,000), you pay reduced sales charges. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Sales Charge Reductions and Waivers" in the Class T Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.

    The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable, (expressed as a percentage of the offering price) shown in the following table:

                                                                       DISCOUNT TO SELECTED
                               SALES CHARGE AS A   SALES CHARGE AS A       DEALERS AS A
                                 PERCENTAGE OF     PERCENTAGE OF NET      PERCENTAGE OF
AMOUNT OF INVESTMENT            OFFERING PRICE      AMOUNT INVESTED      OFFERING PRICE*
--------------------           -----------------   -----------------   --------------------
Less than $100,000...........         4.5%                4.7%                 4.0%
$100,000 but less than
  $250,000...................         3.5%                3.6%                 3.0%
$250,000 but less than
  $500,000...................         2.5%                2.6%                2.25%
$500,000 and over............         None                None                 None

 * For Class T shares (as well as for shares of the Primary and Money Market Funds), SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

    CLASS A SHARES (FRONT-END LOAD). Class A shares are subject to an initial sales charge of up to 4.75% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Sales Charge Reductions and Waivers" in the Prospectuses. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the net asset value on redemptions within 13 months of purchase.

    The offering price of Class A shares is the next determined net asset value plus a sales charge (expressed as a percentage of the offering price) shown in the following table:

                                                                       DISCOUNT TO SELECTED
                               SALES CHARGE AS A   SALES CHARGE AS A       DEALERS AS A
                                 PERCENTAGE OF     PERCENTAGE OF NET      PERCENTAGE OF
AMOUNT OF INVESTMENT            OFFERING PRICE      AMOUNT INVESTED       OFFERING PRICE
--------------------           -----------------   -----------------   --------------------
Less than $50,000............        4.75%                4.9%                4.25%
$50,000 but less than
  $100,000...................         4.5%                4.7%                 4.0%
$100,000 but less than
  $250,000...................         3.5%                3.6%                 3.0%
$250,000 but less than
  $500,000...................         2.5%                2.6%                2.25%
$500,000 but less than
  $1,000,000.................         1.5%                1.5%                1.25%
$1,000,000 and over*.........         None**              None                 None

 * For Class A shares (as well as for shares of the Primary and Money Market Funds), SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

** Subject to a CDSC of 1.00% of the net asset value on shares redeemed within 13 months of purchase.

CLASS B SHARES (BACK-END LOAD).

    An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 3.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within four years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.

    Class B shares are sold at net asset value subject to a contingent deferred sales charge (expressed as a percentage of the net asset value) shown in the following table:

                                                   CONTINGENT DEFERRED SALES CHARGE
                                                (AS A PERCENTAGE OF NET ASSET VALUE AT
YEARS SINCE PURCHASE                           THE TIME OF PURCHASE, WHICHEVER IS LESS)
--------------------                           ----------------------------------------
Year 1.......................................                         3%
Year 2.......................................                         2%
Year 3.......................................                         1%
Year 4+......................................                         0%

    If the net asset value of shares being redeemed has increased above the initial purchase price, no CDSC is imposed on amounts attributable to such increase in net asset value. No CDSC is assessed on shares derived from reinvestment of dividends or capital gain distributions. The Company will minimize any applicable CDSC payable by assuming that an investor (i) first redeems Class B shares owned through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

    Each Class B share converts automatically to Class A shares of equal dollar value after the investor has owned Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also will convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are not subject to an ongoing Distribution Fee. If an investor converts Class B shares of a Multi-Class Fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

    CLASS C SHARES (LEVEL LOAD). The Multi-Class Funds offer Class C shares at their respective net asset value plus an initial sales charge of 1.00% of the offering price. A contingent deferred sales charge of 1.00% is also assessed on redemptions of Class C shares during the first thirteen months after purchase. Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net asset value of the Class C shares.

    CLASS Y SHARES. Class Y shares are no-load shares of the Multi-Class Funds offered through certain financial intermediaries (such as broker-dealers and investment advisers) that have distribution agreements with SM&R. Class Y shares are available to institutions and certain other investors, as described in the Prospectus for the Class Y shares. Like the Single Class shares, Class Y shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions or any distribution and service ("12b-1") fees. Accordingly, the Offering Price for Class Y shares of each Multi-Class Fund is that Class' net asset value.

    CLASS J SHARES. Class J shares of the Multi-Class Funds are offered through mutual fund "supermarkets" that have distribution agreements with SM&R. Like the Single Class shares, Class J shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions. Accordingly, the Offering Price for Class J shares of each Multi-Class Fund is that Class' net asset value. Class J shares are subject to an annual 12b-1 fee of .75% of the average daily net asset value of the Class J shares.

REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

    DISCOUNTS THROUGH CONCURRENT PURCHASES. Investors may qualify for a reduced sales charge on Class T shares or Class A shares. To qualify, the investor may combine concurrent purchases of Class T and Class A shares of a Multi-Class Fund and the Class T and Class A shares of another Multi-Class Fund at the respective sales charges applicable to each.

    Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

    (1) Any individual

    (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children

    (3) A trustee or fiduciary of a single trust estate or single fiduciary account

    (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code

    (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code

    Purchases in connection with employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

    DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class T or Class A shares of a fund managed by SM&R, on which you paid a front-end sales load, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested to achieve quantities eligible for discount.

    LETTER OF INTENT. You may qualify immediately for a reduced sales charge the Letter of Intent section of the Account Application. Shareholders may qualify for a reduced sales charge on purchases of Class T shares and Class A shares of funds managed by SM&R by completing a Letter of Intent (See "Letter of Intent" in the Prospectuses). A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another fund and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13-month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty days after the date notice thereof has been mailed to such investor.

    A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

    The offering value of the shares of funds managed by SM&R currently owned, and previously subject to a front-end sales load, may also be included in the aggregate amount of an investment covered by a Letter of Intent.

    For example, if an investor owns shares of the Government Bond Fund, the Tax Free Fund or shares of one or more SM&R Equity Funds currently valued at $80,000 and intends to invest $25,000 over the next thirteen months in the Government Bond Fund and/or the Tax Free Fund, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase, or the Government Bond Fund or the Tax Free Fund to sell, the full amount of shares specified.

    WAIVER OF CLASS A AND CLASS T INITIAL SALES CHARGE FOR SPECIAL PURCHASERS. After receipt of written request by SM&R, Class A and Class T shares of the Government Bond Fund and the Tax Free Fund may be purchased by certain purchasers designated in the Class T and Class A Prospectuses at net asset value per share without the imposition of any sales charge.

REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGE (CLASS B SHARES)

    The CDSC will be waived on the following redemptions of Class B shares:

    (1) 12% FREE AMOUNT. The CDSC will be waived on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan (amounts not subject to a CDSC, such as appreciation and reinvested dividends, are withdrawn first).

    (2) DEATH OR DISABILITY. The CDSC will be waived on redemptions of Class B shares following the shareholder's death or disability, so long as:

       (a) the disability began after the shares were purchased;

       (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or disability;

       (c) the redemptions are made within one year following death or initial determination of disability; and

       (d) the shares were held at the time of death or initial determination of disability.

        For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

    (3) MINIMUM REQUIRED DISTRIBUTIONS. The CDSC will be waived on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:

       (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participants or beneficiary's account value;

       (b) tax-free rollovers or transfers of assets to another IRA,
           Section 403(b) plan, Section 457 plan, or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;

       (c) tax-free returns of excess contributions or returns of excess deferral amounts; and

       (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

    (4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (accounts with a value less than $500).

    (5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

FUND AND CLASS EXPENSES

    Expenses that are directly attributable to a particular Class of shares ("Class Expenses") will be borne solely by that Class. Class expenses include:

    (1) asset-based distribution fees and shareholder service fees;

    (2) transfer agency fees attributable to a particular Class;

    (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class;

    (4) state and federal registration fees incurred by a specific Class;

    (5) litigation and other legal expenses relating to a particular Class;

    (6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class;

    (7) accounting, audit, and tax expenses relating to a specific Class;

    (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and

    (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.

    Class Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Company's assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Multi-Class Fund.

    All direct sales expenses for the Primary Fund and the Money Market Fund, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by those Funds.

                  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

    The Company adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares of the Government Bond Fund and the Tax Free Fund (as defined above, the "Multi-Class Funds"). The 12b-1 Plan provides that SM&R will provide distribution and/or shareholder services to the Class A, Class B, Class C, and Class J shares of the Multi-Class Funds (the "12b-1 Classes").

    For each 12b-1 Class and regardless of actual expenses, SM&R is entitled to receive a Distribution Fee and/or Service Fee, as applicable, computed as an annual percentage of the value of the average daily net assets of the Multi-Class Fund attributable to that Class, as follows:

                                                  DISTRIBUTION   SERVICE    TOTAL 12B-1
CLASS                                                 FEE          FEE          FEE
-----                                             ------------   --------   -----------
Class T Shares: Existing Shareholders...........    -0-           -0-         -0-
Class A Shares: Front-End Load..................     0.25%        -0-          0.25%
Class B Shares: Back-End Load (CDSC)............     0.50%        0.25%        0.75%
Class C Shares: Level Load......................     0.75%        0.25%        1.00%
Class J Shares: Network.........................     0.75%        -0-          0.75%
Class Y Shares: Institutional...................    -0-           -0-         -0-

(1) The Distribution Fee and/or Service Fee, as applicable, to be paid under the 12b-1 Plan will be calculated daily (as a percentage of average daily net assets) and paid periodically.

    The purpose of the Distribution Fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of shares of the 12b-1 Classes, for services that are primarily intended to result in or primarily attributable to the sale of the 12b-1 Classes ("Selling Services"). The purpose of the Service Fee is to compensate SM&R, or enable SM&R to compensate other persons, for providing ongoing servicing to shareholders of the Funds ("Shareholder Services").

    "Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in 12b-1 Classes; and distributing shares of the 12b-1 Classes. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the 12b-1 Classes. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the 12b-1 Classes, and may make payments to financial intermediaries that sell shares of the 12b-1 Classes. "Shareholder Services" include all forms of shareholder liaison services that SM&R deems appropriate, including maintaining shareholder accounts, providing shareholder liaison services, responding to customer inquiries, and providing shareholders with information on their investments and about the 12b-1 Classes.

    The 12b-1 Plan, and any related agreement, continues in effect with respect to a 12b-1 Class only if such continuance is specifically approved at least annually by either the Board or the shareholders of that 12b-1 Class and, in either case, by a majority vote of those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in such agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or the related agreement. The 12b-1 Plan may be terminated with respect to any 12b-1 Class at any time, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant Class.

    Any distribution and shareholder services agreement related to the 12b-1 Plan terminates automatically upon its assignment. Moreover, with respect to each 12b-1 Class of a Multi-Class Fund, any distribution and shareholder services agreement related to that 12b-1 Class may be terminated at any time, without the payment of any penalty, (1) by the Board or by a vote of the 12b-1 Class' outstanding shareholders, on 60 days written notice to SM&R, or (2) by SM&R, on 60 days written notice to the Company.

    The 12b-1 Plan provides that it may not be amended with respect to any 12b-1 Class of a Multi-Class Fund to increase materially the amount of the fees described in such Plan without approval of the shareholders of the relevant Class. All material amendments to the Plan also must be approved by the Board in the manner described above and in the 12b-1 Plan.

    In each year during which this Plan remains in effect with respect to a 12b-1 Class, SM&R (and any other person authorized to direct the disposition of monies paid or payable by the relevant Fund pursuant to the Plan or any related agreement) will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports complying with the requirements of Rule 12b-1, which set out the amounts expended under this Plan and the purposes for which those expenditures were made. The obligations of the Company and each Fund under the 12b-1 Plan will not be binding upon any of the directors, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company and the relevant Funds or Funds, as provided in the Company's Articles of Incorporation.

    For the period from January 1, 1999 to August 31, 1999, the various classes of the Funds paid 12b-1 fees as follows:

                                        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                        --------------   --------------   --------------
Government Bond.......................       $ 30             $ 28             $28
Tax Free Fund.........................        155              229              97

    An estimate by category of the allocation of actual fees paid by the Funds under the Class A Plan for the period January 1, 1999 to August 31, 1999, was as follows:

                                                     PRINTING AND   COMPENSATION TO
                                                       MAILING      SALES PERSONNEL
                                                     ------------   ---------------
Government Bond....................................      $ 30              $0
Tax Free Fund......................................       155               0

    An estimate by category of the allocation of actual fees paid by the Funds under the Class B Plan for the period January 1, 1999 to August 31, 1999, was as follows:

                                                     PRINTING AND   COMPENSATION TO
                                                       MAILING      SALES PERSONNEL
                                                     ------------   ---------------
Government Bond....................................      $ 24             $ 4
Tax Free Fund......................................       179              50

    An estimate by category of the allocation of actual fees paid by the Funds under the Class C Plan for the period January 1, 1999 to August 31, 1999, was as follows:

                                                     PRINTING AND   COMPENSATION TO
                                                       MAILING      SALES PERSONNEL
                                                     ------------   ---------------
Government Bond....................................       $25             $ 3
Tax Free Fund......................................        69              28

    The Primary Fund and Money Market Fund shares do not pay 12b-1 fees. Additionally, Class Y of the Government Bond Fund and Tax Free Fund do not pay 12b-1 fees. Shares of Class J of the Government Bond Fund and Tax Free Fund have not been sold.

                             SPECIAL PURCHASE PLANS

AUTOMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFERS

    Classes A, B and C provide a convenient, voluntary method of purchasing their shares through "Automatic Investment Plan." Classes A, B, C, T and Y allow for the use of the "Electronic Transfers." These plans are referred to as a "Plan" or "Plans." The principal purposes of such Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and, in the case of the Government Bond Fund and the Tax Free Fund, to employ the principle of dollar cost averaging described below. INVESTORS SHOULD BE AWARE THAT ANY APPLICABLE SALES CHARGE WILL APPLY TO PURCHASES MADE THROUGH A PLAN.

    By acquiring shares of the Government Bond Fund and the Tax Free Fund on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost averaging will not protect against loss in a declining market, as a loss will result if the Plan is discontinued when the market value is less than cost.

    A Plan may be opened by indicating an intention to invest $20 or more (per individual) in the Government Bond Fund or the Tax Free Fund or $100 or more in the Primary Fund or Money Market Fund monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

    An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than $500 in the Government Bond Fund or the Tax Free Fund or $1,000 in the Primary Fund or Money Market Fund.

GROUP SYSTEMATIC INVESTMENT PLAN

    A Group Systematic Investment Plan is available for purchases of Class A, Class B or Class C shares. This Plan provides employers and employees with a convenient means for purchasing shares of the Company under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The plan may be started with an initial cash investment of $100 ($20 per individual) in the Government Bond Fund or the Tax Free Fund or $1,000 in the Primary Fund or Money Market Fund for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the applicable Fund at net asset value (plus a sales charge, if applicable). Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments in the amount of $20 must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan and Electronic Transfer Service" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days' prior written notice.

EXCHANGE PRIVILEGE

    You may make exchanges, without charge, between corresponding classes of shares of funds managed by SM&R on terms described in the Prospectuses.

    You may exchange shares you own in the Primary Fund for shares of the Money Market Fund and vice versa.

    You also may exchange your Class A, B, T, Y, and J shares for shares of the Primary and Money Market Fund, subject to two conditions:

    - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A shares and 3 years in the case of Class B shares), and

    - you meet any minimum investment requirement for the shares you wish to acquire.

    You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

    You may exchange shares you own in the Primary or Money Market Fund for Class A, T, Y, and J shares of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

    We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investments TWICE. If the exchanged shares were acquired through reinvestment of dividends or capital gains distributions while in a Class that imposes a front-end sales charge, we deem amounts invested in those shares to have previously paid a sales charge for purposes of the exchange privilege.

    For example, assume you purchase Class T shares of the Government Bond Fund. You then exchange all your Class T shares (including shares acquired through reinvestment of dividends and capital gains distributions) for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class T shares of the Tax Free Fund. We would not impose any sales charge upon re-exchange into Class T shares because you previously paid a sales charge on amounts invested in those shares.

    Shares of any fund held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

    The exchange privilege does not give an investor the option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the Funds. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

    The minimum number of shares of a Fund that may be exchanged is the number of shares of the Fund that have a net asset value on the date of such exchange that is equal to the minimum initial or subsequent investment, as the case may be, of the Fund or SM&R Equity Funds into which the exchange is being made.

                                   REDEMPTION

    Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Company's agent for such purpose. Such requests must be duly executed by each registered owner, must be accompanied by certificates endorsed for transfer (if certificates have been issued), and must contain a signature guarantee. The signature guarantee carries with it certain statutory warranties relied upon by the transfer agent. This guarantee is designed to protect the investor, the funds, SM&R, and its representatives through the signature verification of each investor wishing to redeem or exchange shares.

    Signatures may be guaranteed by an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions generally include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions, national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

    No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $50,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Redemptions may also be requested by telephone, see "HOW TO REDEEM" in the Shareholder's Guide. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Any applicable CDSC must be paid upon redemption.

    Shares are redeemed at the net asset value per share next computed after the request and certificates issued prior to January 1, 1999, if any, are received in "Good Order" as set forth above. Any applicable CDSC must be paid at the time of redemption. (See "Important Facts About Redeeming" in the Shareholder's Guide). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the portfolio value of the Fund being redeemed and the applicable CDSC.

    Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

    At various times the Company may be requested to redeem shares for which it has not yet received good payment for prior purchases of Company shares. Accordingly, proceeds of the Company will not be paid until good payment has been received which could be as much as ten (10) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.

    The right of redemption is subject to suspension and payment therefor postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by the Company of its securities is not reasonably practicable or it is not reasonably practicable for the Company to fairly determine the value of its net assets; or for such other periods as the Commission has by order permitted such suspension for the protection of the Company's security holders.

    The Company has made an election under the 1940 Act to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Company at the beginning of such period. The Company may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

                                     TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

    Each fund is treated as a separate entity for federal income tax purposes. The Company has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that the Company will be required to pay federal income taxes.

    In order to qualify as a regulated investment company, each Fund of the Company must meet several requirements. These requirements include the following: (1) at least

90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and
(b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses.

    In addition, each Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its taxable years. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Fund's available earnings and profits.

EXCISE TAX

    In order to avoid federal excise taxes, each Fund is required to distribute to its shareholders at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending on October 31 (in addition to undistributed amounts from the prior year). The Funds intend to declare and pay sufficient dividends in a manner that will comply with such distribution requirements but can give no assurances that their distributions will be sufficient to eliminate all such excise taxes.

DISTRIBUTIONS OF INVESTMENT INCOME AND CAPITAL GAINS

    For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from a fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned such fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.

    Distributions which are declared in October, November, or December and paid to shareholders in January of the following year will be treated for tax purposes as if they had been received by the shareholders on December 31 of the year in which they were declared.

    At the end of each calendar year, the Company will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local tax laws to these distributions and redemption proceeds received from the Company.

    Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met within the fund. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of the distributions may be exempt from corporate income or franchise taxes.

    Dividends paid by the Tax Free Fund that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross income for federal income tax purposes if the fund satisfies certain quarterly asset percentage requirements. To the extent that the Tax Free Fund invests in bonds, the interest on which is a specific tax preference item for federal income tax purposes ("AMT-Subject Bonds"), any exempt-interest dividends derived from interest on AMT-Subject bonds will be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum income tax. Current federal tax law limits the types and volume of securities qualifying for the federal income tax exemption of interest and may also affect the availability of municipal obligations for investment by the fund and the value of the fund's portfolio.

    Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Company.

REDEMPTION OF FUND SHARES

    Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law generally requires that shareholders recognize a gain or loss in an amount equal to the difference between the amount received by the shareholder and the shareholder's tax basis. If the fund shares are held as a capital asset, the shareholder will realize capital gain or loss and if the shares have been held for more than one year at the time of the redemption or exchange, the shareholder will realize long term gain or loss for federal income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any long-term capital gains distributed to the shareholder on those shares. In addition, all or a portion of any loss realized upon the redemption of fund shares will be disallowed to the extent the shareholder buys other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. (Any loss disallowed under this rule will be added to the shareholder's tax basis in the new fund shares acquired during such period.)

    Shareholders of the Tax Free Fund should be careful about redeeming shares immediately prior to the record date of an exempt-interest dividend because the redemption may cause the shareholder to realize a taxable gain even though a portion of the redemption proceeds may represent a pro rata share of tax exempt interest earned by the fund. In addition, a loss on the sale or redemption of shares held by the shareholder of the Tax Free Fund for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholder with respect to those shares.

BACKUP WITHHOLDING

    The Company may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the account application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Company that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

NON-U.S. INVESTORS

    Ordinary dividends generally will be subject to U.S. income tax withholding. The non-U.S. investor's home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions and exchanges of fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. Non-U.S. investors may wish to contact their tax advisors to determine the U.S. and non-U.S. tax consequences of an investment in the Funds.

IMPORTANT: The Company reserves the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value, upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

                           SYSTEMATIC WITHDRAWAL PLAN

    As described in the Prospectuses under "Systematic Withdrawal Plan," the Fund have a Systematic Withdrawal Plan pursuant to which shareholders having an account value of $5,000 or more ($50,000 or more for Class Y) to automatically withdraw a minimum of $50 monthly or quarterly. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Government Bond Fund or the Tax Free Fund because of the sales charge or CDSC (as applicable) involved in additional purchases. A shareholder should carefully consider such purchases and contact his or her financial adviser regarding their advisability.

    A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Fund's shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the 1st of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

    The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on
(1) redemption of a fixed number of shares at monthly or quarterly intervals, or
(2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

    No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Fund without penalty.

    Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, each Fund of the Company will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Company and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Company although such practice is not prohibited.

                                THE UNDERWRITER

    SM&R serves as principal underwriter of the shares of all Funds of the Company pursuant to an Underwriting Agreement dated July 1, 1993, as amended on November 19, 1998 (the "Underwriting Agreement"). Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the 1940
Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of the Company in accordance with such procedures at a meeting held on August 19, 1999. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Company, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the 1940 Act).

    As principal underwriter, SM&R continuously offers and sells shares of each Fund of the Company through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value thereof.

    Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of the SM&R Family of Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

    The Sales Charge allowance to broker-dealers for those classes with a front-end sales charge is as follows:

PERCENTAGE                                              CLASS T    CLASS A    CLASS C
----------                                              --------   --------   --------
Net Amount Invested
  Maximum.............................................    4.7%       4.9%      1.01%
  Minimum.............................................    0.0%       0.0%       0.0%
Public Offering Price
  Maximum.............................................    4.0%      4.25%      0.99%
  Minimum.............................................    0.0%       0.0%       0.0%

    For certain large purchases, SM&R intends to pay its representatives and broker-dealers from its own profits and resources. The amount (expressed as a per annum percentage of the amount invested) which SM&R might pay such representatives and broker-dealers is as follows for Class T shares of the Government Income and Tax Free Funds: Year 1 -- 0.35%; Year 2 -- 0.25% and Year 3 and subsequent years, 0.075% (for each fund). For Primary Fund shares, SM&R may pay representatives and broker-dealers as follows: Year 1 and Year 2 -- 0.10% and Year 3 and subsequent years, 0.075%.

    The aggregate amount of sales charge received by SM&R for periods ending August 31st:

                                      1997             1998             1999
                                 --------------   --------------   --------------
Total Amount Sales Charge
  Received.....................     $29,337          $30,387          $37,262
Amount Retained by SM&R........      $3,000           $2,038           $2,390
Amount Reallowed to Dealers....  Less than $500   Less than $500   Less than $500

                                   CUSTODIAN

    The cash and securities of the Company are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas, pursuant to a Custodian Agreement dated July 1, 1993. The Custodian holds and administers the Company's cash and securities as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Company and is based upon and varies with the number, type, and amount of transactions conducted by the Custodian.

    SM&R, as custodian, will hold and administer the Company's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

    SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas, is the transfer agent and dividend paying agent for the Company pursuant to the Administrative Agreement. A discussion of SM&R's duties as transfer agent is set forth above under "Administrative Service Agreement."

                                    COUNSEL

    The Company's General Counsel is Greer, Herz & Adams, L.L.P. 18th Floor, One Moody Plaza, Galveston, Texas 77550.

                       AUDITORS AND FINANCIAL STATEMENTS

    Tait, Weller & Baker ("TWB"), 8 Penn Center, Philadelphia, PA 19103, served as the Company's independent auditors for the year ending August 31, 1998. Prior to the year ending August 31, 1998, the Company's financial statements were audited by KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002 ("KPMG").

    The Board appointed TWB to serve as the independent auditors to the Company for the year ended August 31, 1998. Shareholders of the Company ratified the selection of TWB at a meeting of the Shareholders held on May 28, 1998. Due to a concern over a potential conflict of interest, KPMG resigned as auditors to the Company on December 15, 1997. For the year ended August 31, 1997, and up to the date of resignation of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent auditors' report on the 1997 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of TWB and KPMG has advised the Company that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in the Company.

    The Company's audited financial statements for the year ended August 31, 1999, and the Independent Auditors' Report of TWB dated October 1, 1999, are included herein.

                        PERFORMANCE AND ADVERTISING DATA

    Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

    Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements will disclose the maximum sales charge to which investments in shares of that Fund may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. An investor should keep in mind when reviewing performance that past performance of a fund is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

    With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this Statement of Additional Information with the substitution of net asset value for the public offering price.

    Sales literature referring to the use of the Company or any of its Funds as a potential investment for Individual Retirement Accounts ("IRAs"), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

    The Company's annual report contains additional performance information and will be made available to you upon request and without charge.

    MONEY MARKET FUND--YIELD

    The Money Market Fund will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Fund's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the dividend obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

    The Money Market Fund's effective yield for a specified seven-calendar-day period is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts; (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then (4) compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)TO THE POWER OF 356/7]-1. The resulting yield figure is carried to the nearest hundredth of one percent.

    The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

    Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type investments in the Money Market Fund's portfolio. Neither principal or interest is insured or guaranteed.

    NON-MONEY MARKET FUNDS--YIELD

    For the 30-day period ended September 30, 1999, the standardized yield for the Primary Fund is 4.99%. Standardized yield for the Primary Fund is computed by dividing the Fund's investment income (in accordance with specific standardized rules) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. The 30-day yield figure is calculated for each class of each Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:

Yield  =    2[(a-b + 1)TO THE POWER OF 6-1]
              ------
               cd

Where:

    a = dividends and interest earned during the period.

    b = expenses accrued for the period (net of reimbursement).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d = the maximum offering price per share on the last day of the period.

    For the purpose of determining the interest earned (variable a in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

    Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

    Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

    TOTAL RETURN

    Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

    The average annual total returns for the Funds for the periods ended August 31, 1999 are:

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING
AUGUST 31, 1999)                             PAST ONE YEAR   PAST 5 YEARS   7-DAY YIELD
----------------------------                 -------------   ------------   -----------
SM&R Government Bond Fund (Class T)........      (3.78)%        5.54%            --
SM&R Primary Fund..........................       4.75%         4.99%            --
SM&R Tax Free Fund (Class T)...............      (4.75)%        5.22%            --
SM&R Money Market Fund.....................         --            --           4.92%

The average annual total return figures for the Funds are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                        P(1 + T)TO THE POWER OF n = ERV

Where P    =    a hypothetical initial payment of $1,000;
      T    =    average annual total return;
      n    =    number of years; and
      ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at
                the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming the maximum sales load and reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.

    YIELD AND TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCES.

    A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Fund.

MULTI-CLASS PERFORMANCE

    The Multi-Class Funds converted from a single-class to a multi-class structure. That single class of shares was converted to Class T Shares, effective December 31, 1998. Existing shareholders as of December 31, 1998 became shareholders in Class T.

    The performance calculations for the classes of the Multi-Class Funds, other than the Class T Shares, and any classes that might be created after the Class T Shares, may be stated so as to include the performance of the Fund's Class T Shares. For these purposes, the inception of the Class T Shares is the inception of the Fund. Generally, performance of the Class T Shares will not be restated to reflect the expenses or expense ratio of another class. For example, the inception of performance for the Class A Shares will be deemed to be the inception date of the Class T Shares and the performance of the Class T Shares (based on the Class T Shares' actual expenses) from the inception of Class T Shares to the inception of Class A Shares will be deemed to be the performance of the Class A Shares for that period. For standardized total return calculations, the current maximum initial sales load Class A Shares would be used in determining the total return of Class A Shares as if assessed at the inception of Class T Shares.

                              PERFORMANCE MEASURES

    To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements and other materials regarding the Company or any of its Funds may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

    DOW JONES COMPOSITE AVERAGE OR ITS COMPONENT AVERAGES--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

    STANDARD & POOR'S 500 STOCK INDEX OR ITS COMPONENT INDICES--an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

    LIPPER--MUTUAL FUND PERFORMANCE ANALYSIS AND LIPPER--FIXED INCOME FUND PERFORMANCE ANALYSIS--measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    CDA MUTUAL FUND REPORT, PUBLISHED BY CDA INVESTMENT
TECHNOLOGIES, INC.--analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    MUTUAL FUND SOURCE BOOK, PUBLISHED BY MORNINGSTAR, INC.--analyzes price, yield, risk and total return for equity funds.

    FINANCIAL PUBLICATIONS: THE WALL STREET JOURNAL AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES--provide performance statistics over specified time periods.

    CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), PUBLISHED BY THE U.S. BUREAU OF LABOR STATISTICS--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    SALOMON BROTHERS BROAD BOND INDEX OR ITS COMPONENT INDICES--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee Bonds.

    STANDARD & POOR'S BOND INDICES--measures yield and price of Corporate, Municipal, and Government bonds.

    SHEARSON LEHMAN BROTHERS AGGREGATE BOND INDEX OR ITS COMPONENT INDICES--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage and Yankee Bonds.

    SHEARSON LEHMAN BROTHERS MUNICIPAL BOND INDEX (SLMBI) OR ITS COMPONENT INDICES--SLMBI measures yield, price and total return for the municipal bond market.

    BOND BUYER'S 20-BOND INDEX--an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

    BOND BUYER'S 30-BOND INDEX--an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

    HISTORICAL DATA supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill, Lynch, Pierce, Fenner & Smith, Lehman Bros. and Bloomberg, L.P.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of any Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by any Fund to calculate its figures. In addition there can be no assurance that any series of the Company will continue this performance as compared to such other averages.

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND

                                                             INTEREST/
                                                  MATURITY    STATED        FACE
COMMERCIAL PAPER                                    DATE      RATE(%)      AMOUNT        VALUE
GOVERNMENT AGENCIES--3.79%
Federal Home Loan Bank                            09/10/99     4.920     $  222,000   $   221,724
Federal Home Loan Mortgage Corporation            09/03/99     5.170        181,000       180,948
Federal Home Loan Mortgage Corporation            10/08/99     5.120        100,000        99,472
Federal National Mortgage Association             09/27/99     5.150        119,000       118,555
Federal National Mortgage Association             10/15/99     5.130        100,000        99,371
Federal National Mortgage Association             10/25/99     5.350        169,000       167,643
                                                                                      -----------
                                                      TOTAL COMMERCIAL PAPER--3.79%
                                                                    (Cost $887,713)       887,713
                                                                                      -----------
CORPORATE BONDS
AUTO & TRUCK MANUFACTURERS--4.02%
General Motors Corporation                        05/01/08     6.375      1,000,000       942,172
BANKS--4.00%
Chase Manhattan Corporation                       02/15/08     6.375      1,000,000       939,102
COMMUNICATION EQUIPMENT--2.22%
Tele-Communications, Incorporated                 01/15/03     8.250        500,000       521,010
FINANCIAL SERVICES--17.04%
Bear Stearns Companies, Incorporated              03/30/03     6.200        175,000       169,033
CNA Financial Corporation                         01/15/08     6.450      1,000,000       923,180
Household Finance Corporation                     06/17/08     6.400      1,000,000       931,264
Morgan Stanley, Dean Witter & Discover            03/01/07     6.875      1,000,000       970,139
Salomon, Incorporated                             03/01/00     6.500      1,000,000     1,002,653
                                                                                      -----------
                                                                                        3,996,269
MEDICAL SERVICES--4.28%
Aetna Services, Incorporated                      08/15/36     6.970      1,000,000     1,004,748
                                                                                      -----------
                                                      TOTAL CORPORATE BONDS--31.56%
                                                                  (Cost $7,814,826)     7,403,301
                                                                                      -----------
U S GOVERNMENT AGENCY AND
U S GOVERNMENT SECURITIES
U S GOVERNMENT AGENCY SECURITIES--60.77%
Federal Home Loan Bank                            08/05/04     7.380      1,000,000     1,031,576
Federal Home Loan Bank                            08/19/04     7.570      1,000,000     1,039,798
Federal Home Loan Bank                            10/25/05     6.230        150,000       146,907
Federal Home Loan Mortgage Corporation            08/01/05     6.750        165,000       165,976
Federal Home Loan Mortgage Corporation            09/15/06     7.000        162,289       163,370
Federal Home Loan Mortgage Corporation            03/15/07     7.000        861,999       864,784
Federal Home Loan Mortgage Corporation            09/15/07     7.000      1,000,000       999,420
Federal Home Loan Mortgage Corporation            08/15/08     7.000      1,600,000     1,601,600
Federal National Mortgage Association             02/11/02     7.500      1,585,000     1,627,846
Federal National Mortgage Association             04/22/02     7.550        200,000       205,891
Federal National Mortgage Association             09/12/05     6.550        100,000        99,596
Federal National Mortgage Association             02/02/07     7.500        500,000       489,126
Federal National Mortgage Association             04/10/07     7.700        300,000       296,549

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND, CONTINUED

                                                             INTEREST/
U S GOVERNMENT AGENCY AND                         MATURITY    STATED        FACE
U S GOVERNMENT SECURITIES                           DATE      RATE(%)      AMOUNT        VALUE
Federal National Mortgage Association             07/25/07     7.000     $1,000,000   $ 1,001,340
Federal National Mortgage Association             03/16/09     6.320        250,000       235,437
Federal National Mortgage Association             04/29/09     6.500      1,000,000       945,894
Federal National Mortgage Association             05/18/09     6.500      1,500,000     1,454,820
Federal National Mortgage Association             11/18/15     6.350        706,187       706,053
Tennessee Valley Authority                        12/15/17     6.250        300,000       278,648
Vende                                             09/15/15     6.500        906,285       898,472
                                                                                      -----------
                                                                                       14,253,103
U S GOVERNMENT SECURITIES--2.50%
U S Treasury Bonds                                02/15/26     6.000        500,000       475,312
U S Treasury Bonds                                08/15/28     5.500        125,000       111,680
                                                                                      -----------
                                                                                          586,992
                                                                                      -----------
                  TOTAL U S GOVERNMENT AGENCY and U S GOVERNMENT SECURITIES--63.27%
                                                                 (Cost $14,786,143)    14,840,095
                                                                                      -----------
                                                          TOTAL INVESTMENTS--98.62%
                                                                 (Cost $23,488,682)    23,131,109
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--1.38%       324,579
                                                                                      -----------
                                                          TOTAL NET ASSETS--100.00%   $23,455,688
                                                                                      ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND

ASSETS
Investment in securities, at value                            $ 23,131,109
Cash                                                                31,853
Prepaid expenses                                                    22,887
Receivable from investment advisor                                  10,931
Receivable for:
  Capital stock sold                                                18,571
  Interest                                                         238,602
  Expense reimbursement                                             29,076
Other assets                                                         2,782
                                                              ------------
                                                TOTAL ASSETS    23,485,811
                                                              ------------
LIABILITIES
  Capital stock reacquired                                           1,290
  Distribution payable                                               4,139
Accrued:
  Investment advisory fee                                           10,286
  Service fee                                                        5,143
Other liabilities                                                    9,265
                                                              ------------
                                           TOTAL LIABILITIES        30,123
                                                              ------------
               NET ASSETS (applicable to shares outstanding)  $ 23,455,688
                                                              ============
NET ASSETS:
Class A                                                       $     68,792
--------------------------------------------------------------------------
Class B                                                       $      7,743
--------------------------------------------------------------------------
Class C                                                       $     11,022
--------------------------------------------------------------------------
Class T                                                       $ 23,368,131
--------------------------------------------------------------------------
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                   100,000,000
  Outstanding                                                        6,747
--------------------------------------------------------------------------
Class B:
  Authorized                                                   100,000,000
  Outstanding                                                          762
--------------------------------------------------------------------------
Class C:
  Authorized                                                   100,000,000
  Outstanding                                                        1,086
--------------------------------------------------------------------------
Class T:
  Authorized                                                    23,000,000
  Outstanding                                                    2,313,314
--------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $      10.20
  Offering price per share: (Net Assets value of $10.20 /
   95.25%)                                                    $      10.71
--------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                $      10.16
--------------------------------------------------------------------------
Class C:
  Net asset value and redemption price per share              $      10.15
  Offering price per share: (Net Assets value of $10.15 /
   99.00%)                                                    $      10.25
--------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share              $      10.10
  Offering price per share: (Net Assets value of $10.10 /
   95.5%)                                                     $      10.58
--------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  For Year Ended August 31, 1999
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND

INVESTMENT INCOME
Interest                                                       $ 1,589,424
EXPENSES
Investment advisory fees                                           120,664
Service fees                                                        60,332
Professional fees                                                   12,586
Custody and transaction fees                                        15,707
Directors' fees                                                      9,828
Qualification fees                                                  17,315
Shareholder reporting expenses                                      28,828
Insurance expenses                                                   2,159
Distribution Fees                                                       86
Other                                                                  167
                                                               -----------
                                              TOTAL EXPENSES       267,672
                                    LESS EXPENSES REIMBURSED       (25,950)
                                                               -----------
                                                NET EXPENSES       241,722
                                                               -----------
INVESTMENT INCOME--NET                                           1,347,702
                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                  45,700
  Change in unrealized depreciation of investments for the
   year                                                         (1,198,180)
                                                               -----------
NET LOSS ON INVESTMENTS                                         (1,152,480)
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $   195,222
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED AUGUST 31,
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $ 1,347,702    $ 1,457,183
  Net realized gain on investments                                 45,700        103,599
  Change in unrealized appreciation (depreciation)             (1,198,180)       340,609
                                                              -----------    -----------
  Net increase in net assets resulting from operations            195,222      1,901,391
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                          (651)            --
    Class B                                                          (209)            --
    Class C                                                          (131)            --
    Class T                                                    (1,346,738)    (1,500,708)
                                                              -----------    -----------
    Total distributions to shareholders                        (1,347,729)    (1,500,708)
CAPITAL SHARE TRANSACTIONS - NET
    Class A                                                        69,763             --
    Class B                                                         8,079             --
    Class C                                                        11,131             --
    Class T                                                       537,687       (102,449)
                                                              -----------    -----------
    Total net capital share transactions                          626,660       (102,449)
                                                              -----------    -----------
TOTAL INCREASE (DECREASE)                                        (525,847)       298,234
NET ASSETS
  Beginning of Year                                            23,981,535     23,683,301
                                                              -----------    -----------
  End of Year                                                 $23,455,688    $23,981,535
                                                              ===========    ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

GOVERNMENT BOND FUND

                                                                                CLASS T SHARES
                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------------------
                                                       1999           1998           1997           1996           1995
                                                   ------------   ------------   ------------   ------------   ------------
      Net Asset Value, Beginning of Year           $ 10.60        $ 10.42        $ 10.14        $ 10.51        $ 10.07
      Investment income--net                          0.59           0.64           0.67           0.65           0.70
      Net realized and unrealized gain (loss) on
       investments                                   (0.50)          0.20           0.26          (0.37)          0.44
                                                   -------        -------        -------        -------        -------
                 Total from Investment Operations     0.09           0.84           0.93           0.28           1.14
      Less distributions from
        Investment income--net                       (0.59)         (0.66)         (0.65)         (0.65)         (0.70)
                                                   -------        -------        -------        -------        -------
                              Total Distributions    (0.59)         (0.66)         (0.65)         (0.65)         (0.70)
                                                   -------        -------        -------        -------        -------
      Net Asset Value, End of Year                 $ 10.10        $ 10.60        $ 10.42        $ 10.14        $ 10.51
                                                   =======        =======        =======        =======        =======
                                     Total Return     0.76 %         8.31 %         9.37 %         2.63 %        11.85 %
                                                   =======        =======        =======        =======        =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)      $23,368        $23,982        $23,683        $21,127        $20,466
      Ratio of expenses with reimbursement to
       average net assets                             1.00 %         1.00 %         1.00 %         1.00 %         0.70 %
      Ratio of expenses without reimbursement to
       average net assets                             1.11 %         1.00 %         1.07 %         1.20 %         1.06 %
      Ratio of net investment income to average
       net assets                                     5.58 %         6.08 %         6.46 %         6.17 %         6.90 %
      Portfolio turnover rate                        22.86 %        32.71 %         9.06 %        30.17 %         2.20 %

                                                                 CLASS A            CLASS B            CLASS C
                                                                  SHARES             SHARES             SHARES
                                                             ----------------   ----------------   ----------------
                                                               PERIOD FROM        PERIOD FROM        PERIOD FROM
                                                             JANUARY 1, 1999    JANUARY 1, 1999    JANUARY 1, 1999
                                                                    TO                 TO                 TO
                                                                AUGUST 31,         AUGUST 31,         AUGUST 31,
                                                             ----------------   ----------------   ----------------
                                                                   1999               1999               1999
                                                             ----------------   ----------------   ----------------
      Net Asset Value, Beginning of Period                     $ 10.62            $ 10.62            $ 10.62
      Investment income--net                                      0.30               0.33               0.30
      Net realized and unrealized gain (loss) on
       investments                                               (0.42)             (0.46)             (0.47)
                                                               -------            -------            -------
                           Total from Investment Operations      (0.12)             (0.13)             (0.17)
      Less distributions from
        Investment income--net                                   (0.30)             (0.33)             (0.30)
                                                               -------            -------            -------
                                        Total Distributions      (0.30)             (0.33)             (0.30)
                                                               -------            -------            -------
      Net Asset Value, End of Period                           $ 10.20            $ 10.16            $ 10.15
                                                               =======            =======            =======
                                            Total Return **      (1.17)%            (1.30)%            (1.64)%
                                                               =======            =======            =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of period                                $68,792            $ 7,743            $11,022
      Ratio of expenses with reimbursement to average net
       assets *                                                   1.25 %             1.75 %             2.00 %
      Ratio of expenses without reimbursement to average
       net assets *                                               1.42 %             1.77 %             2.25 %
      Ratio of net investment income to average net assets
       *                                                          5.25 %             4.86 %             4.54 %
      Portfolio turnover rate                                    22.86 %            22.86 %            22.86 %

*   Ratios annualized

**  Returns are not annualized

See notes to financial statements.

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
PRIMARY FUND

                                                             INTEREST/
                                                  MATURITY    STATED        FACE
                                                    DATE     RATE (%)      AMOUNT        VALUE
COMMERCIAL PAPER
AEROSPACE/DEFENSE--4.95%
Litton Industries, Incorporated                   09/16/99    5.450      $1,168,000   $ 1,165,345
Lockheed Martin Corporation                       09/01/99    5.300         360,000       360,000
                                                                                      -----------
                                                                                        1,525,345
APPAREL--2.42%
VF Corporation                                    09/01/99    5.270         747,000       747,000

AUTO PARTS MANUFACTURERS--8.14%
Goodyear Tire & Rubber Company (The)              09/24/99    5.410       1,118,000     1,114,132
TRW Incorporated                                  09/23/99    5.400       1,400,000     1,395,365
                                                                                      -----------
                                                                                        2,509,497
CHEMICALS--4.84%
Engelhard Corporation                             10/12/99    5.500       1,501,000     1,491,586

CONSTRUCTION--4.54%
Centex Corporation                                09/03/99    5.320       1,400,000     1,399,584

CONTAINERS--3.78%
Crown Cork & Seal Company, Incorporated           09/09/99    5.320       1,169,000     1,167,613

COSMETICS/TOILETRIES--4.43%
Rite Aid Corporation                              09/14/99    5.430       1,370,000     1,367,308

ELECTRIC POWER--4.56%
Public Service Company of Colorado                10/14/99    5.450       1,417,000     1,407,753

FINANCIAL SERVICES--23.10%
Case Credit                                       09/13/99    5.400         490,000       489,116
Comdisco Incorporated                             09/08/99    5.280       1,416,000     1,414,541
Dana Corporation                                  09/17/99    5.440       1,393,000     1,389,631
Penney (J.C.) Company, Incorporated               09/08/99    5.320       1,309,000     1,307,641
Kerr-McGee Credit Corporation                     09/07/99    5.350       1,206,000     1,204,921
Penn Power & Light Energy Trust                   01/18/00    6.200       1,350,000     1,317,632
                                                                                      -----------
                                                                                        7,123,482
LODGING/HOTELS--2.97%
Marriott International, Incorporated              10/07/99    5.500         920,000       914,931

MEDICAL SERVICES--3.74%
Humana, Incorporated                              09/02/99    5.350       1,154,000     1,153,827

OIL SERVICES--3.59%
UOP                                               09/20/99    5.500       1,110,000     1,106,778

RETAIL--SPECIALTY--7.33%
Mattel, Incorporated                              10/18/99    5.470       1,047,000     1,039,508
Toys 'R' Us, Incorporated                         09/15/99    5.400       1,224,000     1,221,428
                                                                                      -----------
                                                                                        2,260,936
TRUCKING & SHIPPING--4.86%
Ryder Systems, Incorporated                       09/10/99    5.340       1,500,000     1,497,989
                                                                                      -----------
                                                     TOTAL COMMERCIAL PAPER--83.25%
                                                                 (Cost $25,673,629)    25,673,629
                                                                                      -----------
CORPORATE BONDS
APPAREL/TEXTILES--1.61%
Hoechst Cel Corporation                           02/01/04    6.125         500,000       496,587

BUILDING SUPPLIES--1.58%
Armstrong World Industries, Incorporated          08/15/03    6.350         500,000       487,611

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
PRIMARY FUND, CONTINUED

                                                             INTEREST/
                                                  MATURITY    STATED        FACE
                                                    DATE     RATE (%)      AMOUNT        VALUE
CORPORATE BONDS
ELECTRIC POWER--1.58%
West Penn Power Company                           06/01/04    6.375      $  500,000   $   485,840

ENVIRONMENTAL--1.50%
Browning-Ferris Industries, Incorporated          01/15/03    6.100         500,000       464,044

FINANCIAL SERVICES--2.40%
Finova Capital Corporation                        03/15/04    6.125         500,000       482,096
Household Finance Corporation                     08/15/03    6.250         265,000       257,383
                                                                                      -----------
                                                                                          739,479
LEISURE TIME/GAMING--1.27%
Carnival Cruise Lines                             10/01/03    6.150         400,000       390,302

MEDIA-TV/RADIO/CABLE--1.59%
TCI Communications, Incorporated                  05/01/03    6.375         500,000       491,661

TELECOM--LONG DISTANCE--1.61%
WorldCom, Incorporated                            08/15/01    6.125         500,000       496,141
                                                                                      -----------
                                                      TOTAL CORPORATE BONDS--13.14%
                                                                  (Cost $4,095,184)     4,051,665
                                                                                      -----------
U S GOVERNMENT AGENCY AND
U S GOVERNMENT SECURITIES
U S GOVERNMENT AGENCY SECURITIES--0.63%
Federal Home Loan Bank                            11/10/03    5.750         200,000       194,071

U S GOVERNMENT SECURITIES--2.83%
U S Treasury Bonds                                02/15/29    5.250       1,000,000       873,438
                                                                                      -----------
                   TOTAL U S GOVERNMENT AGENCY and U S GOVERNMENT SECURITIES--3.46%
                                                                  (Cost $1,074,991)     1,067,509
                                                                                      -----------
                                                          TOTAL INVESTMENTS--99.85%
                                                                 (Cost $30,843,804)    30,792,803
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--0.15%        45,494
                                                                                      -----------
                                                          TOTAL NET ASSETS--100.00%   $30,838,297
                                                                                      ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999
--------------------------------------------------------------------------------
PRIMARY FUND

ASSETS
Investment in securities, at value                            $30,792,803
Cash                                                                4,596
Prepaid expenses                                                   23,833
Receivable for:
  Capital stock sold                                                5,209
  Interest                                                         62,950
  Expense reimbursement                                            15,617
Other assets                                                        2,782
                                                              -----------
                                                TOTAL ASSETS   30,907,790
                                                              -----------
LIABILITIES
  Distribution payable                                             10,457
  Capital stock reacquired                                         34,995
Accrued:
  Investment advisory fee                                          12,845
  Service fee                                                       6,423
Other liabilities                                                   4,773
                                                              -----------
                                           TOTAL LIABILITIES       69,493
                                                              -----------
                                                  NET ASSETS  $30,838,297
                                                              ===========
Shares of capital stock outstanding, (1,176,000,000 shares
 authorized, $.01 par value per share)                         30,907,621
                                                              ===========
Net asset value                                               $      1.00
                                                              ===========

STATEMENT OF OPERATIONS  For Year Ended August 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest                                                      $1,816,144
EXPENSES
Investment advisory fees                                         167,289
Service fees                                                      83,645
Professional fees                                                  5,690
Custody and transaction fees                                      24,568
Directors' fees                                                    9,826
Qualification fees                                                30,577
Shareholder reporting expenses                                    26,136
Insurance expenses                                                 2,519
Other                                                              1,286
                                                              ----------
                                              TOTAL EXPENSES     351,536
                                    LESS EXPENSES REIMBURSED     (85,317)
                                                              ----------
                                                NET EXPENSES     266,219
                                                              ----------
INVESTMENT INCOME--NET                                         1,549,925
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                               (12,564)
  Change in unrealized depreciation of investments for the
   year                                                          (51,001)
                                                              ----------
NET LOSS ON INVESTMENTS                                          (63,565)
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $1,486,360
                                                              ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
PRIMARY FUND

                                                                YEAR ENDED AUGUST 31,
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $ 1,549,925    $ 1,767,808
  Net realized loss on investments                                (12,564)            --
  Change in unrealized appreciation (depreciation)                (51,001)            --
                                                              -----------    -----------
  Net increase in net assets resulting from operations          1,486,360      1,767,808
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                       (1,549,925)    (1,767,808)
CAPITAL SHARE TRANSACTIONS--NET                                (3,675,020)     1,532,007
                                                              -----------    -----------
TOTAL INCREASE (DECREASE)                                      (3,738,585)     1,532,007
NET ASSETS
  Beginning of Year                                            34,576,882     33,044,875
                                                              -----------    -----------
  End of Year                                                 $30,838,297    $34,576,882
                                                              ===========    ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

                                                                               CLASS T SHARES
                                                 --------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                 --------------------------------------------------------------------------
                                                      1999            1998           1997           1996           1995
                                                 --------------   ------------   ------------   ------------   ------------
      Net Asset Value, Beginning of Year          $  1.00         $  1.00        $  1.00        $  1.00        $  1.00
      Investment income--net                         0.05            0.05           0.05           0.05           0.05
                                                  -------         -------        -------        -------        -------
               Total from Investment Operations      0.05            0.05           0.05           0.05           0.05
      Less distributions from
        Investment income--net                      (0.05)          (0.05)         (0.05)         (0.05)         (0.05)
                                                  -------         -------        -------        -------        -------
                            Total Distributions     (0.05)          (0.05)         (0.05)         (0.05)         (0.05)
                                                  -------         -------        -------        -------        -------
      Net Asset Value, End of Year                $  1.00         $  1.00        $  1.00        $  1.00        $  1.00
                                                  =======         =======        =======        =======        =======
                                   Total Return      4.75 %          5.15 %         4.98 %         5.07 %         5.01 %
                                                  =======         =======        =======        =======        =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)     $30,838         $34,577        $33,045        $37,465        $20,984
      Ratio of expenses with reimbursement to
       average net assets                            0.80 %          0.80 %         0.80 %         0.81 %         0.84 %
      Ratio of expenses without reimbursement
       to average net assets                         1.06 %          0.98 %         1.01 %         1.15 %         1.21 %
      Ratio of net investment income to average
       net assets                                    4.66 %          5.02 %         4.86 %         4.93 %         4.91 %
      Portfolio turnover rate                       30.47 %            --             --             --             --

See notes to financial statements.

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
TAX FREE FUND

                                                                                   INTEREST/
MUNICIPAL BONDS                                                        MATURITY     STATED       FACE
 RATING(a)                                                               DATE      RATE (%)     AMOUNT       VALUE

                CALIFORNIA--4.78%
Aa3/AA-         California State General Obligation Bonds Unlimited     06/01/11       5.250   $ 100,000  $    101,322
Aaa/AAA         Sacramento, California Municipal Utility District
                 Electric Revenue Bonds, Series I                       01/01/15       5.750     200,000       204,018
Aaa/AAA         San Francisco, California City and County Sewer
                 Revenue Refunding Bonds                                10/01/16       5.375     250,000       245,740
                                                                                                          ------------
                                                                                                               551,080
                                                                                                          ------------
                FLORIDA--7.79%
Aaa/AAA         Dade County, Florida Water & Sewer System Revenue
                 Bonds                                                  10/01/16       5.375     400,000       396,232
Aaa/AAA         Miami Dade County Solid Waste System Revenue Bonds      10/01/18       4.375     400,000       356,124
Aa2/AA+         State of Florida-State Board of Education, Public
                 Education Capital Outlay Bonds, 1992 Series E          06/01/19       5.750     145,000       145,689
                                                                                                          ------------
                                                                                                               898,045
                                                                                                          ------------
                GEORGIA--1.54%
A3/A            Municipal Electric Authority of Georgia-Power
                 Revenue Bonds, Series AA                               01/01/07       5.400     175,000       177,886
                                                                                                          ------------
                ILLINOIS--13.31%
Aaa/AAA         Chicago, Illinois-General Obligation Bonds Unlimited    01/01/25       5.125     100,000        90,719
Aaa/AAA         Chicago, Illinois-Park District General Obligation
                 Bonds Unlimited, Series C                              01/01/16       4.850     230,000       207,028
Aa2/AA          Illinois Health Facilities Authority-Revenue Bonds,
                 Series A, (Northwestern Memorial Hospital)             08/15/24       6.000     100,000       100,334
Aa2/AA          Illinois Health Facilities Authority-Revenue Bonds,
                 Series 1994A, (Northwestern Memorial Hospital)         08/15/14       6.100     200,000       204,534
Aaa/AAA         Illinois State Toll Highway Authority-Highway
                 Prioity Revenue Bonds, Series A-FGIC                   01/01/17       5.750     175,000       185,377
Aaa/AAA         Regional Transportation Authority of Illinois
                 Revenue Bonds, Refunding MBIA                          06/01/18       5.500     200,000       196,766
Aaa/NR          Rockford, Illinois-General Obligation Bonds
                 Unlimited                                              12/15/18       4.500     180,000       151,555
Aa2/AAA         State of Illinois-Build Illinois Bonds, Sales Tax
                 Revenue Bonds, Series V                                06/15/17       6.375     200,000       214,466
Aaa/AAA         State of Illinois-General Obligation Bonds Unlimited    03/01/19       5.000     200,000       183,648
                                                                                                          ------------
                                                                                                             1,534,427
                                                                                                          ------------
                LOUISIANA--5.56%
Aaa/AAA         Louisiana Public Facilities Authority Hospital
                 Revenue Bonds, Series C                                07/01/19       5.000     400,000       362,984
Aaa/AAA         New Orleans, Louisiana Sewer Service Revenue Bonds      06/01/18       5.000     300,000       278,586
                                                                                                          ------------
                                                                                                               641,570
                                                                                                          ------------
                MASSACHUSETTS--4.13%
Aaa/AAA         Massachusetts State Water Revenues Authority,
                 General Purpose-Series A                               11/01/21       5.500     450,000       475,731
                                                                                                          ------------
                NEW MEXICO--0.88%
Aaa/AAA         Central Consolidated School District No.22 San Juan
                 County, New Mexico General Obligation School
                 Building Bonds                                         08/15/09       5.300     100,000       101,423
                                                                                                          ------------

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
TAX FREE FUND, CONTINUED

                                                                                   INTEREST/
MUNICIPAL BONDS                                                        MATURITY     STATED       FACE
 RATING(a)                                                               DATE      RATE (%)     AMOUNT       VALUE

                NEW YORK--7.25%
A3/A-           New York City, New York-General Obligation Bonds
                 Unlimited, Series J                                    08/01/18       5.000   $ 200,000  $    181,972
Aaa/AAA         New York City, New York-General Obligation Bonds
                 Unlimited, Series J                                    02/15/07       5.000     100,000       100,989
Aa3/AA          New York City, New York-Transititional Financial
                 Authority Revenue Bonds, Series C                      05/01/19       5.000     250,000       229,997
Aa3/A+          Triborough Bridge & Tunnel Authority, New York,
                 Revenue Bonds, General Purpose-Series B                01/01/27       5.200     350,000       323,151
                                                                                                          ------------
                                                                                                               836,109
                                                                                                          ------------
                NORTH CAROLINA--1.79%
Aaa/AAA         City of Charlotte, North Carolina-General Obligation
                 Public Improvement Bonds, Series 1994                  02/01/08       5.700     100,000       106,563
Baa3/BBB        North Carolina Eastern Municipal Power Agency-Power
                 System Revenue Bonds, Refunding Series 1993 B          01/01/12       6.250     100,000       100,393
                                                                                                          ------------
                                                                                                               206,956
                                                                                                          ------------
                OHIO--3.53%
Aaa/AAA         Franklin County, Ohio-General Obligation Bonds
                 Limited                                                12/01/08       5.100     300,000       305,844
Aaa/AAA         Franklin County, Ohio-General Obligation Bonds
                 Limited                                                12/01/11       5.300     100,000       101,258
                                                                                                          ------------
                                                                                                               407,102
                                                                                                          ------------
                OKLAHOMA--0.93%
Aaa/NR          Oklahoma Housing Finance Agency-Single Family
                 Mortgage Revenue Bonds (Homeownership Loan
                 Program), 1994 Series A-1 (b)                          09/01/07       6.250     105,000       107,022
                                                                                                          ------------
                OREGON--1.88%
A1/A+           City of Portland, Oregon-Sewer System Revenue Bonds,
                 1994 Series A                                          06/01/15       6.250     200,000       216,242
                                                                                                          ------------
                PENNSYLVANIA--0.88%
Aa3/AA          Pennsylvania State General Obligation Bonds
                 Unlimited, Refunding & Projects-First Series           04/15/06       5.000     100,000       101,799
                                                                                                          ------------
                PUERTO RICO--2.05%
Baa1/A          Commonwealth of Puerto Rico-Public Improvement
                 Refunding Bonds, Series 1992A, General Obligation
                 Bonds                                                  07/01/14       6.000     100,000       103,157
Baa1/BBB+       Puerto Rico Electric Power Authority-Power Revenue
                 Bonds, Series R                                        07/01/17       6.250     125,000       133,644
                                                                                                          ------------
                                                                                                               236,801
                                                                                                          ------------
                RHODE ISLAND--0.89%
Aa2/AA+         Rhode Island Housing & Mortgage Financial
                 Corporation, Homeownership Opportunity,
                 Series 20-A                                            04/01/17       6.150     100,000       102,709
                                                                                                          ------------
                TENNESSEE--1.75%
A1/A+           Tennessee Housing Development Agency-Mortgage
                 Finance Program Bonds, 1994 Series B (b)               01/01/09       6.200     200,000       202,330
                                                                                                          ------------

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
TAX FREE FUND, CONTINUED

                                                                                   INTEREST/
MUNICIPAL BONDS                                                        MATURITY     STATED       FACE
 RATING(a)                                                               DATE      RATE (%)     AMOUNT       VALUE

                TEXAS--21.94%
Aaa/AAA         Baytown, Texas-Water and Sewer Revenue Bonds            02/01/14       5.950   $ 100,000  $    102,162
Aaa/AAA         Board of Regents of The University of Texas System-
                 Permanent University Fund, Refunding Bonds
                 Series 1992A                                           07/01/13       6.250     200,000       208,118
Aaa/AAA         City of Austin, Texas-Combined Utility Systems
                 Revenue Refunding Bonds, Series 1994                   05/15/16       6.250     100,000       103,561
Aa2/AA          City of Dallas, Texas-Waterworks and Sewer System
                 Revenue Bonds, Series 1994                             04/01/07       5.600     100,000       102,562
Aaa/AAA         Collin County, Texas-Community College District,
                 Consolidated Fund, Revenue Bonds                       02/01/15       5.250     400,000       390,488
Aaa/AAA         Dallas-Fort Worth International Airport-Dallas-Fort
                 Worth Regional Airport, Joint Revenue Refunding
                 Bonds, Series 1994A                                    11/01/10       6.000     100,000       105,146
Aaa/AAA         Denton, Texas-General Obligation Bonds Limited          02/15/08       5.500     130,000       134,051
Aaa/AAA         Denton, Texas-General Obligation Bonds Limited          02/15/09       5.600     120,000       123,727
Aaa/A+          Flower Mound, Texas-Refunding and Improvement,
                 General Obligation Bonds Unlimited                     03/01/17       5.500     200,000       198,006
Aa1/AA          Harris County, Texas-Tax and Revenue Certificates of
                 Obligation, Series 1994                                10/01/12       6.100     135,000       144,585
Aa1/AA          Harris County, Texas-Tax and Revenue Certificates of
                 Obligation, Series 1994                                10/01/13       6.100     125,000       133,875
Aaa/AAA         Laredo, Texas-General Obligation Bonds Unlimited        02/15/11       5.250     100,000        99,997
Aaa/AAA         Mission Texas Consolidated Independent School
                 District-General Obligation Bonds Unlimited            02/15/18       4.500     200,000       169,564
AAA/NR          Tarrant County Health Facilities Development
                 Corporation-Health System Revenue Bonds, (Harris
                 Methodist Health System), Series 1994 (c )             09/01/14       6.000     200,000       213,218
Aaa/AAA         Texas Turnpike Authority-Dallas North Tollway System
                 Revenue Bonds, Series 1995 (President George Bush
                 Turnpike)                                              01/01/15       5.400     100,000        98,924
Aaa/NR          Weslaco, Texas Independent School District General
                 Obligation Bonds                                       02/15/13       5.650     100,000       101,301
Aaa/AAA         West University Place, Texas-General Obligation
                 Bonds Limited, Permanent Improvement                   02/01/14       5.650     100,000       100,754
                                                                                                          ------------
                                                                                                             2,530,039
                                                                                                          ------------
                UTAH--0.85%
Aa2/AA          Utah Housing Finance Agency-Single Family Mortgage
                 Bonds, 1995 Issue A, (Federally Insured or
                 Guaranteed Mortgage Loans) (b)                         07/01/12       7.150      35,000        36,701
Aa2/NR          Utah State Housing Financial Agency-Single Family
                 Mortgage Bonds, Series F1                              07/01/13       6.000      60,000        61,355
                                                                                                          ------------
                                                                                                                98,056
                                                                                                          ------------
                VIRGINIA--0.90%
Aaa/AAA         Virginia State Housing Development Authority
                 Commonwealth Mortgage Bonds, Series A, Subseries
                 A-4 (b)                                                07/01/15       6.300     100,000       103,658
                                                                                                          ------------

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
TAX FREE FUND, CONTINUED

                                                                                   INTEREST/
MUNICIPAL BONDS                                                        MATURITY     STATED       FACE
 RATING(a)                                                               DATE      RATE (%)     AMOUNT       VALUE

                WASHINGTON--9.79%
Aaa/AAA         City of Richland, Washington-Water and Sewer
                 Improvement Revenue Bonds, 1993                        04/01/07       5.550   $ 300,000  $    314,079
Aa1/AA+         King County, Washington-Department of Metropolitan
                 Services, Limited Tax General Obligation Bonds,
                 1994 Series A                                          01/01/08       5.800     200,000       213,580
Aa1/AA+         King County, Washington-Limited Tax General
                 Obligation and Refunding Bonds, 1993 Series A          12/01/10       6.000     100,000       106,212
Aaa/AAA         Municipality of Metropolitan Seattle Sewer Refunding
                 Revenue Bonds, Series X                                01/01/15       5.400     100,000        99,128
Aa1/AA+         Port of Seattle, Washington-General Obligation Bonds
                 (b)                                                    05/01/14       5.750     100,000       101,594
Aaa/AAA         Seattle, Washington-Municipal Light & Power Revnue
                 Bonds, Series B                                        06/01/24       5.000     100,000        89,068
Aa1/AA+         State of Washington-General Obligation Bonds,
                 Series 1994B                                           05/01/09       5.750     100,000       102,996
Aa1/AA+         State of Washington-General Obligation Bonds,
                 Series 1994B                                           09/01/16       6.000     100,000       102,160
                                                                                                          ------------
                                                                                                             1,128,817
                                                                                                          ------------
                WISCONSIN--2.71%
Aa2/AA          City of Green Bay-General Obligation Refunding
                 Bonds, Series 1994B                                    04/01/09       5.900     200,000       208,330
AAA/AA          State of Wisconsin-General Obligation Bonds
                 Unlimited, Series C                                    05/01/09       5.400     100,000       103,869
                                                                                                          ------------
                                                                                                               312,199
                                                                                                          ------------
                                                                           TOTAL MUNICIPAL BONDS--95.13%
                                                                                      (Cost $10,875,591)    10,970,001
                                                                                                          ------------
COMMERCIAL PAPER
                FINANCIAL SERVICES--0.87%
                Ford Motor Credit Company                               09/03/99       5.330     100,000        99,970
                                                                                                          ------------

                TRANSPORTATION-MISCELLANEOUS--2.05%
                Hertz Corporation                                       09/07/99       5.350     237,000       236,789
                                                                                                          ------------

                                                                           TOTAL COMMERCIAL PAPER--2.92%
                                                                                         (Cost $336,759)       336,759
                                                                                                          ------------
                                                                               TOTAL INVESTMENTS--98.05%
                                                                                      (Cost $11,212,350)    11,306,760
                                                          CASH AND OTHER ASSETS, LESS LIABILITIES--1.95%       225,440
                                                                                                          ------------
                                                                               TOTAL NET ASSETS--100.00%  $ 11,532,200
                                                                                                          ============

Notes to Schedule of Investments

(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are unaudited.

(b) Security subject to the alternative minimum tax.

(c) Issuer has defeased these bonds, collateral for such defeasance is U.S. Government obligations.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999
--------------------------------------------------------------------------------
TAX FREE FUND

ASSETS
Investment in securities, at value                            $ 11,306,760
Cash                                                                42,072
Prepaid expenses                                                    21,993
Receivable from investment advisor                                  10,477
Receivable for:
  Capital stock sold                                                   750
  Interest                                                         154,335
  Expense reimbursement                                              7,094
Other assets                                                         3,211
                                                              ------------
                                                TOTAL ASSETS    11,546,692
                                                              ------------
LIABILITIES
Distribution payable                                                 1,504
Accrued:
  Investment advisory fee                                            5,187
  Service fee                                                        2,528
Other liabilities                                                    5,273
                                                              ------------
                                           TOTAL LIABILITIES        14,492
                                                              ------------
               NET ASSETS (applicable to shares outstanding)  $ 11,532,200
                                                              ============
NET ASSETS:
Class A                                                       $    194,917
--------------------------------------------------------------------------
Class B                                                       $    113,143
--------------------------------------------------------------------------
Class C                                                       $      5,657
--------------------------------------------------------------------------
Class T                                                       $ 11,218,483
--------------------------------------------------------------------------
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                   100,000,000
  Outstanding                                                       19,072
--------------------------------------------------------------------------
Class B:
  Authorized                                                   100,000,000
  Outstanding                                                       11,092
--------------------------------------------------------------------------
Class C:
  Authorized                                                   100,000,000
  Outstanding                                                          558
--------------------------------------------------------------------------
Class T:
  Authorized                                                    21,000,000
  Outstanding                                                    1,106,222
--------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $      10.22
  Offering price per share: (Net Assets value of $10.22 /
   95.25%)                                                    $      10.73
--------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                $      10.20
--------------------------------------------------------------------------
Class C:
  Net asset value and redemption price per share              $      10.14
  Offering price per share: (Net Assets value of $10.14 /
   99.00%)                                                    $      10.24
--------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share              $      10.14
  Offering price per share: (Net Assets value of $10.14 /
   95.5%)                                                     $      10.62
--------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  For Year Ended August 31, 1999
--------------------------------------------------------------------------------
TAX FREE FUND

INVESTMENT INCOME
Interest                                                      $ 613,232
EXPENSES
Investment advisory fees                                         57,794
Service fees                                                     28,666
Professional fees                                                 5,202
Custody and transaction fees                                     12,660
Directors' fees                                                   9,828
Qualification fees                                               14,833
Shareholder reporting expenses                                   13,145
Insurance expenses                                                1,620
Distribution Fees                                                   481
                                                              ---------
                                              TOTAL EXPENSES    144,229
                                    LESS EXPENSES REIMBURSED    (57,794)
                                                              ---------
                                                NET EXPENSES     86,435
                                                              ---------
INVESTMENT INCOME--NET                                          526,797
                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                               26,918
  Change in unrealized depreciation of investments for the
   year                                                        (608,365)
                                                              ---------
NET LOSS ON INVESTMENTS                                        (581,447)
                                                              ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (54,650)
                                                              =========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED AUGUST 31,
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   526,797    $   491,640
  Net realized gain on investments                                 26,918         28,603
  Change in unrealized appreciation (depreciation)               (608,365)       363,642
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
   operations                                                     (54,650)       883,885
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                        (2,378)            --
    Class B                                                        (1,020)            --
    Class C                                                          (333)            --
    Class T                                                      (523,038)      (499,989)
                                                              -----------    -----------
    Total distributions from shareholders                        (526,769)      (499,989)
CAPITAL SHARE TRANSACTIONS--NET
    Class A                                                       202,353             --
    Class B                                                       116,889             --
    Class C                                                         6,889             --
    Class T                                                       729,824        (26,401)
                                                              -----------    -----------
    Total net capital share transactions                        1,055,955        (26,401)
                                                              -----------    -----------
TOTAL INCREASE                                                    474,536        357,495
NET ASSETS
  Beginning of Year                                            11,057,664     10,700,169
                                                              -----------    -----------
  End of Year                                                 $11,532,200    $11,057,664
                                                              ===========    ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

TAX FREE FUND

                                                                                CLASS T SHARES
                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------------------
                                                       1999           1998           1997           1996           1995
                                                   ------------   ------------   ------------   ------------   ------------
      Net Asset Value, Beginning of Year           $ 10.64        $ 10.27        $  9.93        $  9.95        $  9.62
      Investment income--net                          0.48           0.49           0.51           0.53           0.51
      Net realized and unrealized gain (loss) on
       investments                                   (0.50)          0.37           0.33          (0.02)          0.33
                                                   -------        -------        -------        -------        -------
                 Total from Investment Operations    (0.02)          0.86           0.84           0.51           0.84
      Less distributions from
       Investment income--net                        (0.48)         (0.49)         (0.50)         (0.53)         (0.51)
                                                   -------        -------        -------        -------        -------
                              Total Distributions    (0.48)         (0.49)         (0.50)         (0.53)         (0.51)
                                                   -------        -------        -------        -------        -------
      Net Asset Value, End of Year                 $ 10.14        $ 10.64        $ 10.27        $  9.93        $  9.95
                                                   =======        =======        =======        =======        =======
                                     Total Return    (0.28)%         8.58 %         8.61 %         5.18 %         9.15 %
                                                   =======        =======        =======        =======        =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)      $11,218        $11,058        $10,700        $ 9,148        $ 8,399
      Ratio of expenses with reimbursement to
       average net assets                             0.73 %         0.75 %         0.54 %           --             --
      Ratio of expenses without reimbursement to
       average net assets                             1.23 %         1.25 %         1.27 %         1.18 %         1.25 %
      Ratio of net investment income to average
       net assets                                     4.53 %         4.60 %         4.97 %         5.27 %         5.43 %
      Portfolio turnover rate                         5.09 %        12.77 %        22.15 %        18.44 %        12.63 %

                                                                      CLASS A            CLASS B            CLASS C
                                                                       SHARES             SHARES             SHARES
                                                                  ----------------   ----------------   ----------------
                                                                    PERIOD FROM        PERIOD FROM        PERIOD FROM
                                                                  JANUARY 1, 1999    JANUARY 1, 1999    JANUARY 1, 1999
                                                                         TO                 TO                 TO
                                                                     AUGUST 31,         AUGUST 31,         AUGUST 31,
                                                                  ----------------   ----------------   ----------------
                                                                        1999               1999               1999
                                                                  ----------------   ----------------   ----------------
      Net Asset Value, Beginning of Period                         $  10.68           $  10.68            $10.68
      Investment income--net                                           0.21               0.18              0.25
      Net realized and unrealized gain (loss) on investments          (0.46)             (0.48)            (0.54)
                                                                   --------           --------            ------
                                Total from Investment Operations      (0.25)             (0.30)            (0.29)
      Less distributions from
        Investment income--net                                        (0.21)             (0.18)            (0.25)
                                                                   --------           --------            ------
                                             Total Distributions      (0.21)             (0.18)            (0.25)
                                                                   --------           --------            ------
      Net Asset Value, End of Period                               $  10.22           $  10.20            $10.14
                                                                   ========           ========            ======
                                                  Total Return**      (2.37)%            (2.85)%           (2.72)%
                                                                   ========           ========            ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of period                                    $194,917           $113,143            $5,657
      Ratio of expenses with reimbursement to average net assets
       *                                                               1.51 %             2.01 %            2.28 %
      Ratio of expenses without reimbursement to average net
       assets *                                                        2.02 %             2.52 %            2.78 %
      Ratio of net investment income to average net assets *           3.69 %             3.20 %            2.92 %
      Portfolio turnover rate                                          5.09 %             5.09 %            5.09 %

*   Ratios annualized

**  Returns are not annualized

See notes to financial statements.

SCHEDULE OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                             INTEREST/
                                                  MATURITY    STATED        FACE
COMMERCIAL PAPER                                    DATE      RATE(%)      AMOUNT        VALUE
CHEMICAL--SPECIALTY--5.00%
Eastman Kodak Company                             09/08/99      5.30     $  535,000   $   534,448

ELECTRIC POWER--4.67%
Northern Indiana Public Service Company           09/16/99      5.30        500,000       498,894

FINANCIAL SERVICES--4.52%
American Honda Finance Corporation                10/06/99      5.30        485,000       482,501

GOVERNMENT AGENCIES--69.05%
Federal Agricultural Mortgage Corporation         09/02/99      5.03        553,000       552,922
Federal Home Loan Mortgage Corporation            09/01/99      5.20        300,000       300,000
Federal Home Loan Mortgage Corporation            09/09/99      5.12      1,000,000       998,860
Federal Home Loan Mortgage Corporation            09/20/99      5.01        358,000       357,050
Federal Home Loan Mortgage Corporation            10/14/99      5.20      1,040,000     1,033,534
Federal Home Loan Mortgage Corporation            10/28/99      5.11        631,000       625,873
Federal National Mortgage Association             09/15/99      5.07        804,000       802,410
Federal National Mortgage Association             09/27/99      5.15      1,175,000     1,170,621
Federal National Mortgage Association             10/25/99      5.10      1,546,000     1,534,126
                                                                                      -----------
                                                                                        7,375,396
MEDICAL PRODUCTS/SUPPLIES--4.66%
Becton Dickinson & Company                        11/05/99      5.33        502,000       497,160

MEDIA-TV/RADIO/CABLE--1.72%
Walt Disney Company                               09/03/99      5.25        184,000       183,946

NATURAL GAS--9.65%
Consolidated Natural Gas Company                  10/15/99      5.32        500,000       496,742
Laclede Gas Company                               09/14/99      5.35        535,000       533,966
                                                                                      -----------
                                                                                        1,030,708
RETAIL--DISCOUNT--2.80%
Wal-Mart Stores Incorporated                      09/13/99      5.13        300,000       299,484

TRANSPORTATION--MISCELLANEOUS--3.37%
Hertz Corporation                                 09/07/99      5.17        360,000       359,689
                                                                                      -----------
                                                         TOTAL INVESTMENTS--105.44%
                                                                 (Cost $11,262,226)    11,262,226
                                     LIABILITIES IN EXCESS OF OTHER ASSETS--(5.44%)      (580,745)
                                                                                      -----------
                                                          TOTAL NET ASSETS--100.00%   $10,681,481
                                                                                      ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999
--------------------------------------------------------------------------------
MONEY MARKET FUND

ASSETS
Investment in securities, at value                            $11,262,226
Cash                                                                6,548
Prepaid expenses                                                      868
Receivable from investment advisor                                 10,927
Receivable for:
  Interest                                                             13
  Capital stock sold                                                2,056
                                                              -----------
                                                TOTAL ASSETS   11,282,638
                                                              -----------
LIABILITIES
  Capital stock reacquired                                        588,053
Accrued:
  Investment advisory fee                                           1,978
  Service fee                                                       1,978
Other liabilities                                                   9,148
                                                              -----------
                                           TOTAL LIABILITIES      601,157
                                                              -----------
                                                  NET ASSETS  $10,681,481
                                                              ===========
Shares of capital stock outstanding, (1,000,000,000 shares
 authorized, $.01 par value per share)                         10,681,481
                                                              ===========
Net asset value                                               $      1.00
                                                              ===========

STATEMENT OF OPERATIONS  For Period from January 1, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest                                                       $152,787
EXPENSES
Investment advisory fees                                          7,237
Service fees                                                      7,237
Professional fees                                                 4,263
Custody and transaction fees                                      7,677
Directors' fees                                                   6,874
Qualification fees                                                  693
Shareholder reporting expenses                                    2,895
Insurance expenses                                                  506
Other                                                               376
                                                               --------
                                              TOTAL EXPENSES     37,758
                                    LESS EXPENSES REIMBURSED    (22,364)
                                                               --------
                                                NET EXPENSES     15,394
                                                               --------
INVESTMENT INCOME--NET                                         $137,393
                                                               ========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                                      PERIOD FROM
                                                                    JANUARY 1, 1999
                                                                           TO
                                                                       AUGUST 31,
                                                                          1999
                                                                    ----------------
      INCREASE IN NET ASSETS FROM OPERATIONS
        Investment income--net                                        $   137,393
      DISTRIBUTIONS TO SHAREHOLDERS FROM
        Investment income--net                                           (137,393)
      CAPITAL SHARE TRANSACTIONS--NET                                  10,681,481
                                                                      -----------
      TOTAL INCREASE                                                   10,681,481
      NET ASSETS
        Beginning of Period                                                    --
                                                                      -----------
        End of Period                                                 $10,681,481
                                                                      ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

                                                                      PERIOD FROM
                                                                    JANUARY 1, 1999
                                                                           TO
                                                                       AUGUST 31,
                                                                    ----------------
                                                                          1999
                                                                    ----------------
      Net Asset Value, Beginning of Period                            $  1.00
      Investment income--net                                             0.03
                                                                      -------
                                  Total from Investment Operations       0.03
      Less distributions from
       Investment income--net                                           (0.03)
                                                                      -------
                                               Total Distributions      (0.03)
                                                                      -------
      Net Asset Value, End of Period                                  $  1.00
                                                                      =======
                                                    Total Return**       2.89 %
                                                                      =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of period (000's omitted)                       $10,681
      Ratio of expenses with reimbursement to average net assets *       0.50 %
      Ratio of expenses without reimbursement to average net
       assets *                                                          1.22 %
      Ratio of net investment income to average net assets *             4.45 %

*   Ratios annualized

**  Returns are not annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  August 31, 1999
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The SM&R Investments, Inc. (the "Funds"), formerly the SM&R Capital Funds, Inc., is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Funds' name change and the names of each of Funds' series became effective January 1, 1999. The Funds are comprised of the SM&R Government Bond Fund ("Government Bond Fund"), formerly American National Government Income Fund Series, SM&R Primary Fund ("Primary Fund"), formerly American National Primary Fund Series, SM&R Tax Free Fund ("Tax Free Fund"), formerly American National Tax Free Fund Series, and SM&R Money Market Fund ("Money Market Fund"). Operations commenced
March 16, 1992, for the Government Bond Fund and Primary Fund. The Tax Free Fund began operations September 9, 1993 and the Money Market Fund commenced operations January 1, 1999.

The Funds adopted the Multiple Class Plan for two of the Funds' series: the Government Bond Fund and the Tax Free Fund. Each had a single class of shares, and are offering five new classes as of January 1, 1999. The existing shares are the Class T shares, and the newly offered classes are: the Class A shares subject to an initial sales charge of up to 4.75% and a distribution and shareholder servicing plan ("12b-1 Plan"); the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan; the Class C shares subject to an initial sales charge of 1.00%, a contingent deferred sales charge, and a 12b-1 Plan; the Class J shares (Network class) subject to a 12b-1 Plan, only; and the Class Y shares (Institutional class) subject to no charges. The Class J and Y have not commenced operations. The Primary Fund and Money Market Fund have one class of shares, subject to no sales charge and no 12b-1 Plan.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:
Investments in securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each series is treated as a separate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements. At December 31, 1998, the funds' tax year-end, the Government Bond Fund and the Primary Fund had capital loss carryforwards that will expire in 2004 of approximately $267,000 and $6,000, respectively.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering and may be redeemed on any business day.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED
      SM&R GOVERNMENT BOND FUND
      The Government Bond Fund invests primarily in the agencies or instrumentalities of the U.S. Government. Dividends to shareholders from net investment income are declared and paid monthly.

      SM&R PRIMARY FUND
      The Primary Fund's objective is to seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper. All capital stock transactions are made at net asset value. Distributions are computed daily and distributed monthly.

      SM&R TAX FREE FUND
      The Tax Free Fund's objective is to provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions. Dividends to shareholders from net investment income are declared and paid monthly.

      SM&R MONEY MARKET FUND
      The Money Market Fund's objective is to seek the highest current income consistent with the stability of principal and maintenance of liquidity. All capital stock transactions are made at net asset value. Distributions are computed daily and distributed monthly.

EXPENSES:
Distribution and qualification fees directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

The organizational cost for the Money Market Fund and the Government Bond and Tax Free Funds' Class A, Class B and Class C shares were paid by Securities Management and Research, Inc.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY FEES:
Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Funds. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

GOVERNMENT BOND FUND
TAX FREE FUND

                                                               INVESTMENT
NET ASSETS                                                    ADVISORY FEE
Not exceeding $100,000,000                                        0.50%
Exceeding $100,000,000 but not exceeding $300,000,000             0.45%
Exceeding $300,000,000                                            0.40%

PRIMARY FUND

All average daily net assets                                    0.50%

MONEY MARKET FUND

All average daily net assets                                    0.25%

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

ADMINISTRATIVE SERVICE FEES:

Administrative fees paid to SM&R by the Funds are computed as a percentage of average daily net assets as follows:

NET ASSETS                                                    SERVICE FEES
Not exceeding $100,000,000                                       0.25%
Exceeding $100,000,000 but not exceeding $200,000,000            0.20%
Exceeding $200,000,000 but not exceeding $300,000,000            0.15%
Exceeding $300,000,000                                           0.10%

SM&R has agreed to reimburse the Funds for regular operating expenses in excess of 1.25% per annum of the average daily net assets, except for the Money Market Fund which is in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but does not include the distribution and shareholder servicing fee. SM&R has voluntarily agreed to reimburse the Primary Fund for regular operating expenses in excess of 0.80% per annum of average daily net assets and the Government Bond Fund for regular operating expenses in excess of 1.00% per annum of average daily net assets for the year ended August 31, 1999.

SM&R has voluntarily agreed to waive investment advisory fees leaving the Tax Free Fund responsible for all other expenses.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Funds have adopted a 12b-1 Plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, for two of the Funds' series: the Government Bond Fund and the Tax Free Fund, with respect to the Funds' Class A shares, Class B shares and Class C shares (the "Class A Plan", the "Class B Plan" and the "Class C Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Funds pay compensation for Class A shares at 0.25% per annum of the average daily net assets, for Class B shares at 0.50% per annum of the average daily net assets and for Class C shares at 0.75% per annum of the average daily net assets.

The Class B and Class C Plans also permit a shareholder servicing fee of 0.25% per annum of the average daily net assets to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Funds. For the eight months ended August 31, 1999, the Government Bond Fund and Tax Free Fund paid $86 and $481, respectively as compensation under the Plans.

SALES CHARGES:
SM&R, as principal underwriter, received as sales charges on sales of Class T shares, for the year ended August 31, 1999, and Class A and C shares, for the eight months ended August 31, 1999, of capital stock of the Funds as follows:

                                                                SALES
                                                               CHARGES
                                                           RECEIVED BY SM&R
Government Bond Fund                                           $11,297
Tax Free Fund                                                  $25,965

For the eight months ended August 31, 1999, SM&R received $248 for contingent deferred sales charges imposed on the redemptions of Class B and C shares of capital stock of the Funds.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED
SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 1999, SM&R and American National had the following ownership in the Funds:

                                   SM&R                      AMERICAN NATIONAL
                       -----------------------------   ------------------------------
                                   PERCENT OF SHARES                PERCENT OF SHARES
                        SHARES        OUTSTANDING        SHARES        OUTSTANDING
Government Bond          509,755          20%             698,751          30%
Primary                       --           --          16,832,698          54%
Tax Free                 131,508          12%             656,109          58%
Money Market           1,083,985          10%                  --           --

The Funds pay directors' fees and expenses for all the disinterested directors and three interested directors.

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                               PURCHASES      SALES
                                               ----------   ----------
Government Bond                                $5,298,670   $5,328,570
Primary                                        $6,345,829   $1,166,228
Tax Free                                       $1,625,640   $  557,400

Gross unrealized appreciation and depreciation as of August 31, 1999, were as follows:

                                                 APPRECIATION   DEPRECIATION
                                                 ------------   ------------
Government Bond                                    $228,078       $585,651
Primary                                            $  5,182       $ 56,183
Tax Free                                           $311,895       $217,485

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 4--CAPITAL STOCK
GOVERNMENT BOND FUND

                                                                  YEAR ENDED                        YEAR ENDED
                                                               AUGUST 31, 1999                   AUGUST 31, 1998
                                                          --------------------------        --------------------------
                                                            SHARES         AMOUNT             SHARES         AMOUNT
                                                          -----------   ------------        -----------   ------------
  Sale of capital shares:
    Class T                                                    85,399   $    902,135            107,893   $  1,143,207
    Class A                                                     6,805         70,359                 --             --
    Class B                                                       742          7,870                 --             --
    Class C                                                     1,073         11,000                 --             --
                                                          -----------   ------------        -----------   ------------
    Total sale of capital shares                               94,019        991,364            107,893      1,143,207
  Investment income dividends reinvested:
    Class T                                                   124,312      1,298,156            148,408      1,562,712
    Class A                                                        43            444                 --             --
    Class B                                                        20            209                 --             --
    Class C                                                        13            131                 --             --
                                                          -----------   ------------        -----------   ------------
    Total investment income dividends reinvested              124,388      1,298,940            148,408      1,562,712
  Redemptions of capital shares outstanding:
    Class T                                                  (159,122)    (1,662,604)          (265,757)    (2,808,368)
    Class A                                                      (101)        (1,040)                --             --
    Class B                                                        --             --                 --             --
    Class C                                                        --             --                 --             --
                                                          -----------   ------------        -----------   ------------
    Total redemptions of capital shares outstanding          (159,223)    (1,663,644)          (265,757)    (2,808,368)
                                                          -----------   ------------        -----------   ------------
  Net increase (decrease) in capital shares outstanding        59,184   $    626,660             (9,456)  $   (102,449)
                                                                        ============                      ============
  Shares outstanding at beginning of year                   2,262,725                         2,272,181
                                                          -----------                       -----------
  Shares outstanding at end of year                         2,321,909                         2,262,725
                                                          ===========                       ===========
  Net assets as of August 31, 1999 are comprised of the following:
  Capital (par value and additional paid-in)                            $ 24,037,070
  Accumulated net realized loss on investments                              (223,809)
  Net unrealized depreciation of investments                                (357,573)
                                                                        ------------
  Net Assets                                                            $ 23,455,688
                                                                        ============

PRIMARY FUND
                                                                  YEAR ENDED                        YEAR ENDED
                                                               AUGUST 31, 1999                   AUGUST 31, 1998
                                                          --------------------------        --------------------------
                                                            SHARES         AMOUNT             SHARES         AMOUNT
                                                          -----------   ------------        -----------   ------------
  Sale of capital shares                                   33,873,860   $ 33,873,860         35,251,969   $ 35,251,969
  Investment income dividends reinvested                    1,473,935      1,473,949          1,891,922      1,891,922
  Redemptions of capital shares outstanding               (39,022,829)   (39,022,829)       (35,611,884)   (35,611,884)
                                                          -----------   ------------        -----------   ------------
  Net increase (decrease) in capital shares outstanding    (3,675,034)  $ (3,675,020)         1,532,007   $  1,532,007
                                                                        ============                      ============
  Shares outstanding at beginning of year                  34,582,655                        33,050,648
                                                          -----------                       -----------
  Shares outstanding at end of year                        30,907,621                        34,582,655
                                                          ===========                       ===========
  Net assets as of August 31, 1999 are comprised of the following:
  Capital (par value and additional paid-in)                            $ 30,907,617
  Accumulated net realized loss on investments                               (18,319)
  Net unrealized depreciation of investments                                 (51,001)
                                                                        ------------
  Net Assets                                                            $ 30,838,297
                                                                        ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 4--CAPITAL STOCK--CONTINUED

TAX FREE FUND
                                                                  YEAR ENDED                        YEAR ENDED
                                                               AUGUST 31, 1999                   AUGUST 31, 1998
                                                          --------------------------        --------------------------
                                                            SHARES         AMOUNT             SHARES         AMOUNT
                                                          -----------   ------------        -----------   ------------
  Sale of capital shares:
    Class T                                                    72,514   $    769,888             59,089   $    621,304
    Class A                                                    19,748        209,198                 --             --
    Class B                                                    11,098        116,931                 --             --
    Class C                                                     2,475         26,359                 --             --
                                                          -----------   ------------        -----------   ------------
    Total sales of capital shares                             105,835      1,122,376             59,089        621,304
  Investment income dividends reinvested:
    Class T                                                    48,162        507,956             51,288        536,758
    Class A                                                       226          2,345                 --             --
    Class B                                                        98          1,019                 --             --
    Class C                                                        32            333                 --             --
                                                          -----------   ------------        -----------   ------------
    Total investment income dividends reinvested               48,518        511,653             51,288        536,758
  Redemptions of capital shares outstanding:
    Class T                                                   (53,448)      (548,020)          (113,023)    (1,184,463)
    Class A                                                      (902)        (9,190)                --             --
    Class B                                                      (104)        (1,061)                --             --
    Class C                                                    (1,949)       (19,803)                --             --
                                                          -----------   ------------        -----------   ------------
    Total redemptions of capital shares outstanding           (56,403)      (578,074)          (113,023)    (1,184,463)
                                                          -----------   ------------        -----------   ------------
  Net increase (decrease) in capital shares outstanding        97,950   $  1,055,955             (2,646)  $    (26,401)
                                                                        ============                      ============
  Shares outstanding at beginning of year                   1,038,994                         1,041,640
                                                          -----------                       -----------
  Shares outstanding at end of year                         1,136,944                         1,038,994
                                                          ===========                       ===========
  Net assets as of August 31, 1999 are comprised of the following:
  Capital (par value and additional paid-in)                            $ 11,432,282
  Accumulated net realized gain on investments                                 5,508
  Net unrealized appreciation of investments                                  94,410
                                                                        ------------
  Net Assets                                                            $ 11,532,200
                                                                        ============

MONEY MARKET
                                                                 EIGHT MONTHS ENDED
                                                                   AUGUST 31, 1999
                                                              -------------------------
                                                                SHARES        AMOUNT
                                                              -----------   -----------
  Sale of capital shares                                       13,546,991   $13,546,991
  Investment income dividends reinvested                          138,407       138,407
  Redemptions of capital shares outstanding                    (3,003,917)   (3,003,917)
                                                              -----------   -----------
  Net increase in capital shares outstanding                   10,681,481   $10,681,481
                                                                            ===========
  Shares outstanding at beginning of period                            --
                                                              -----------
  Shares outstanding at end of period                          10,681,481
                                                              ===========
  Net assets as of August 31, 1999 are comprised of the following:
  Capital (par value and additional paid-in)                                $10,681,481
                                                                            -----------
  Net Assets                                                                $10,681,481
                                                                            ===========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
SM&R Investments, Inc.

We have audited the accompanying statements of assets and liabilities of SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.) comprised of SM&R Government Bond Fund (formerly American National Government Income Fund Series), SM&R Primary Fund (formerly American National Primary Fund Series), SM&R Tax Free Fund (formerly American National Tax Free Fund Series) and SM&R Money Market Fund, including the schedule of investments as of August 31, 1999, the related statements of operations for the year then ended (with respect to SM&R Money Market Fund for the period January 1, 1999 to August 31, 1999), the statements of changes in net assets and the financial highlights for each of the two years in the period then ended (with respect to SM&R Money Market Fund for the period January 1, 1999 to August 31, 1999). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 1997 were audited by other auditors whose report dated October 10, 1997, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SM&R Investments, Inc. as of August 31, 1999, the results of its operations for the year then ended (with respect to SM&R Money Market Fund for the period
January 1, 1999 to August 31, 1999), the changes in its net assets and the financial highlights for each of the two years in the periods then ended (with respect to SM&R Money Market Fund for the period January 1, 1999 to August 31,
1999), in conformity with generally accepted accounting principles.

                                                      Tait, Weller & Baker, CPA

Philadelphia, Pennsylvania
October 1, 1999